As filed with the Securities and Exchange Commission on November 24, 1998

Registration No.  2-96408
                 811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.    52

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended

Amendment No.     53    [X]

SMITH BARNEY INCOME FUNDS
(Exact name of Registrant as Specified in Charter)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)

(212)816-6474
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Secretary

Smith Barney Income Funds
388 Greenwich Street
New York, New York 10013, 22nd Floor
(Name and address of agent for service)

(Approximate Date of Proposed Public Offering): Continuous


It is proposed that this filing becomes effective (check appropriate box):


[  ]  Immediately upon filing pursuant to paragraph 485(b)
[X ] on November 27, 1998 pursuant to paragraph 485(b)
[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[  ]  on (date) pursuant to paragraph (a)(1) of Rule 485
[  ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[  ]  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Shares of Common
Stock/Shares of Beneficial Interest


SMITH BARNEY INCOME FUNDS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Cross-Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

	SMITH BARNEY INCOME FUNDS

	FORM  N-1A CROSS REFERENCE SHEET
	Pursuant to Rule 495(a) Under the Securities Act of 1933, as amended


Part A
Item No. and Caption	                  Prospectus Caption

1.  Cover Page	                        Cover Page

2.  Synopsis	                        Prospectus Summary

3.  Condensed Financial Information  	Financial Highlights;

4.  General Description of Registrant	Cover Page; Prospectus
                                          Summary; Investment Objective
                                          and Policies; Distributor;
                                          Additional Information

5.  Management of the Fund	            Prospectus Summary;
                                          Management of the Trust and
                                          the Fund; Distributor; Additional
                                          Information

6.  Capital Stock and Other Securities    Investment Objective and
                                          Policies; Dividends,
                                          Distributions and Taxes;
                                          Additional Information

7. Purchase of Securities                 Valuation of Shares;
  Being Offered                           Purchase of Shares;
                                          Exchange Privilege;
                                          Redemption of shares; Purchase,
                                          Exchange and Redemption of Shares;
                                          Minimum Account Size;
                                          Distributor

8.  Redemption or Repurchase of Shares    Purchase of Shares;
                                          Redemption of Shares;
                                          Exchange Privilege;
                                          Purchase, Exchange and
                                          Redemption of Shares

9.  Pending Legal Proceedings             Not Applicable


Part B.
Item No. and Caption	                  Statement of Additional
                                          Information Caption

10.  Cover Page                           Cover page

11.  Table of Contents                     Contents

12.  General Information and History       Distributor;
Additional
                                           Information

13.  Investment Objectives and Policies	Investment Objectives and
                                          Management Policies

14.  Management of the Fund               Management of the Trust and
                                          the Funds; Distributor

15. Control Persons and Principal         Holders of Securities
                                          Management of the Trust and
                                          the Funds

16. Investment Advisory and               Management of the Trust and
     Other Services                       the Funds; Distributor

17.  Brokerage Allocation                 Investment Objectives and
                                          Management Policies; Distributor

18.  Capital Stock and Other Securities   Investment Objectives and
                                          Management Policies; Purchase
                                          of Shares; Redemption of Shares;
                                          Taxes

19.  Purchase, Redemption and Pricing	Purchase of Shares; Redemption of
of Securities Being Offered               Shares; Valuation of Shares;
                                          Distributor; Exchange Privilege

20.  Tax Status                           Taxes

21.  Underwriters                         Distributor

22.  Calculation of Performance Data      Performance Data

23.  Financial Statements                 Financial Statements


SMITH BARNEY INCOME FUNDS

Part A

                                                                    SMITH BARNEY
                                                                        Balanced
                                                                            Fund

                                                          November 27, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


P R O S P E C T U S



[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.(R)

PROSPECTUS
                                                         NOVEMBER 27, 1998

Smith Barney Balanced Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Smith Barney Balanced Fund (the "Fund") (formerly known as Smith Barney Utilities Fund) is a diversified fund that seeks current income and long-term capital appreciation. The Fund is one of a number of funds, each having dis-tinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the tele-phone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information dated November 27, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   16
-------------------------------------------------
VALUATION OF SHARES                            30
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             30
-------------------------------------------------
PURCHASE OF SHARES                             32
-------------------------------------------------
EXCHANGE PRIVILEGE                             40
-------------------------------------------------
REDEMPTION OF SHARES                           43
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           46
-------------------------------------------------
PERFORMANCE                                    46
-------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND           47
-------------------------------------------------
DISTRIBUTOR                                    48
-------------------------------------------------
ADDITIONAL INFORMATION                         49
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in this Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end management investment company that seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its total assets in below investment grade securities. See "Investment Objec-tive and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class O shares (prior to June 12, 1998 called Class C shares) are offered only to persons who held Class C shares on June 12, 1998, and a fifth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a sixth Class, Class Z shares, which is offered pur-suant to a separate prospectus, is offered exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. ("Salomon Smith Barney") and its affiliates and (b) unit investment trusts ("UITs") sponsored by Salomon Smith Barney and its affiliates. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% imposed at the time of purchase and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Pur-chases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of pur-chase. See "Prospectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternative."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class L shares, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class O Shares. Class O shares are available for purchase only by sharehold-ers who owned Class C shares of the Fund on June 12, 1998. Class O shares are sold at net asset value and purchases of Class O shares will not be subject to an initial sales charge of 1.00% of the purchase price until June 22, 2001. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class O shares, and invest-ors pay a CDSC of 1.00% if they redeem Class O shares within 12 months of pur-chase. The CDSC may be waived for certain redemptions. The Class O shares' dis-tribution fee may cause that Class to have higher expenses and pay lower divi-dends than Class A and Class B shares. Purchases of Fund shares, which when combined with the current holdings of Class O shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemp-tions made within 12 months of purchase.


  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower initial sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or unde-termined time frame.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in other Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

  Salomon Smith Barney Financial Consultants may receive different compensa-tion for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available without a sales charge as investment alternatives under both of these pro-grams. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Pro-grams."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. to dis-tribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney. (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans and investors purchas-ing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. ("First Data" or the "Transfer Agent"). See '"Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes is $25. The minimum invest-ment requirements for purchases of Fund shares through the Systematic Invest-ment Plan are described below. There is no minimum investment required in Class A for unitholders who invest distributions from a UIT sponsored by Salo-mon Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Invest-ment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE TRUST AND THE FUND Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. MMC provides investment advisory and management services to investment companies affiliated with Salomon Smith Bar-ney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial servic-es--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse chan-nels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset value next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund is generally quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid quarterly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Fund; the market value of the debt securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates. The Fund may invest up to 25% of its assets in lower-rated fixed-income securities, which securities (a) will likely have some quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accor-dance with the terms of the securities. Certain of the investments held by the Fund and certain of the investment strategies and techniques that the Fund may employ might expose it to certain risks. The investments present-ing the Fund with risks are low-rated securities, as described above, foreign securities and non-publicly traded and illiquid securities. The investment strategies and techniques presenting the Fund with risks are entering in repur-chase agreements, lending portfolio securities, engaging in short sales against the box and entering into transactions involving options and futures contracts. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY BALANCED FUND          CLASS A  CLASS B CLASS L CLASS O* CLASS Y
-------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on
      purchases (as a percentage of
      offering price)                  5.00%    None    1.00%    1.00%   None
    Maximum CDSC (as a percentage of
      original cost or redemption
      proceeds, whichever is lower)    None**   5.00%   1.00%    1.00%   None
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net
    assets)
    Management fees                    0.65%    0.65%   0.65%    0.65%   0.65%
    12b-1 fees***                      0.25     0.75    1.00     0.70    None
    Other expenses                     0.15     0.12    0.09     0.13    0.02
-------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES        1.05%    1.52%   1.74%    1.48%   0.67%
-------------------------------------------------------------------------------

   * Class C shares were renamed Class O shares effective June 12, 1998.
  ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares and Class O shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares and Class O shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

  Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarter-ly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L, Class O and certain Class A shares the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Salomon Smith Barney also receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of Class B shares, consisting of a 0.50% distribution fee and a 0.25% service fee. In Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of 1.00% of the value of average daily net assets of this Class, consisting of a 0.75% distribution fee and a 0.25% service fee. In Class O shares, Salomon Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of this Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for share-holder services, custodial fees, legal and accounting fees, printing costs and registration fees.
 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares", "Redemption of Shares" and "Management of the Trust and the Fund."

  SMITH BARNEY BALANCED FUND                  1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A                                    $60     $82    $105     $172
    Class B                                     65      78      93      168
    Class L                                     38      64     103      213
    Class O                                     35      56      90      185
    Class Y                                      7      21      37       83
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A                                     60      82     105      172
    Class B                                     15      48      83      168
    Class L                                     28      64     103      213
    Class O                                     25      56      90      185
    Class Y                                      7      21      37       83
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.
  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED JULY 31             1998    1997    1996    1995    1994    1993(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $15.53  $14.51  $14.03  $13.28  $15.97   $14.36
--------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.70    0.80    0.83    0.85    0.56     0.66
 Net realized and unrealized
 gain (loss) on  investments    1.80    1.36    0.47    0.82   (1.92)    1.72
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      2.50    2.16    1.30    1.67   (1.36)    2.38
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.68)  (0.82)  (0.82)  (0.82)  (0.83)   (0.64)
 Net realized gains            (0.83)  (0.32)     --   (0.08)  (0.50)   (0.13)
 Capital                          --      --      --   (0.02)     --       --
--------------------------------------------------------------------------------
Total Distributions            (1.51)  (1.14)  (0.82)  (0.92)  (1.33)   (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $16.52  $15.53  $14.51  $14.03  $13.28   $15.97
--------------------------------------------------------------------------------
TOTAL RETURN                   16.70%  15.48%   9.21%  13.24%  (8.99)%  17.01%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                    $  279  $  248  $  266    $169     $41      $54
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       1.05%   1.06%   1.04%   1.07%   1.07%    1.07%+
 Net investment income          4.29    5.29    5.55    6.36    5.54     5.67+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          110%     45%     58%     36%     28%      37%
--------------------------------------------------------------------------------

(1) For the period from November 6, 1992 (inception date) to July 31, 1993.


 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                  7/31/98  7/31/97  7/31/96  7/31/95  7/31/94   7/31/93  7/31/92(1)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $15.52   $14.51   $14.02   $13.28   $15.97    $14.83     $13.95
----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income        0.62     0.73     0.77     0.78     0.75      0.79       0.35
 Net realized and
  unrealized gain (loss)
  on investments              1.80     1.35     0.47     0.82    (2.19)     1.30       0.89
----------------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                    2.42     2.08     1.24     1.60    (1.44)     2.09       1.24
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.62)   (0.75)   (0.75)   (0.76)   (0.75)    (0.80)     (0.35)
 Net realized gains          (0.83)   (0.32)      --    (0.08)   (0.50)    (0.15)        --
 Capital                        --       --       --    (0.02)      --        --      (0.01)
----------------------------------------------------------------------------------------------
Total Distributions          (1.45)   (1.07)   (0.75)   (0.86)   (1.25)    (0.95)     (0.36)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $16.49   $15.52   $14.51   $14.02   $13.28    $15.97     $14.83
----------------------------------------------------------------------------------------------
TOTAL RETURN                 16.17%   14.88%    8.78%   12.62%   (9.52)%   14.69%      8.98%++
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                  $  740   $  951   $1,310   $1,573   $1,823    $2,766     $1,721
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                     1.52%    1.52%    1.55%    1.56%    1.54%     1.56%      1.57%+
 Net investment income        3.87     4.85     5.13     5.82     5.07      5.17       5.78+
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        110%      45%      58%      36%      28%       37%        10%
----------------------------------------------------------------------------------------------

(1) For the period from March 1, 1992 to July 31, 1992.

 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                           2/28/92  2/28/91  2/28/90  2/28/89(1)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR   $13.21   $12.93   $12.09     $12.00
---------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                 0.82     0.88     0.87       0.64
 Net realized and unrealized gain on
  investments                          0.94     0.40     1.08       0.17
---------------------------------------------------------------------------
Total Income From Operations           1.76     1.28     1.95       0.81
---------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.84)   (0.90)   (0.90)     (0.57)
 Net realized gains                   (0.15)   (0.10)   (0.21)     (0.15)
 Capital                              (0.03)      --       --         --
---------------------------------------------------------------------------
Total Distributions                   (1.02)   (1.00)   (1.11)     (0.72)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $13.95   $13.21   $12.93     $12.09
---------------------------------------------------------------------------
TOTAL RETURN                          13.63%   10.46%   16.34%      6.80%++
---------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)   $1,275    $ 707    $ 604      $ 416
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                              1.58%    1.65%    1.70%      1.77%+
 Net investment income                 6.04     6.89     6.83       6.99+
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  33%      31%      50%        46%
---------------------------------------------------------------------------

(1) For the period from March 28, 1988 (inception date) to February 28, 1989.

 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

SMITH BARNEY BALANCED FUND
PERIOD ENDED JULY 31                  1998(/1/)
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $17.14
-----------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                   0.02
 Net realized and unrealized loss       (0.41)
-----------------------------------------------
Total Loss From Operations              (0.39)
-----------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                   --
 Net realized gains                     (0.23)
-----------------------------------------------
Total Distributions                     (0.23)
-----------------------------------------------
NET ASSET VALUE, END OF PERIOD         $16.52
-----------------------------------------------
TOTAL RETURN++                          (2.28)%
-----------------------------------------------
NET ASSETS, END OF PERIOD (000S)       $  486
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses                                1.74%
 Net investment income                   2.51
-----------------------------------------------
PORTFOLIO TURNOVER RATE                   110%
-----------------------------------------------

(1) For the period from June 15, 1988 (inception date) to July 31, 1998.

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS O(1) SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED JULY 31          1998(2)  1997(2)   1996    1995(3)   1994    1993(4)
----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $15.53   $14.51   $ 14.02  $13.28   $15.97   $15.17
----------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income        0.64     0.73      0.77    0.78     0.73     0.35
 Net realized and
  unrealized gain (loss)
  on investments              1.79     1.36      0.47    0.82    (2.17)    0.86
----------------------------------------------------------------------------------
Total Income (Loss) From
Operations                    2.43     2.09      1.24    1.60    (1.44)    1.21
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.63)   (0.75)    (0.75)  (0.76)   (0.75)   (0.39)
 Net realized gains          (0.83)   (0.32)       --   (0.08)   (0.50)   (0.02)
 Capital                        --       --        --   (0.02)      --       --
----------------------------------------------------------------------------------
Total Distributions          (1.46)   (1.07)    (0.75)  (0.86)   (1.25)   (0.41)
----------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                     $16.50   $15.53   $ 14.51  $14.02   $13.28   $15.97
----------------------------------------------------------------------------------
TOTAL RETURN                16.19%    15.01%     8.80%  12.62%   (9.52)%   8.08%++
----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                     $8,838   $9,381   $11,441  $3,925   $1,894   $  252
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                     1.48%    1.47%     1.50%   1.51%    1.48%    1.49%+
 Net investment income        3.89     4.89      5.19    5.77     5.13     5.25+
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        110%      45%       58%     36%      28%      37%
----------------------------------------------------------------------------------

(1) On June 12, 1998 Class C shares were renamed Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.
(4) For the period from February 4, 1993 (inception date) to July 31, 1993.

 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR END JULY 31                            1998(1)   1997    1996(2)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $15.56   $ 14.52  $14.88
-----------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                        0.76      0.83    0.64
 Net realized and unrealized gain (loss) on
 investment                                   1.74      1.38   (0.29)
-----------------------------------------------------------------------
Total Income From Operations                  2.50      2.21    0.35
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                       (0.71)    (0.85)  (0.71)
 Net realized gains                          (0.83)    (0.32)     --
-----------------------------------------------------------------------
Total Distributions                          (1.54)    (1.17)  (0.71)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $16.52   $ 15.56  $14.52
-----------------------------------------------------------------------
TOTAL RETURN                                 16.67%    15.88%   2.28%++
-----------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                  $1   $24,676  $7,617
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                     0.67%     0.67%   0.78%+
 Net investment income                        5.00      5.58   5.54+
-----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                        110%       45%     58%
-----------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from October 9, 1995 (inception date) through July 31,
    1996.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

 INVESTMENT OBJECTIVE

  The investment objective of the Fund is to provide current income and long-term capital appreciation. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objectives.

 INVESTMENT APPROACH

  The Fund is managed as a balanced fund and invests in equity and debt securi-ties. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The Fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such securities are commonly referred to as "junk bonds."

 EQUITY INVESTMENTS

  With the equity portion of the Fund, MMC seeks to achieve its investment objective by investing in equity securities (consisting of common stocks, pre-ferred stocks, warrants and securities convertible into common stocks) which in the opinion of MMC, are deemed to afford attractive opportunities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earning potential, as well as the securities of companies with favorable growth prospects. In ana-lyzing securities for investment, MMC considers many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. Typically, the Fund invests in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization companies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attrac-tive capital appreciation opportunities.

 FIXED INCOME INVESTMENTS

  With the fixed-income portion of the Fund, MMC seeks to achieve its invest-ment objective by investing in a diversified portfolio of fixed-income securi-ties that are believed to afford opportunities for income and capital apprecia-tion. Fixed-income securities the Fund will invest in include obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Fund invests. Under normal market condi-tions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

  The Fund may also invest up to 25% of its total assets in fixed-income secu-rities rated below investment grade by any NRSRO such as Moody's and S&P. Such securities are commonly referred to as "junk bonds." The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by MMC. While this portion of the securities held by the Fund are expected to pro-vide greater income and possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. See "Risk Factors and Special Considerations--Low-Rated Securities."

 INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

  The Fund has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Fund to achieve its investment objectives. Included among these strategies are lending its portfolio securi-ties, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which is discussed below. Certain investment restrictions, including fundamen-tal restrictions as well as restrictions that may be changed without a share-holder vote, adopted by the Trust are described in the Statement of Additional Information.

  U.S. Government Securities. United States government securities are obliga-tions of, or guaranteed by, the United States government, its agencies or instrumentalities ("U.S. government securities"). These include bills, certifi-cates of indebtedness, notes and bonds issued by the United States Treasury or by agencies or instrumentalities of the United States government. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the United States government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing secu-rities, although, as a result, the yields available from U.S. government secu-rities are generally lower than the yields available from interest-bearing cor-porate securities.

  Zero Coupon Bonds. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distribu-tions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

  Repurchase Agreements. The Fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instru-ments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securi-ties issued by Government National Mortgage Association ("GNMA"), FNMA and Fed-eral Home Loan Mortgage Corporation ("FHLMC"). In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with dif-ferent prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund's custodian cash, U.S. government securi-ties, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The Fund will subse-quently monitor the account to insure that such equivalent value is maintained.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securi-ties occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segre-gated account may have a leveraging effect on the Fund's net assets.

  Mortgage-Related Securities. Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the poli-cies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certifi-cates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agen-cies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certifi-cates that are structured to direct payments on underlying collateral to dif-ferent series or classes of the obligations.

  To the extent that the Fund purchases mortgage-related securities at a pre-mium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mort-gage pools, generally will fluctuate in response to market interest rates.

  Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all effect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed secu-rities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

  Lending Portfolio Securities. Consistent with applicable regulatory require-ments, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Fund seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as col-lateral.

  Short Sales Against the Box. The Fund may sell its securities short up to 5% of the Fund's net assets. In addition, the Fund may make short sales if at all times when a position is open, the Fund owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further con-sideration for securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box."

  Options Activities. The Fund may write (that is, sell) call options ("calls") if the calls are covered throughout the life of the option. A call is covered if the Fund (a) owns the optioned securities, (b) maintains in a segregated account with the Trust's custodian, PNC Bank, National Association ("PNC Bank"), cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's obligations under the call, provided such securities have been determined by MMC to be liq-uid and unencumbered pursuant to guidelines established by the Trustees ("eli-gible segregated assets") or (c) owns an offsetting call option. The aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the Fund, will not exceed 50% of the Fund's net assets. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the under-lying security at any time during the call period (usually not more than nine months in the case of common stock or fifteen months in the case of U.S. gov-ernment securities) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. The Fund may purchase calls on securities. The Fund also may purchase and sell stock index calls which differ from calls on individual secu-rities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. In writing a call on a stock index, the Fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the Fund buys a call on a stock index, it pays a premium and during the call period the Fund, upon exer-cise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call.

  The Fund may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the mar-ket price of the underlying security must decline sufficiently below the exer-cise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield. The Fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securi-ties in the underlying index, rather than by delivery of the underlying securi-ties. Purchase of a stock index put is designed to protect against a decline in the value of the Fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date. The Fund will not purchase puts or calls on securities if more than 5% of its assets would be invested in premiums on puts and calls, not including that portion of the pre-mium which reflects the value of the securities owned by the Fund and under-lying a put at the time of purchase.

  The Fund may write puts on securities only if they are "secured." A put is "secured" if the Fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the Fund, together with the aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash, cash equivalents or U.S. government securities, will not exceed 50% of the Fund's net assets. The Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

  The Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commis-sion costs, paid to purchase the call or put is less (or greater) than the pre-mium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the Fund has written lapses unex-ercised, because the Fund would retain the premium. See "Dividends, Distribu-tions and Taxes" below. The Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

  There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to pre-dict to what extent liquid markets will develop or continue. See the Statement of Additional Information for a further discussion of risks involved in options trading, and particular risks applicable to options trading on U.S. government securities, including GNMA certificates and the characteristics and risks of stock index options transactions.

  Futures Contracts--General. The Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Fund's total assets would be so invested. In purchasing and selling futures contracts and related options, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that (a) futures and related options be used solely for bona fide hedg-ing purposes (or that the underlying commodity value of the Fund's long posi-tions not exceed the sum of certain identified liquid investments) and (b) the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or other eligible segregated assets equal to the market value of futures contracts purchased will be maintained in a segregated account with PNC Bank. The Fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

  Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corpora-tions, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. government securities and MMC anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures con-tracts for the sale of similar long-term securities. If interest rates increased and the value of the Fund's securities declined, the value of the Fund's interest rate futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if MMC expects long-term interest rates to decline, the Fund might enter into interest rate futures con-tracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

  The Fund may purchase and sell listed put and call options on interest rate futures contracts. An option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exer-cised, delivery of the interest rate futures position is accompanied by cash representing the difference between the current market price of the interest rate futures contract and the exercise price of the option. The Fund may pur-chase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it purchases puts on securities provided they are similarly "secured". The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Fund will set aside cash and cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts. See "Options Activities" and "Dividends, Distri-butions and Taxes."

  Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts. These transactions, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guar-antee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract. The Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

  Successful use of stock index futures contracts by the Fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the secu-rities included in the index and movements in the securities in the Fund. Suc-cessful use of stock index futures contracts is further dependent on MMC's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be cor-rect. Risks in the purchase and sale of stock index futures are further referred to in the Statement of Additional Information.

  Foreign Securities and American Depositary Receipts. The Fund may purchase foreign securities or American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting stan-dards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign secu-rities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be sub-ject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or govern-ment entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

  Eurodollar or Yankee Obligations. The Fund may invest in Eurodollar and Yan-kee obligations. Eurodollar bank obligations are dollar denominated debt obli-gations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obliga-tions issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might pre-vent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institu-tions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

  Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to MMC the daily function of determining and monitoring liquidity of Rule 144A Securities. How-ever, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted secu-rities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

  Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or secu-rity mortgage loans held by the REIT. REITs are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

 RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in the Fund involves special considerations, such as those described below:

  General. Investment in the Fund may involve above-average risk of loss because of, among other things, the Fund's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Fund and certain of the strategies and techniques used by the Fund depend on fore-casts made by MMC that may or may not prove to be correct.

  Low-Rated Securities. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the securities.

  While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and compa-rable unrated securities also tend to be more sensitive to individual corpo-rate developments and changes in economic conditions than higher-rated securi-ties. In addition, low-rated securities and comparable unrated securities gen-erally present a higher degree of credit risk. Issuers of low-rated and compa-rable unrated securities are often highly leveraged and may not have more tra-ditional methods of financing available to them so that their ability to serv-ice their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The exist-ence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for pur-poses of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yield-ing security, thus resulting in a decreased return to the Fund.

  The market for certain low-rated and comparable unrated securities is rela-tively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  Interest Rate Risk. The Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Fund. The market value of the debt securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates.

  Options on Securities. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

  No assurance can be given that the Fund will be able to effect closing trans-actions at a time when it wishes to do so. If the Fund cannot enter into a closing transaction, the Fund will continue to be subject to the risk that a put option it has purchased will decline in value or become worthless as a result of an increase in the value of the underlying security. The Fund also could face higher transaction costs, including brokerage commissions.

  Lending of Portfolio Securities. The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

  Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

  Futures Transactions. The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the stock index and price movements in the securi-ties that are the subject of the hedge; the risk of imperfect correlation increases as the composition of the securities held by the Fund diverges from the securities included in the applicable stock index. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures con-tracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain exchanges do not permit trading in particular contracts at prices that represent a fluctuation in price during a single day's trading beyond a certain set limit. If prices fluctuate during a single day's trading beyond those lim- its, the Fund could be prevented from promptly liquidating unfavor-able positions and thus be subjected to losses. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. Successful use of stock index futures by the Fund for hedging purposes is subject to the abil-ity of MMC to correctly predict movements in the direction of the stock market.

  Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney,depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That fail-ure could have a negative impact on the Fund's operations, including the han-dling of securities trades, pricing and account services. MMC and eSalomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer sys-tems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

 PORTFOLIO TRANSACTIONS

  Securities and commodities transactions on behalf of the Fund will be exe-cuted by a number of brokers and dealers, including Salomon Smith Barney and certain of its affiliated brokers. The Fund may use Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with a purchase or sale of securities when MMC believes that the charge for the transaction does not exceed usual and customary levels. The Fund also may use Salomon Smith Barney as a commodities broker in connection with entering into futures contracts and commodity options. Salomon Smith Barney has agreed to charge the Fund commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts. In selecting a broker for a transaction, including Salomon Smith Barney or its affiliates, the primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable MMC to supple-ment its own research and analysis with the views and information of other securities firms.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value, or in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfo-lio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the stock index futures contract is being valued. A settlement price may not be used if the market makes a limited move with respect to a par-ticular commodity or if the underlying securities market experiences signifi-cant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further informa-tion regarding the Trust's valuation policies with respect to the Fund is con-tained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund will be treated separately from the Trust's other funds in determin-ing the amounts of dividends from investment income and distributions of capi-tal gains payable to shareholders.

  If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends from net investment income, if any, of the Fund will be declared and paid quarterly. Distributions of any net long-term capital gains earned by the Fund will be made annually after the close of the fiscal year in which they are earned. Distributions of short-term capital gains may be paid more frequently with dividends from net invest-ment income. In order to avoid the application of a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains, the Fund may make such additional distributions as may be neces-sary to avoid the application of this tax.

  If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions gen-erally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

  The per share dividends on Class B, Class L and Class O shares may be lower than the per share dividends on Class A and Y shares principally as a result of the distribution fee applicable with respect to Class B, Class L and Class O shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the serv-ice fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L, Class O and Class Y shares.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its sharehold-ers.

  Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Fed-eral income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his or her shares of the Fund. Generally, dividends of investment income (to the extent derived from most types of divi-dends from domestic corporations) from the Fund will qualify for the Federal dividends-received deduction for corporate shareholders. Each shareholder of the Fund will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the shareholder by the Fund with respect to the prior calendar year and the portion of the distributions that qualifies for the dividends-received deduction.

  Shareholders should consult their tax advisers about the status of the Fund's dividends and distributions for Federal, state and local tax liabili-ties.

PURCHASE OF SHARES


 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to pur-chase.

  Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                      SALES CHARGE
                         SALES CHARGE  AS A % OF         DEALERS
                          AS A % OF      AMOUNT    REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   TRANSACTION    INVESTED     OFFERING PRICE
----------------------------------------------------------------------
  Less than $25,000         5.00%        5.26%            4.50%
  $ 25,000 - $ 49,999       4.00%        4.21%            3.60%
  $ 50,000 - $ 99,999       3.50%        3.63%            3.15%
  $100,000 - $249,999       3.00%        3.09%            2.70%
  $250,000 - $499,999       2.00%        2.04%            1.80%
  $500,000 and over           *            *                *
----------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B, Class L and Class O shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an indi-vidual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

  Class O Shares. Until June 22, 2001, purchases of Class O shares by invest-ors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge which will apply on and after that date.

  Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 GENERAL

  Investors may purchase shares from a Salomon Smith Barney Financial Consul-tant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. (Class O shares are available for purchase only by shareholders who owned Class C shares of the Fund on June 12, 1998.) Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for

Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment require-ments for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

  Purchase orders received by the Fund or a Salomon Smith Barney Financial Con-sultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Repre-sentative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salo-mon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis, as indicated by the shareholder, to provide for systematic additions to the share-holder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

 SALES CHARGE WAIVERS AND REDUCTIONS

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-shar-ing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the rein-vestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distribution from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be sub-ject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient informa-tion at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


 LETTER OF INTENT

  Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Con-sultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS

  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; (c) Class O shares; and (d) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class L shares, Class O shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circum-stances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the pur-chase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by share-holders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice (TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00%
      Third                 3.00%
      Fourth                2.00%
      Fifth                 1.00%
      Sixth and thereafter  0.00%
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholders as the total num-ber of his or her Class B shares converting at the time bears to the total num-ber of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements-- Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or divi-dend and capital gain distribution reinvestments in such other funds. For Fed-eral income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her invest-ment. Assuming at the time of the redemption the net asset value had appreci-ated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

  WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan com-mences (see "Automatic Cash Withdrawal Plan") (provided, however, that auto-matic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemp-tions of shares made in connection with qualified distributions from retire-ment plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemp-tions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addi-tion, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the share-holder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below are offered to all plans par-ticipating ("Participating Plans") in these Programs.

  The Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice (TM) Program, a Par-ticipating Plan's total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Partici-pating Plan will be offered the opportunity to exchange all of its Class L shares and Class O shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares and Class O shares for Class A shares of a Fund, regard-less of asset size, at the end of the eighth year after the date the Partici-pating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not con-verted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice (TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.


EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B, Class L and Class O shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME
--------------------------------------------------------------------------------
  Growth Funds
  Concert Peachtree Growth Fund
  Concert Social Awareness Fund
  Smith Barney Aggressive Growth Fund Inc.
  Smith Barney Appreciation Fund Inc.
  Smith Barney Contrarian Fund
  Smith Barney Convertible Fund
  Smith Barney Fundamental Value Fund Inc.
  Smith Barney Funds, Inc.--Large Cap Value Fund
  Smith Barney Large Cap Blend Fund
  Smith Barney Large Capitalization Growth Fund
  Smith Barney Mid Cap Blend Fund
  Smith Barney Natural Resources Fund Inc.
  Smith Barney Premium Total Return Fund
  Smith Barney Small Cap Blend Fund, Inc.
  Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
  *Smith Barney Adjustable Rate Government Income Fund
  Smith Barney Diversified Strategic Income Fund
  +Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund
  Smith Barney Funds, Inc.--U.S. Government Securities Fund
  Smith Barney Government Securities Fund
  Smith Barney High Income Fund
  Smith Barney Investment Grade Bond Fund
  Smith Barney Managed Governments Fund Inc.
  Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
  Smith Barney Arizona Municipals Fund Inc.
  Smith Barney California Municipals Fund Inc.
  **Smith Barney Intermediate Maturity California Municipals Fund
  **Smith Barney Intermediate Maturity New York Municipals Fund
  Smith Barney Managed Municipals Fund Inc.
  Smith Barney Massachusetts Municipals Fund
  Smith Barney Municipal High Income Fund
  Smith Barney Muni Funds--Florida Portfolio
  Smith Barney Muni Funds--Georgia Portfolio
  **Smith Barney Muni Funds--Limited Term Portfolio
  Smith Barney Muni Funds--National Portfolio
  Smith Barney Muni Funds--New York Portfolio
  Smith Barney Muni Funds--Pennsylvania Portfolio
  Smith Barney New Jersey Municipals Fund Inc.
  Smith Barney Oregon Municipals Fund

  Global-International Funds
  Smith Barney Hansberger Global Small Cap Value Fund
  Smith Barney Hansberger Global Value Fund
  Smith Barney World Funds, Inc.--Emerging Markets Portfolio
  Smith Barney World Funds, Inc.--European Portfolio
  Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
  Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio Smith Barney Concert Allocation Series Inc.--Global Portfolio
  Smith Barney Concert Allocation Series Inc.--Growth Portfolio
  Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
  ++Smith Barney Exchange Reserve Fund
  +++Smith Barney Money Funds, Inc.--Cash Portfolio
  +++Smith Barney Money Funds, Inc.--Government Portfolio
  ***Smith Barney Money Funds, Inc.--Retirement Portfolio
  +Smith Barney Municipal Money Market Fund, Inc.
  +Smith Barney Muni Funds--California Money Market Portfolio
  +Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------
  * Available for exchange with Class A and Class B shares of the Fund.
 ** Available for exchange with Class A, Class L and Class Y shares of the
    Fund.
*** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class A and Class Y shares of the Fund.
 ++ Available for exchange with Class B and Class L shares of the Fund.
+++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class L shares may exchange Fund shares for Class L shares of this fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class O Exchanges. Class O shares may be exchanged with Class L shares of other Smith Barney Mutual Funds. The new Class L shares will be deemed to have been purchased on the same date as the Class O shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to sus-pending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until First Data receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption pro-ceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certi-fied or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Salomon Smith Barney as custodian must be redeemed by submit-ting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representatives or by sub-mitting a written request for redemption to:

  Smith Barney Balanced Fund
  Class A, B, L, O or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should con-tact First

Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial invest-ment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions com-municated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD

  From time to time, the Fund advertises the 30-day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is com-puted by dividing the net investment income per share earned by the Class dur-ing the period by the maximum offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class O and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is pre-sented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment com-panies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such perfor-mance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

 INVESTMENT ADVISER

  MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. MMC (through predecessor entities) has been in the investment counseling business since 1934 and is a registered investment advis-er. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Fund's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to pur-chase and sell securities and employs professional portfolio managers and secu-rities analysts who provide research services to the Fund. For investment advi-sory services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.45% of the value of the Fund's average daily net assets. This fee is com-puted daily and paid monthly.

 PORTFOLIO MANAGEMENT

  The equity portion of the Fund is managed by Chad Graves. Mr. Graves is a Managing Director of Salomon Smith Barney.

  The fixed-income portion of the Fund is managed by James Conroy and John Bianchi. Both Mr. Conroy and Mr. Bianchi are Managing Directors of Salomon Smith Barney.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 is included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request without charge from a Salomon Smith Barney Financial Con-sultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

 ADMINISTRATOR

  MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.

  On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  CFBDS, Inc., located at 21 Milk Street, Boston, MA 02109-5408, distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS, Inc. to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Salomon Smith Barney is paid an annual service fee with respect to Class A, Class B, Class L and Class O shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B, Class L and Class O shares at the annual rate of 0.50%, 0.75% and 0.45%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B, Class L and Class O shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B, Class L and Class O shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Salomon Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series hav-ing a $.001 per share par value. Shares of beneficial interest of the Fund are currently classified into six Classes: A, B, L, O, Y and Z.

  Each Class of Fund shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and pref-erences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not antici-pate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  When matters are submitted for shareholder vote, shareholders of each Class of each fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except mat-ters affecting the interests of one Fund or one Class of shares.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose for voting on the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's Transfer Agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultants or the Fund's Transfer Agent.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                              SALOMON SMITH BARNEY
                                              ----------------------------------
                                                    A member of citigroup [LOGO]

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.




                                                                    SMITH BARNEY
                                                                   BALANCED FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                              FD 0229 11/98

                                                                    SMITH BARNEY
                                                                        Balanced
                                                                            Fund
                                                             Class Z Shares Only

                                                          NOVEMBER 27, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


P R O S P E C T U S


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

PROSPECTUS                                              NOVEMBER 27, 1998

Smith Barney Balanced Fund--Class Z Shares
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Smith Barney Balanced Fund (the "Fund") (formerly known as Smith Barney Utilities Fund) is a diversified fund that seeks current income and long-term capital appreciation.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end, management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  The Class Z shares described in this Prospectus are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans ("Qualified Plans") of Salomon Smith Barney Inc. ("Salomon Smith Barney") or any of its affiliates and to certain unit investment trusts sponsored by Salomon Smith Barney or any of its affiliates ("Salomon Smith Barney UITs").

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information dated November 27, 1998 as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS ACRIMINAL OFFENSE.

TABLE OF CONTENTS

THE FUND'S EXPENSES                             3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            19
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             19
-------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES    21
-------------------------------------------------
PERFORMANCE                                    22
-------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND           23
-------------------------------------------------
ADDITIONAL INFORMATION                         24
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund to buy or the Distributor to sell any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

THE FUND'S EXPENSES


The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Fund, based on the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY BALANCED FUND--        AS A % OF
  CLASS Z SHARES                  AVERAGE NET ASSETS
----------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    Management fees                      0.65%
    Other expenses                       0.09%
----------------------------------------------------
  TOTAL FUND OPERATING EXPENSES          0.74%
----------------------------------------------------

  The nature of the services for which the Fund pays management fees is described under "Management of the Trust and the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemption of Shares" and "Management of the Trust and the Fund."

  SMITH BARNEY BALANCED FUND--CLASS Z SHARES   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------
  You would pay the following expenses on a
  $1,000 investment in Class Z shares of the
  Fund, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:    $ 8     $24     $41     $92
------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, and appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1993 and July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS Z SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED
FUND
YEAR ENDED JULY 31        1998(1)  1997(1)   1996   1995(2)   1994    1993(3)
-------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR       $15.55   $14.52   $14.02  $13.28   $15.97   $14.36
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
  OPERATIONS:
 Net investment income      0.75     0.83     0.88    0.89     0.89     0.69
 Net realized and
   unrealized gain (loss)
   on investments           1.81     1.37     0.47    0.82    (2.21)    1.72
-------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                2.56     2.20     1.35    1.71    (1.32)    2.41
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income     (0.71)   (0.85)   (0.85)  (0.87)   (0.87)   (0.66)
 Net realized gains        (0.83)   (0.32)      --   (0.08)   (0.50)   (0.14)
 Capital                     --       --        --   (0.02)      --       --
-------------------------------------------------------------------------------
Total Distributions        (1.54)   (1.17)   (0.85)  (0.97)   (1.37)   (0.80)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR                    $16.57   $15.55   $14.52  $14.02   $13.28   $15.97
-------------------------------------------------------------------------------
TOTAL RETURN               17.08%   15.81%    9.62%  13.55%   (8.78)%  17.21%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
  (MILLIONS)                 $12      $14      $15     $15      $11      $22
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                   0.74%    0.73%    0.78%   0.81%    0.69%    0.68%+
 Net investment income      4.65     5.63     5.90    6.58     5.92     6.06+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE      110%     45%       58%     36%      28%      37%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) On November 7, 1994, the former Class C shares were renamed Class Z shares.

(3) For the period from November 6, 1992 (inception date) to July 31, 1993.


  ++Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

 INVESTMENT OBJECTIVE

  The investment objective of the Fund is to provide current income and long-term capital appreciation. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objectives.

 INVESTMENT APPROACH

  The Fund is managed as a balanced fund and invests in equity and debt secu-rities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The Fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such securities are commonly referred to as "junk bonds."

 EQUITY INVESTMENTS

  With the equity portion of the Fund, Mutual Management Corp. ("MMC") (for-merly known as Smith Barney Mutual Funds Management Inc.), seeks to achieve its investment objective by investing in equity securities (consisting of com-mon stocks, preferred stocks, warrants and securities convertible into common stocks) which in the opinion of MMC, are deemed to afford attractive opportu-nities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earning potential, as well as the securities of companies with favorable growth prospects. In analyzing securities for investment, MMC considers many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. Typically, the Fund invests in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization companies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attractive capital appreciation opportunities.

 FIXED INCOME INVESTMENTS

  With the fixed-income portion of the Fund, MMC seeks to achieve its invest-ment objective by investing in a diversified portfolio of fixed-income securi-ties that are believed to afford opportunities for income and capital appreci-ation. Fixed-income securities the Fund will invest in include obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Fund invests. Under normal market condi-tions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

  The Fund may also invest up to 25% of its total assets in fixed-income secu-rities rated below investment grade by any NRSRO such as Moody's and S&P. Such securities are commonly referred to as "junk bonds." The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by MMC. While this portion of the securities held by the Fund are expected to pro-vide greater income and possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. See "Risk Factors and Special Considerations--Low-Rated Securities."

 INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

  The Fund has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Fund to achieve its investment objectives. Included among these strategies are lending its portfolio securi-ties, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which is discussed below. Certain investment restrictions, including fundamen-tal restrictions as well as restrictions that may be changed without a share-holder vote, adopted by the Trust are described in the Statement of Additional Information.

  U.S. Government Securities. United States government securities are obliga-tions of, or guaranteed by, the United States government, its agencies or instrumentalities ("U.S. government securities"). These include bills, certifi-cates of indebtedness, notes and bonds issued by the United States Treasury or by agencies or instrumentalities of the United States government. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the United States government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing secu-rities, although, as a result, the yields available from U.S. government secu-rities are generally lower than the yields available from interest-bearing cor-porate securities.

  Zero Coupon Bonds. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distribu-tions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

  Repurchase Agreements. The Fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instru-ments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securi-ties issued by Government National Mortgage Association ("GNMA"), FNMA and Fed-eral Home Loan Mortgage Corporation ("FHLMC"). In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with dif-ferent prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund's custodian cash, U.S. government securi-ties, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The Fund will subse-quently monitor the account to insure that such equivalent value is maintained.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securi-ties occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segre-gated account may have a leveraging effect on the Fund's net assets.

  Mortgage-Related Securities. Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the poli-cies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certifi-cates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agen-cies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certifi-cates that are structured to direct payments on underlying collateral to dif-ferent series or classes of the obligations.

  To the extent that the Fund purchases mortgage-related securities at a pre-mium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mort-gage pools, generally will fluctuate in response to market interest rates.

  Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all effect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed secu-rities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

  Lending Portfolio Securities. Consistent with applicable regulatory require-ments, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Fund seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as col-lateral.

  Short Sales Against the Box. The Fund may sell its securities short up to 5% of the Fund's net assets. In addition, the Fund may make short sales if at all times when a position is open, the Fund owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further con-sideration for securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box."

  Options Activities. The Fund may write (that is, sell) call options ("calls") if the calls are covered throughout the life of the option. A call is covered if the Fund (a) owns the optioned securities, (b) maintains in a segregated account with the Trust's custodian, PNC Bank, National Association ("PNC Bank"), cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's obligations under the call, provided such securities have been determined by MMC to be liq-uid and unencumbered pursuant to guidelines established by the Trustees ("eli-gible segregated assets") or (c) owns an offsetting call option. The aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the Fund, will not exceed 50% of the Fund's net assets. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the under-lying security at any time during the call period (usually not more than nine months in the case of common stock or fifteen months in the case of U.S. gov-ernment securities) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. The Fund may purchase calls on securities. The Fund also may purchase and sell stock index calls which differ from calls on individual secu-rities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. In writing a call on a stock index, the Fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the Fund buys a call on a stock index, it pays a premium and during the call period the Fund, upon exer-cise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call.

  The Fund may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the mar-ket price of the underlying security must decline sufficiently below the exer-cise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield. The Fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securi-ties in the underlying index, rather than by delivery of the underlying securi-ties. Purchase of a stock index put is designed to protect against a decline in the value of the Fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date. The Fund will not purchase puts or calls on securities if more than 5% of its assets would be invested in premiums on puts and calls, not including that portion of the pre-mium which reflects the value of the securities owned by the Fund and under-lying a put at the time of purchase.

  The Fund may write puts on securities only if they are "secured." A put is "secured" if the Fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the Fund, together with the aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash, cash equivalents or U.S. government securities, will not exceed 50% of the Fund's net assets. The Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

  The Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commis-sion costs, paid to purchase the call or put is less (or greater) than the pre-mium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the Fund has written lapses unex-ercised, because the Fund would retain the premium. See "Dividends, Distribu-tions and Taxes" below. The Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

  There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to pre-dict to what extent liquid markets will develop or continue. See the Statement of Additional Information for a further discussion of risks involved in options trading, and particular risks applicable to options trading on U.S. government securities, including GNMA certificates and the characteristics and risks of stock index options transactions.

  Futures Contracts--General. The Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Fund's total assets would be so invested. In purchasing and selling futures contracts and related options, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that (a) futures and related options be used solely for bona fide hedg-ing purposes (or that the underlying commodity value of the Fund's long posi-tions not exceed the sum of certain identified liquid investments) and (b) the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or other eligible segregated assets equal to the market value of futures contracts purchased will be maintained in a segregated account with PNC Bank. The Fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

  Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corpora-tions, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. government securities and MMC anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures con-tracts for the sale of similar long-term securities. If interest rates increased and the value of the Fund's securities declined, the value of the Fund's interest rate futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if MMC expects long-term interest rates to decline, the Fund might enter into interest rate futures con-tracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

  The Fund may purchase and sell listed put and call options on interest rate futures contracts. An option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exer-cised, delivery of the interest rate futures position is accompanied by cash representing the difference between the current market price of the interest rate futures contract and the exercise price of the option. The Fund may pur-chase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it purchases puts on securities provided they are similarly "secured." The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Fund will set aside cash and cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts. See "Options Activities" and "Dividends, Distri-butions and Taxes."

  Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts. These transactions, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guar-antee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract. The Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

  Successful use of stock index futures contracts by the Fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the secu-rities included in the index and movements in the securities in the Fund. Suc-cessful use of stock index futures contracts is further dependent on MMC's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be cor-rect. Risks in the purchase and sale of stock index futures are further referred to in the Statement of Additional Information.

  Foreign Securities and American Depositary Receipts. The Fund may purchase foreign securities or American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting stan-dards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign secu-rities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be sub-ject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or govern-ment entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

  Eurodollar or Yankee Obligations. The Fund may invest in Eurodollar and Yan-kee obligations. Eurodollar bank obligations are dollar denominated debt obli-gations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obliga-tions issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might pre-vent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institu-tions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

  Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to MMC the daily function of determining and monitoring liquidity of Rule 144A Securities. How-ever, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted secu-rities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

  Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or secu-rity mortgage loans held by the REIT. REITs are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

 RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in the Fund involves special considerations, such as those described below:

  General. Investment in the Fund may involve above-average risk of loss because of, among other things, the Fund's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Fund and certain of the strategies and techniques used by the Fund depend on fore-casts made by MMC that may or may not prove to be correct.

  Low-Rated Securities. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the securities.

  While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and compa-rable unrated securities also tend to be more sensitive to individual corpo-rate developments and changes in economic conditions than higher-rated securi-ties. In addition, low-rated securities and comparable unrated securities gen-erally present a higher degree of credit risk. Issuers of low-rated and compa-rable unrated securities are often highly leveraged and may not have more tra-ditional methods of financing available to them so that their ability to serv-ice their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The exist-ence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for pur-poses of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yield-ing security, thus resulting in a decreased return to the Fund.

  The market for certain low-rated and comparable unrated securities is rela-tively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  Interest Rate Risk. The Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Fund. The market value of the debt securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates.

  Options on Securities. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

  No assurance can be given that the Fund will be able to effect closing trans-actions at a time when it wishes to do so. If the Fund cannot enter into a closing transaction, the Fund will continue to be subject to the risk that a put option it has purchased will decline in value or become worthless as a result of an increase in the value of the underlying security. The Fund also could face higher transaction costs, including brokerage commissions.

  Lending of Portfolio Securities. The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

  Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

  Futures Transactions. The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the stock index and price movements in the securi-ties that are the subject of the hedge; the risk of imperfect correlation increases as the composition of the securities held by the Fund diverges from the securities included in the applicable stock index. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures con-tracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain exchanges do not permit trading in particular contracts at prices that represent a fluctuation in price during a single day's trading beyond a certain set limit. If prices fluctuate during a single day's trading beyond those lim- its, the Fund could be prevented from promptly liquidating unfavor-able positions and thus be subjected to losses. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. Successful use of stock index futures by the Fund for hedging purposes is subject to the abil-ity of MMC to correctly predict movements in the direction of the stock market.

  Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That fail-ure could have a negative impact on the Fund's operations, including the han-dling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Fund that they have been reviewing all of their com-puter systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer sys-tems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

 PORTFOLIO TRANSACTIONS

  Securities and commodities transactions on behalf of the Fund will be exe-cuted by a number of brokers and dealers, including Salomon Smith Barney. The Fund may use Salomon Smith Barney in connection with a purchase or sale of securities when MMC believes that the charge for the transaction does not exceed usual and customary levels. The Fund also may use Salomon Smith Barney as a commodities broker in connection with entering into futures contracts and commodity options. Salomon Smith Barney has agreed to charge the Fund commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

  In selecting a broker for a transaction, including Salomon Smith Barney or its affiliates, the primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable MMC to supplement its own research and analysis with the views and information of other securities firms.

VALUATION OF SHARES


  The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to Class Z by the total number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares.

  Generally, the Fund's investments are valued at market value, or in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfo-lio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the stock index futures contract is being valued. A settlement price may not be used if the market makes a limited move with respect to a par-ticular commodity or if the underlying securities market experiences signifi-cant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further informa-tion regarding the Trust's valuation policies with respect to the Fund is con-tained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS
  The Fund will be treated separately from the Trust's other funds in determin-ing the amounts of dividends from investment income and distributions of capi-tal gains payable to shareholders. Dividends and capital gain distributions will be reinvested automatically for each shareholder's account at net asset value in additional Class Z shares of the Fund, unless the shareholder is eligible for qualified distribu-tions and instructs the Fund to pay all dividends and capital gain distribu-tions in cash. Dividends from net investment income, if any, of the Fund will be declared quarterly. Distributions of any net long-term capital gains earned by the Fund will be made annually after the close of the fiscal year in which they are earned. Distributions of short-term capital gains may be paid more frequently with dividends from net investment income. In addition, in order to avoid the application of a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

  If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund qualifies as a regu-lated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in addi-tional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his or her shares of the Fund. Gen-erally, dividends of investment income (to the extent derived from most types of dividends from domestic corporations) from the Fund will qualify for the Federal dividends-received deduction for corporate shareholders. Each share-holder of the Fund will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the shareholder by the Fund with respect to the prior calendar year and the portion of the distributions that qualifies for the dividends-received deduction.

  Shareholders should consult their plan document or tax advisers about the consequences associated with participating in a Qualified Plan or Smith Barney UIT.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

  Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or Salomon Smith Barney UIT. Purchases are effected at net asset value next determined after a purchase order is received by Salo-mon Smith Barney (the "trade date"). Payment is due to Salomon Smith Barney on the third business day (the "settlement date") after the trade date. Investors who make payment prior to the settlement date may designate a temporary invest-ment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Fund reserves the right to reject any pur-chase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

  Purchase orders received by the Fund or Salomon Smith Barney prior to the close of regular trading on the NYSE, currently 4:00 p.m., New York time, on any day that the Fund calculates its net asset value are priced according to the net asset value determined on that day. See "Valuation of Shares." Certifi-cates for Fund shares are issued upon request to the Trust's transfer agent.

  Qualified Plans may redeem their shares on any day on which the Fund calcu-lates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

  Holders of Class Z shares should consult their Qualified Plans for informa-tion about available exchange options.

PERFORMANCE


 YIELD
  From time to time, the Fund advertises the 30-day "yield" of its Class Z shares. The yield refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Fund with respect to a Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN
  From time to time the Fund may include its total return, average annual total return and current dividend return for Class Z shares in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income divi-dends and capital gains distributions on the reinvestment dates at prices cal-culated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and sub-tracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with non-standard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund's current dividend return may vary from time to time depending on market conditions, the composi-tion of its investment portfolio and operating expenses. These factors and pos-sible differences in the methods used in calculating current dividend return should be considered when comparing the Fund's current return to yields pub-lished for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or market-ing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES
  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

 INVESTMENT ADVISER

  MMC is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's investment adviser. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. MMC (through its predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Fund's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objec-tives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered the Fund pays MMC a fee at the annual rate of 0.45% of the value of the Fund's daily net assets. This fee is computed daily and paid monthly.

 PORTFOLIO MANAGEMENT

  The equity portion of the Fund is managed by Chad Graves. Mr. Graves is a Managing Director of Salomon Smith Barney.

  The fixed-income portion of the Fund is managed by James Conroy and John Bianchi. Both Mr. Conroy and Mr. Bianchi are Managing Directors of Salomon Smith Barney.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 is included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

 ADMINISTRATOR

  MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.

  On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merg-er, thereby creating a new entity called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 DISTRIBUTOR

  CFBDS, Inc., located at 21 Milk Street, Boston, MA 02109-5408, serves as the Fund's distributor.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985 in the Commonwealth of Massachu-setts and is a business entity commonly known as a "Massachusetts business trust."

  The Trust offers shares of beneficial interest of separate series having a $.001 per share par value. Shares of beneficial interest of the Fund are cur-rently classified into six Classes: A, B, L, O, Y and Z. Each Class of shares represents identical pro rata interests in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to a plan adopted under Rule 12b-1 under the 1940 Act; (d) the expenses allocable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of a Class. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class of the Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting only the interests of one Fund or one or more of the Classes of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include a listing of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Trust also plans to con-solidate the mailing of the Fund's Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact a Salomon Smith Barney Financial Consultant or First Data Investor Services Group, Inc.

  PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Fund's investments.

  First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's Transfer Agent.

                                              SALOMON SMITH BARNEY
                                              ----------------------------------
                                                    A member of citigroup [LOGO]


             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.









                                                                    SMITH BARNEY
                                                                   BALANCED FUND


                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                              FD 0791 11/98


PROSPECTUS

                                                                    SMITH BARNEY

                                                                     Convertible
                                                                            Fund


                                                               November 27, 1998


                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(Registered)

--------------------------------------------------------------------------------
Prospectus                                                     November 27, 1998
--------------------------------------------------------------------------------


   Smith Barney Convertible Fund
   388 Greenwich Street
   New York, New York 10013
   (800) 451-2010

   The Smith Barney Convertible Fund (the "Fund") is a diversified fund that seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities. The Fund is one of a number of funds, each having distinct investment objectives and policies, making up Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.


   This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other investment funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

   Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                          11
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  17
--------------------------------------------------------------------------------
Valuation of Shares                                                           28
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            28
--------------------------------------------------------------------------------
Purchase of Shares                                                            30
--------------------------------------------------------------------------------
Exchange Privilege                                                            38
--------------------------------------------------------------------------------
Redemption of Shares                                                          41
--------------------------------------------------------------------------------
Minimum Account Size                                                          44
--------------------------------------------------------------------------------
Performance                                                                   44
--------------------------------------------------------------------------------
Management of the Trust and the Fund                                          45
--------------------------------------------------------------------------------
Distributor                                                                   47
--------------------------------------------------------------------------------
Additional Information                                                        47
--------------------------------------------------------------------------------


================================================================================
   No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company that seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, and may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock. See "Investment Objective and Management Policies."


ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class O shares (prior to June 12, 1998 called Class C shares) are offered only to persons who held Class C shares on June 12, 1998, and a fifth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

   Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

   Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


   Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

   Class O Shares. Class O shares are available for purchase only by shareholders who owned Class C shares of the Fund on June 12, 1998. Class O shares are sold at net asset value and purchases of Class O shares will not be subject to an initial sales charge of 1.00% of the purchase price until June 22, 2001. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class O shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class O shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with the current holdings of Class O shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made wihtin 12 months of purchase.

   Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


   In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


   Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower initial sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or undetermined time frame.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

   Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in other Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

   Salomon Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.


   See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available without a sales charge as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. to distribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney Inc. ("Salomon Smith Barney"). (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans and investors purchasing through Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes is $25. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the minimum

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE TRUST AND THE FUND Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. MMC provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values, next determined. See "Exchange Privilege."


VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."


DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The market value of fixed-income securities, which constitute a major part of the investments of the Fund, may vary inversely in response to changes in prevailing interest rates. The foreign securities in which the Fund may invest may be subject to certain risks in addition to those inherent in domestic investments. The medium- or lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater market fluctuations and greater risk of loss of income or principal than higher-rated securities. The Fund may employ investment techniques which involve certain other risks, including entering into repurchase agreements, engaging in when-issued and delayed-delivery transactions, lending portfolio securities, entering into options on securities and short sales "against the box." See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:


Smith Barney Convertible Fund            Class A  Class B  Class L  Class O* Class Y
------------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on
    purchases (as a percentage of
    offering price)                      5.00%    None     1.00%    1.00%    None
  Maximum CDSC
    (as a percentage of original cost
    or redemption proceeds whichever
    is lower)                            None**   5.00%    1.00%    1.00%    None
------------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fees                        0.70%    0.70%    0.70%    0.70%    0.70%
  12b-1 fees***                          0.25     0.75     1.00     0.70     None
  Other expenses                         0.30     0.29     0.28     0.30     0.13%
------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES            1.25%    1.74%    1.98%    1.70%    0.83%
====================================================================================

  *   Class C shares were renamed Class O shares effective June 12, 1998.
 ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares and Class O shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares and Class O shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


   Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

   The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L, Class O and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Salomon Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of 1.00% of the value of average daily net assets, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class O shares, Salomon Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of this Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares", "Redemption of Shares" and "Management of the Trust and the Fund."

Smith Barney Convertible Fund                      1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------------
An investor would pay the following expenses on a
$1,000 investment, assuming (1) 5.00% annual return
and (2) redemption at the end of each time period:
      Class A                                       $62     $88     $115     $194
      Class B                                        68      85      105      193
      Class L                                        40      72      116      238
      Class O                                        37      63      101      209
      Class Y                                         8      26       46      103

An investor would pay the following expenses on the
same investment, assuming the same annual return
and no redemption:
      Class A                                       $62     $88     $115     $194
      Class B                                        18      55       95      193
      Class L                                        30      72      116      238
      Class O                                        27      63      101      209
      Class Y                                         8      26       46      103
======================================================================================


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

   The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The following information for each of the years in the four-year period ended July 31, 1998, has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.


For a Class A share of beneficial interest outstanding throughout each year:



Smith Barney Convertible Fund
Year Ended July 31,             1998      1997     1996(1)    1995      1994     1993(2)
============================================================================================
Net Asset Value,
  Beginning of Year            $18.61    $15.66    $15.27    $14.56    $14.99    $13.82
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income          0.73      0.78      0.74      0.74      0.72      0.49
  Net realized and
    unrealized gain (loss)
    on investments              (0.39)     3.28      0.38      0.70     (0.42)     1.22
--------------------------------------------------------------------------------------------
Total Income From
  Operations                     0.34      4.06      1.12      1.44      0.30      1.71
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.79)    (0.75)    (0.73)    (0.73)    (0.73)    (0.51)
  Net realized gains            (1.26)    (0.36)       --        --        --     (0.03)
--------------------------------------------------------------------------------------------
Total Distributions             (2.05)    (1.11)    (0.73)    (0.73)    (0.73)    (0.54)
--------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                  $16.90    $18.61    $15.66    $15.27    $14.56    $14.99
--------------------------------------------------------------------------------------------
Total Return++                   1.97%    26.94%     7.41%    10.35%     1.99%    12.63%+++
--------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)          $36       $39       $35       $35        $2        $2
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                       1.25%     1.27%     1.40%     1.40%     1.40%     1.37%+
  Net investment income          4.09      4.61      4.68      5.13      4.80      4.86+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate            49%       57%       59%       48%       54%       95%
============================================================================================

    (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
    (2) For the period from November 6, 1992 (inception date) to July 31, 1993. ++ Total return represents aggregate total return for the period indicated
        and does not reflect any applicable sales charge.
    +++ Total return is not annualized as it may not be representative of the total return for the year.
    +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share of beneficial interest outstanding throughout each year:


Smith Barney Convertible Fund
Year Ended July 31,                   1998      1997    1996(1)    1995      1994    1993      1992      1991      1990      1989
==================================================================================================================================
Net Asset Value, Beginning of Year   $18.60    $15.66   $15.27    $14.56    $14.99  $13.84    $12.51    $12.21    $13.80    $13.04
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                0.64      0.69     0.66      0.67      0.65    0.61      0.64      0.68      0.79      0.85
  Net realized and unrealized
    gain (loss) on investments        (0.38)     3.28     0.39      0.70     (0.42)   1.20      1.35      0.33     (1.40)     0.78
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.26      3.97     1.05      1.37      0.23    1.81      1.99      1.01     (0.61)     1.63
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.71)    (0.67)   (0.66)    (0.66)    (0.66)  (0.62)    (0.64)    (0.68)    (0.83)    (0.86)
  Net realized gains                  (1.26)    (0.36)      --        --        --   (0.04)       --        --     (0.11)    (0.01)
  Capital                                --        --       --        --        --      --     (0.02)    (0.03)     (0.4)       --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                   (1.97)    (1.03)   (0.66)    (0.66)    (0.66)  (0.66)    (0.66)    (0.71)    (0.98)    (0.87)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $16.89    $18.60   $15.66    $15.27    $14.56  $14.99    $13.84    $12.51    $12.21    $13.80
----------------------------------------------------------------------------------------------------------------------------------
Total Return++                         1.51%    26.29%    6.91%     9.80%     1.50%  13.40%    16.25%     8.86%    (4.53)%   13.09%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)      $36       $43      $42       $46       $85     $75       $57       $66       $97      $153
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.74%     1.77%    1.90%     1.90%     1.88%   2.00%     1.88%     1.92%     1.85%     1.74%
  Net investment income                3.60      4.12     4.18      4.63      4.32    4.20      4.76      5.81      6.10      6.41
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  49%       57%      59%       48%       54%     95%       77%       26%       24%       32%
==================================================================================================================================

    (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
    ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



                                    12 & 13

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


For a Class L share of beneficial interest outstanding throughout each period:

Smith Barney Convertible Fund
Period Ended July 31,                                                 1998(1)
============================================================================
Net Asset Value, Beginning of Period                                  $17.14
----------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                                 0.05
  Net realized and unrealized loss                                     (0.17)
----------------------------------------------------------------------------
Total Loss From Operations                                             (0.12)
----------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                (0.12)
  Net realized gains                                                      --
----------------------------------------------------------------------------
Total Distributions                                                    (0.12)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                        $16.90
----------------------------------------------------------------------------
Total Return                                                           (0.74)%++
----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $210
----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                              1.98%+
  Net investment income                                                 2.51+
----------------------------------------------------------------------------
Portfolio Turnover Rate                                                   49%
============================================================================

    (1) For the period from June 15, 1998 (inception date) to July 31, 1998. ++ Total return is not annualized, as it may not be representative of the total return for the year.
    +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


For a Class O(1) share of beneficial interest outstanding throughout each year:

Smith Barney Convertible Fund
Year Ended July 31,                     1998      1997      1996(2)   1995(3)(4)
===========================================================================
Net Asset Value, Beginning of Year     $18.58    $15.64    $15.27    $14.09
---------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.63      0.67      0.67      0.50
  Net realized and unrealized
    gain (loss) on investments          (0.37)     3.31      0.37      1.17
---------------------------------------------------------------------------
Total Income From Operations             0.26      3.98      1.04      1.67
---------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.71)    (0.68)    (0.67)    (0.49)
  Net realized gains (loss)             (1.26)    (0.36)       --        --
---------------------------------------------------------------------------
Total Distributions                     (1.97)    (1.04)    (0.67)    (0.49)
---------------------------------------------------------------------------
Net Asset Value, End of Year           $16.87    $18.58    $15.64    $15.27
---------------------------------------------------------------------------
Total Return++                           1.53%    26.37%     6.82%    12.17%++
---------------------------------------------------------------------------
Net Assets, End of Year (000s)         $1,557    $1,252      $641       $83
---------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.70%     1.74%     1.86%     1.87%+
  Net investment income                  3.63      4.14      4.17      4.77+
---------------------------------------------------------------------------
Portfolio Turnover Rate                    49%       57%       59%       48%
===========================================================================

    (1) On June 12, 1998, Class C shares were renamed Class O shares.
    (2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
    (3) On November 7, 1994, the former Class D shares were renamed Class C shares.
    (4) For the period from November 7, 1994 (inception date) to July 31, 1995. ++ Total return is not annualized as it may not be representative of the total return for the year.
    +   Annualized.
    ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class Y share of beneficial interest outstanding throughout each year:


Smith Barney Convertible Fund
Year Ended July 31,                          1998       1997      1996(1)(2)
========================================================================
Net Asset Value, Beginning of Year          $18.66     $15.68     $16.15
------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.77       0.83       0.38
  Net realized and unrealized gain (loss)
    on investments                           (0.35)      3.31      (0.46)
------------------------------------------------------------------------
Total Income (Loss) From Operations           0.42       4.14      (0.08)
------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.84)     (0.80)     (0.39)
  Net realized gains                         (1.26)     (0.36)        --
------------------------------------------------------------------------
Total Distributions                          (2.10)     (1.16)     (0.39)
------------------------------------------------------------------------
Net Asset Value, End of Year                $16.98     $18.66     $15.68
------------------------------------------------------------------------
Total Return                                  2.42%     27.44%     (0.56)%++
------------------------------------------------------------------------
Net Assets, End of Year (000s)             $72,870    $29,080     $9,189
------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.83%      0.85%      1.00%+
  Net investment income                       4.49       5.04       4.98+
------------------------------------------------------------------------
Portfolio Turnover Rate                         49%        57%        59%
========================================================================

    (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
    (2) For the period from February 7, 1996 (inception date) to July 31, 1996. ++ Total return is not annualized as it may not be representative of the total return for the year.
    +   Annualized.



16
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Investment Objective and Management Policies
--------------------------------------------------------------------------------


   The Fund's investment objective is current income and capital appreciation. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

   The Fund seeks to achieve its objective by investing in convertible securities and "synthetic convertible securities." Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities. The Fund is not required to sell securities to conform to this 65% limitation and may retain on a temporary basis securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities to permit their orderly disposition, to establish long-term holding periods for tax purposes or for other reasons. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or having an equivalent rating by any nationally recognized statistical rating organization ("NRSRO") or, if unrated, deemed by MMC to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes when deemed appropriate by the Fund's investment adviser in light of current market conditions, may invest in these securities without limitation. In seeking to achieve its investment objective, the Fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The Fund may utilize up to 10% of its assets to purchase put options on securities for hedging purposes and may invest up to 10% of its assets in foreign securities. Special considerations associated with the Fund are described under "Risk Factors and Special Considerations."


   CERTAIN INVESTMENT STRATEGIES

   In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.


   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 20% of the Fund's assets taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


   Short Sales Against the Box. The Fund may make short sales of common

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


stock if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with PNC Bank, National Association ("PNCBank"), the Trust's custodian. The Fund may utilize up to 50% of its assets as collateral for short sales against the box.

   Covered Option Writing. The Fund may write (sell) call options on securities. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.


   Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option. The Fund will write only covered options. Accordingly, whenever the Fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

   The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

   Purchasing Put and Call Options on Securities. The Fund may purchase put and call options that are traded on a domestic securities exchange. The Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

   Prior to expiration, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, or options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

   Futures and Options on Futures. The Fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions, as the case may be. All futures and options contracts will be entered into only when the transactions are economically appropriate for the reduction of risks inherent in the management of the Fund.

   An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

   If entering into transactions involving futures contracts and options on futures contracts, the Fund will comply with applicable requirements of the Commodities Futures Trading Commission (the "CFTC") which require that its transactions in futures and options be engaged in for "bona fide hedging" purposes or other

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions, other than those considered by the CFTC to be "bona fide hedging," will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

   The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities or index on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

   ADDITIONAL INVESTMENTS


   Money Market Instruments. When MMC believes that market conditions warrant, the Fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the Fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.


   U.S. Government Securities. The U.S. government securities in which the Fund may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality. Treasury Bills have maturities of less than 1 year, Treasury Notes have maturities of 1 to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


   Repurchase Agreements. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

   Real Estate Investment Trusts. The Fund may purchase real estate investment trusts ("REITs"). REITs are investments vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.


   CERTAIN INVESTMENT GUIDELINES

   The Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calender days. The above restriction does not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed

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--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

   RISK FACTORS AND SPECIAL CONSIDERATIONS

   Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations System. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

   Medium-, Low- and Unrated Securities. The Fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium-and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk.

   Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing

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--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.


   Securities which are rated Ba by Moody's or BB by S&P or an equivalent rating by any other NRSRO have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small.

   In light of these risks, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

   Options. Option writing for the Fund may be limited by position and exercise limits established by the national securities exchanges and the National Association

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


of Securities Dealers, Inc. (the "NASD") and by requirements in the Code for qualification as a regulated investment company (see "Dividends, Distributions and Taxes"). The Fund may write covered call options to generate current income. In addition, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by MMC. Successful use by the Fund of options will depend on MMC's ability to correctly predict movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


   The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist.

   Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

   Foreign Securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

   The Fund may also purchase American Depositary Receipts ("ADRs"); European Depositary Receipts and Global Depositary Receipts or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.


   Corporate Securities. Corporate securities in which the Fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock.


   Certain of the corporate fixed-income securities in which the Fund may invest may involve equity characteristics. The Fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting their holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

   Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when its investment adviser believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

   Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.


   Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

   In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


   PORTFOLIO TRANSACTIONS AND TURNOVER


   All orders for transactions in securities and options on behalf of the Fund are placed by MMC with broker-dealers that MMC selects, including Salomon Smith Barney and other affiliated brokers. The Fund may utilize Salomon Smith Barney

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


or a Salomon Smith Barney affiliated broker in connection with a purchase or sale of securities when MMC believes that the broker's charge for the transactions does not exceed usual and customary levels. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable MMC to supplement its own research and analysis with the views and information of other securities firms.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


   The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. Net asset value is calculated separately for Class A, B, L, O and Y.


   Generally, the Fund's investments are valued at market value, or in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those instruments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS


   The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gain payable to shareholders.

   The Fund declares dividends from its net investment income (that is, income other than its net realized long- and short-term capital gains) monthly and pays dividends generally on the last Friday of the month. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the end of the fiscal year in which they have been earned.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains and expects to make any other distributions as are necessary to avoid the application of this tax.

   If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended ("1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

   The per share dividends on Class B, Class L and Class O shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B, Class L and Class O shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L, Class O and Class Y shares.


   TAXES


   The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares and whether such dividends and distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Fund's dividends declared from net investment income may qualify for the Federal dividends-received deduction for corporations.

   Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers about the status of the Fund's dividends and distributions for state and local tax liabilities.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------


   SALES CHARGE ALTERNATIVES

   The following Classes of shares are available for purchase through this Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                         Dealers
                        Sales Charge as a %   Sales Charge as a %     Reallowance as
Amount of Investment       of Transaction     of Amount Invested    % of Offering Price
=======================================================================================
Less than $25,000               5.00%                 5.26%                  4.50%
$ 25,000-$ 49,999               4.00                  4.17                   3.60
$ 50,000-$ 99,999               3.50                  3.63                   3.15
$100,000-$249,999               3.00                  3.09                   2.70
$250,000-$499,999               2.00                  2.04                   1.80
$500,000 and over               *                     *                      *
=======================================================================================

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B, Class L and Class 0 shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

   Class O Shares. Until June 22, 2001, purchases of Class O shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge, which will apply on and after that date.

   Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

   GENERAL

   Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. (Class O shares are available for purchase only by shareholders who owned Class C shares of the Fund on June 12, 1998.) Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

   Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   SYSTEMATIC INVESTMENT PLAN

   Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis, as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


   SALES CHARGE WAIVERS AND REDUCTIONS
   INITIAL SALES CHARGE WAIVERS

   Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distribution from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   RIGHT OF ACCUMULATION

   Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   LETTER OF INTENT

   Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

   Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

   DEFERRED SALES CHARGE PROVISIONS

   "CDSC Shares" are: (a) Class B shares; (b) Class L shares; (c) Class O shares; and (d) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


   Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

   Class L shares, Class O shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

        Year Since Purchase
        Payment Was Made                      CDSC
================================================================================
        First                                 5.00%
        Second                                4.00
        Third                                 3.00
        Fourth                                2.00
        Fifth                                 1.00
        Sixth and thereafter                  0.00
================================================================================

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary --Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

   The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

   WAIVERS OF CDSC

   The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591 1/42; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

   CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


   SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

   Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these Programs.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


   The Fund offers to Participating Plans Class A and Class L shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.


   Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.


   Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

   401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Participating Plan's total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

   401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares and Class O shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


   Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares and Class O shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.


--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


   Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L and Class O shares are subject to minimum investment requirements and all shares are subject to the other requirements of the Fund into which exchanges are made.

FUND NAME
--------------------------------------------------------------------------------
Growth Funds
     Concert Peachtree Growth Fund
     Concert Social Awareness Fund
     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Balanced Fund
     Smith Barney Contrarian Fund
     Smith Barney Fundamental Value Fund Inc.
     Smith Barney Funds, Inc.-- Large Cap Value Fund
     Smith Barney Large Cap Blend Fund
     Smith Barney Large Capitalization Growth Fund
     Smith Barney Mid Cap Blend Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Premium Total Return Fund

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


     Smith Barney Small Cap Blend Fund, Inc.
     Smith Barney Special Equities Fund


Taxable Fixed-Income Funds

  * Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund
+++ Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.
    Smith Barney Total Return Bond Fund


Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
 ** Smith Barney Intermediate Maturity California Municipals Fund
 ** Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
 ** Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio
    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund


Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, inc. -- Pacific Portfolio


Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
  + Smith Barney Exchange Reserve Fund
 ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
 ++ Smith Barney Money Funds, Inc. -- Government Portfolio
*** Smith Barney Money Funds, Inc. -- Retirement Portfolio
+++ Smith Barney Municipal Money Market Fund, Inc.
+++ Smith Barney Muni Funds -- California Money Market Portfolio +++ Smith Barney Muni Funds -- New York Money Market Portfolio


----------
  * Available for exchange with Class A and Class B shares of the Fund.
 ** Available for exchange with Class A, Class L and Class Y shares of the Fund. *** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class B and Class L shares of the Fund.
 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class L shares may exchange Fund shares for Class L shares of this Fund.
+++ Available for exchange with Class A and Class Y shares of the Fund.


   Class B Exchanges. In the event a Class B shareholder (unless such shareholder was a Class B shareholder of the Short-Term World Income Fund on July 15, 1994) wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.


   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

   Class O Exchanges. Class O shares may be exchanged with Class L shares of other Smith BarneyMutual Funds. The new Class L shares will be deemed to have been purchased on the same date as the Class O shares of the Fund that have been exchanged.


   Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


   Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may determine

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds listed above, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

   The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until First Data receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

   Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

      Smith Barney Convertible Fund
      Class A, B, L, O or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or on a written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


   TELEPHONE REDEMPTION AND EXCHANGE PROGRAM


   Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. Alternatively, an

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.


   Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


   Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

   AUTOMATIC CASH WITHDRAWAL PLAN


   The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.


--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

   The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

   YIELD

   From time to time, the Fund advertises the 30 day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30 day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

   TOTAL RETURN

   From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------


literature. These figures are computed separately for Class A, Class B, Class L, Class O and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Trust and the Fund
--------------------------------------------------------------------------------

   BOARD OF TRUSTEES

   Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

   INVESTMENT ADVISER


   MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. MMC (through its predecessor entities) has been in the investment counseling business since 1934 and is a registered investment

--------------------------------------------------------------------------------
Management of the Trust and the Fund (continued)
--------------------------------------------------------------------------------


adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

   Subject to the supervision and direction of the Fund's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For advisory services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.


   PORTFOLIO MANAGEMENT


   Robert Swab, Vice President of Salomon Smith Barney has managed the day-to-day operations of the Fund since 1995, including making all investment decisions.

   Mr. Swab's management discussions and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


   ADMINISTRATOR


   MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.

   On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity called Citigroup. Citigroup is a bank Holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------


   CFBDS, Inc., located at 21 Milk Street, Boston MA 02109-5408, distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS, Inc. to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Salomon Smith Barney is paid an annual service fee with respect to Class A, Class B, Class L and Class O shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B Class L and Class O shares at the annual rate of 0.50%, 0.75% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B, Class L and Class O shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B, Class L and Class O shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Salomon Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

   Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

   The Trust was organized on March 12, 1985, under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

"Massachusetts business trust." The Trust offers shares of beneficial interest of separate series having a $.001 per share par value. When matters are submitted for shareholder vote, shareholders of each Class of each Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class.

   Each Class represents identical interests in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose for voting on the written request of shareholders holding at least 10% of the Trust's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class of each fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.

   PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.


   First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's Transfer Agent.

   The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultants or First Data.

                                                            SALOMON SMITH BARNEY
                                                   -----------------------------
                                                   A memeber of citigroup [LOGO]

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                                                    Smith Barney
                                                                     Convertible
                                                                            Fund

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD1210 11/98

P R O S P E C T U S


                                                                    SMITH BARNEY
                                                                     Diversified
                                                                       Strategic
                                                                          Income
                                                                            Fund

                                                               NOVEMBER 27, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

PROSPECTUS                                                NOVEMBER 27, 1998

Smith Barney Diversified Strategic Income Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Diversified Strategic Income Fund (the "Fund"), a diversified fund, seeks high current income primarily through investment in fixed-income securities. The Fund attempts to achieve this objective by allocating and real-locating its assets primarily among various types of fixed-income securities selected by its investment adviser on the basis of an analysis of economic and market conditions and the relative risks and opportunities of those types of fixed-income securities. The Fund is one of a number of funds, each having dis-tinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end, management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the tele-phone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information dated November 27, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

SMITH BARNEY GLOBAL CAPITAL MANAGEMENT INC.
Sub-Investment Adviser

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   14
-------------------------------------------------
VALUATION OF SHARES                            29
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             30
-------------------------------------------------
PURCHASE OF SHARES                             32
-------------------------------------------------
EXCHANGE PRIVILEGE                             39
-------------------------------------------------
REDEMPTION OF SHARES                           42
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           45
-------------------------------------------------
PERFORMANCE                                    45
-------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND           46
-------------------------------------------------
DISTRIBUTOR                                    48
-------------------------------------------------
ADDITIONAL INFORMATION                         49
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company that seeks high current income primarily through investment in fixed-income securities. The Fund attempts to achieve this objective by allo-cating and reallocating its assets primarily among various types of fixed-income securities selected by its investment adviser on the basis of an analy-sis of economic and market conditions and the relative risks and opportunities of those types of fixed-income securities. See "Investment Objective and Man-agement Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a fifth Class, Class Z shares, which is offered pur-suant to a separate prospectus, is offered exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. ("Salomon Smith Barney") and its affiliates and (b) unit investment trusts ("UITs") sponsored by Salomon Smith Barney and its affiliates. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual serv-ice fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares-- Deferred Sales Charge Alternatives."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge. The Class L shares' distri-bution fee may cause that Class to have higher expenses and pay lower divi-dends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return can-not be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower initial sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or unde-termined time frame.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in other Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

  Salomon Smith Barney Financial Consultants may receive different compensa-tion for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available without a sales charge as investment alternatives under both of these programs. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. ("CFBDS") to distribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney. (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans and investors purchas-ing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. (the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(a) of the Code, the minimum initial invest-ment requirement for Class A, Class B and Class L shares and the minimum sub-sequent investment requirement for all Classes is $25. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. There is no minimum investment required in Class A shares for unitholders who invest distributions from a UIT sponsored by Salo-mon Smith Barney. See "Purchase of Shares." See "Purchases of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Invest-ment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."
REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. (the "Manager") (formerly Smith Barney Mutual Funds Management Inc.), serves as the Fund's investment adviser and administrator. The Manager provides investment advisory and management services to investment companies affiliated with Smith Barney. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services--asset man-agement, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Servic-es, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

  Smith Barney Global Capital Management Inc. ("Global Capital Management") serves as a sub-investment adviser to the Fund. Global Capital Management is a wholly owned subsidiary of Holdings. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. General changes in interest rates will result in increases or decreases in the market value of the obliga-tions held by the Fund. The Fund may invest up to 35% of its assets in corpo-rate fixed-income securities of domestic issuers rated by a nationally recog-nized statistical rating organization ("NRSRO") such as securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Stan-dard & Poor's Ratings Group ("S&P") or in nonrated securities deemed by the Manager to be of comparable quality. The Fund may invest in securities which are medium and low-rated by NRSROs. For example, the Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. Although medium- or low-rated securities offer a higher current yield than the yield offered by higher rated securities, they involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties of major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund's investing in the secu-rities of foreign issuers involves special risks and considerations not typi-cally associated with investing in domestic issuers. These risks include dif-ferences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect domestic investments in foreign countries and potential restrictions on the flow of international capital. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price vola-tility and changes in foreign exchange rates will affect the value of those securities held by the Fund that are denominated or quoted in currencies other than the U.S. dollar. Certain of the investments held by the Fund and certain of the investment strategies that the Fund may employ might expose it to certain risks. The investments presenting the Fund with risks are mortgage-related securities, medium- or low-rated securities, as described above, foreign securities, as described above, and securities of unseasoned issuers. The investment strategies presenting the Fund with risks are entering in repurchase agreements and reverse repurchase agreements, entering into for-ward roll transactions, purchasing or selling securities on a when-issued or delayed-delivery basis, lending portfolio securities, entering into transac-tions involving options and futures contracts and entering into currency trans-actions. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME
  FUND                                        CLASS A  CLASS B CLASS L* CLASS Y
-------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on
      purchases
      (as a percentage of offering price)      4.50%    None     1.00%   None
    Maximum CDSC (as a percentage of
      original cost or redemption proceeds,
      whichever is lower)                      None**   4.50%    1.00%   None
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET
      ASSETS)
    Management fees                            0.65%    0.65%    0.65%   0.65%
    12b-1 fees***                              0.25     0.75     0.70    None
    Other expenses                             0.11     0.10     0.10    0.01
-------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                1.01%    1.50%    1.45%   0.66%
-------------------------------------------------------------------------------

   * Class C shares were renamed Class L shares.

  ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

  Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarter-ly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed upon purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Salomon Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of the average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of .70% of the value of average daily net assets of this Class, consisting of a 0.45% distribution fee and a 0.25% serv-ice fee. "Other expenses" in the above table include fees for shareholder serv-ices, custodial fees, legal and accounting fees, printing costs and registra-tion fees.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Trust and the Fund."

  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME
  FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A..................................  $55     $76     $99     $165
    Class B..................................   60      78      92      167
    Class L..................................   35      55      88      182
    Class Y..................................    7      21      37       82
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A..................................   55      76      99      165
    Class B..................................   15      48      82      167
    Class L..................................   25      55      88      182
    Class Y..................................    7      21      37       82
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1990 through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY DIVERSIFIED
STRATEGIC INCOME FUND
YEAR ENDED JULY 31,         1998(1)   1997    1996    1995    1994   1993(2)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                     $ 8.01   $ 7.82  $ 7.85  $ 7.76  $ 8.41  $ 8.24
------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(3)     0.53     0.62    0.61    0.94    0.63    0.47
 Net realized and
 unrealized gain (loss)       0.05     0.24    0.03   (0.18)  (0.52)   0.27
------------------------------------------------------------------------------
Total Income From
Operations                    0.58     0.86    0.64    0.76    0.11    0.74
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.58)   (0.67)  (0.62)  (0.48)  (0.62)  (0.45)
 Net realized gains          (0.05)      --      --      --   (0.10)  (0.12)
 Capital                        --       --   (0.05)  (0.19)  (0.04)     --
------------------------------------------------------------------------------
Total Distributions         (0.63)    (0.67)  (0.67)  (0.67)  (0.76)  (0.57)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $ 7.96   $ 8.01  $ 7.82  $ 7.85  $ 7.76  $ 8.41
------------------------------------------------------------------------------
TOTAL RETURN                  7.47%   11.36%   8.39%  10.35%   1.16%   9.30%++
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                  $  397     $267    $203    $177  $   76  $   48
------------------------------------------------------------------------------
RATIO TO AVERAGE NET
ASSETS:
 Expenses(3)                  1.01%    1.03%   1.04%   1.09%   1.10%   1.10%+
 Interest expense             0.06     0.06    0.01      --      --      --
 Net investment income        6.51     7.75    7.85    8.15    7.67%   8.26+
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        128%      85%     90%     83%     93%    116%
------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
 (2) For the period from November 6, 1992 (inception date) to July 31, 1993.
 (3) The investment adviser waived part of its fees for the years ended July 31,1995 and 1994. If such fees had not been waived, the per share effect on net investment income and the ratios of expenses to average net assets would have been as follows:

              PER SHARE DECREASES    EXPENSE RATIOS WITHOUT
            IN NET INVESTMENT INCOME       FEE WAIVERS
------------------------------------------------------------
               1995         1994        1995        1994
            ------------------------ ----------- -----------
   Class A        $0.01       $0.00*       1.14%       1.12%

  ++Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.
  * Amount represents less than $0.01 per share.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
DIVERSIFIED STRATEGIC
INCOME FUND
YEAR ENDED JULY 31,        1998 (1)  1997    1996    1995    1994    1993    1992    1991   1990(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $ 8.03  $ 7.83  $ 7.86  $ 7.76  $ 8.41  $ 8.55  $ 7.98  $ 8.06  $ 8.00
-----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income (3)    0.49    0.59    0.58    0.70    0.59    0.65    0.68    0.71    0.41
 Net realized and
 unrealized gain (loss)       0.05    0.23    0.01    0.02   (0.51)  (0.07)   0.64    0.07    0.05
-----------------------------------------------------------------------------------------------------
Total Income From
Operations                    0.54    0.82    0.59    0.72    0.08    0.58    1.32    0.78    0.46
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.54)  (0.62)  (0.57)  (0.44)  (0.60)  (0.58)  (0.68)  (0.71)  (0.40)
 Net realized gains          (0.05)     --      --      --   (0.10)  (0.14)     --   (0.06)     --
 Capital                        --      --   (0.05)  (0.18)  (0.03)     --   (0.07)  (0.09)     --
-----------------------------------------------------------------------------------------------------
Total Distributions          (0.59)  (0.62)  (0.62)  (0.62)  (0.73)  (0.72)  (0.75)  (0.86)  (0.40)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $ 7.98  $ 8.03  $ 7.83  $ 7.86  $ 7.76  $ 8.41  $ 8.55  $ 7.98  $ 8.06
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                  6.93%  10.89%   7.80%  10.00%   0.66%   7.28%  17.12%  10.42%   6.00%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                  $2,280  $2,440  $2,380  $2,367  $2,469  $2,105  $1,465  $  503  $  179
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses (3)                 1.50%   1.51%   1.52%   1.56%   1.57%   1.59%   1.62%   1.63%   1.74%+
 Interest expense             0.06    0.06    0.01      --      --      --      --      --      --
 Net investment income        6.12    7.34    7.36    6.82    7.20    7.77    7.99    9.21    9.59+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       128%      85%     90%     83%     93%    116%    125%    131%     56%
-----------------------------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) For the period from December 28, 1989 (commencement of operations) to July 31, 1990.
 (3) The investment adviser waived part of its fees for the years ended July 31,1995 and 1994. If such fees had not been waived, the per share effect on net investment income and the ratios of expenses to average net assets would have been as follows:

               PER SHARE DECREASES    EXPENSE RATIOS WITHOUT
            IN NET INVESTMENT INCOME        FEE WAIVERS
-------------------------------------------------------------
                1995         1994        1995        1994
            ------------ ------------ ----------- -----------
   Class B        $0.00*       $0.00*       1.61%       1.59%

  ++Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.
  * Amount represents less than $0.01 per share.

FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY DIVERSIFIED
STRATEGIC INCOME FUND
YEAR ENDED JULY 31,       1998(1)(2)  1997    1996   1995(3)   1994   1993(4)
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $ 8.01   $ 7.81  $ 7.84  $ 7.76   $ 8.41  $ 8.36
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income
 (5)                          0.49     0.58    0.52    1.16     0.55    0.22
 Net realized and
 unrealized gain (loss)       0.06     0.24    0.07   (0.46)   (0.47)   0.06
-------------------------------------------------------------------------------
Total Income From
Operations                    0.55     0.82    0.59    0.70     0.08    0.28
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.54)   (0.62)  (0.57)  (0.44)   (0.60)  (0.20)
 Net realized gains          (0.05)      --      --      --    (0.10)  (0.03)
 Capital                        --       --   (0.05)  (0.18)   (0.03)     --
-------------------------------------------------------------------------------
Total Distributions          (0.59)   (0.62)  (0.62)  (0.62)   (0.73)  (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $ 7.97   $ 8.01  $ 7.81  $ 7.84   $ 7.76  $ 8.41
-------------------------------------------------------------------------------
TOTAL RETURN                  7.08%   10.92%   7.82%   9.73%    0.66%   3.41%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                  $  135   $   84  $   42  $   13   $    1  $   11
-------------------------------------------------------------------------------
RATIO TO AVERAGE NET
ASSETS
 Expenses (5)                 1.45%    1.46%   1.47%   1.46%    1.57%   1.50%+
 Interest expense             0.06     0.06    0.01      --       --      --
 Net investment income        6.09     7.19    7.61   10.23     7.20    7.87+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        128%      85%     90%     83%      93%    116%
-------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects per share data for the period.
 (2) Class L shares were called Class C shares until June 12, 1998.
 (3) On November 7, 1994, the former Class D shares were renamed Class C shares.
 (4) For the period from March 19, 1993 (inception date) to July 31, 1993.
 (5) The investment adviser waived part of its fees for the years ended July 31,1995 and 1994. If such fees had not been waived, the per share effect on net investment income and the ratios of expenses to average net assets would have been as follows:

               PER SHARE DECREASES    EXPENSE RATIOS WITHOUT
            IN NET INVESTMENT INCOME        FEE WAIVERS
-------------------------------------------------------------
                1995         1994        1995        1994
            ------------ ------------ ----------- -----------
   Class L        $0.00*       $0.00*       1.51%       1.58%

  ++Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.
  * Amount represents less than $0.01 per share.

FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY DIVERSIFIED STRATEGIC
INCOME FUND
YEAR ENDED JULY 31,                   1998     1997    1996(1)
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $ 8.00   $ 7.82   $ 7.89
-----------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                  0.55     0.64     0.50
 Net realized and unrealized gain       0.06     0.24     0.01
-----------------------------------------------------------------
Total Income From Operations            0.61     0.88     0.51
-----------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.60)   (0.70)   (0.53)
 Net realized gains                    (0.05)      --       --
 Capital                                  --       --    (0.05)
-----------------------------------------------------------------
Total Distributions                    (0.65)   (0.70)   (0.58)
-----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $ 7.96   $ 8.00   $ 7.82
-----------------------------------------------------------------
TOTAL RETURN                            7.96%   11.64%    6.65%++
-----------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)      $124,559  $80,479  $26,940
-----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                               0.66%    0.70%    0.69%+
 Interest expense                       0.06     0.06     0.01
 Net investment income                  6.88     7.84     8.54+
-----------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  128%      85%      90%
-----------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects per share data for the period.
 (2) For the period from October 10, 1995 (inception date) to July 31, 1996. ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's investment objective is high current income primarily through investment in fixed-income securities. In attempting to achieve its objective, the Fund allocates and reallocates its assets primarily among various types of fixed-income securities selected by the Manager. The types of fixed-income securities among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States government ("U.S. government securities"); mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corporate securities; and foreign government securities. The Fund's investment objective may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective.

  The allocation and reallocation of the Fund's assets will be undertaken by the Manager on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income secu-rities. In general, the particular types of fixed-income securities selected for investment by the Fund at any given time will be those that, in the view of the Manager, offer the highest income available at the time. The Fund typi-cally would not invest in fixed-income securities offering the highest income potential if the Manager determined that the income potential is not suffi-cient to justify the higher risks associated with the securities.

  At any given time, the Fund may be entirely or only partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. The Fund gen-erally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years. Up to 20% of the Fund's assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, war-rants and rights.

  Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Under current market conditions, the Fund's holdings of mortgage-related securities may be expected to consist primarily of securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corpora-tion ("FHLMC"). The composition of the Fund's investments in mortgage-related securities, however, will vary from time to time based upon the determination of the Manager as to how best to achieve the Fund's investment objective tak-ing into account factors such as the liquidity and yield of various mortgage-related securities. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or an equivalent rating by any other NRSRO or, if not rated, will be of equivalent investment quality as determined by the Manager. The Manager also may consider the ratings, if any, assigned to mortgage-related securities by NRSROs other than Moody's and S&P.

  The Fund typically will purchase a corporate debt security if the Manager believes that the yield and, to a lesser extent, the potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in particular debt securities, the Manager will consider factors such as: the price, coupon and yield to maturity; the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. The Manager also will review the ratings, if any, assigned to the securities by Moody's, S&P or other NRSROs. The Manager's judgment as to credit quality of a debt security may differ, however, from that suggested by the ratings pub-lished by a rating service.

  The Fund may invest up to 35% of its assets in corporate fixed-income secu-rities of domestic issuers rated an equivalent rating by NRSROs, such as Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by the Manager to be of comparable quality. The Fund may invest in fixed-income secu-rities rated as low as Caa by Moody's or CCC by S&P or of an equivalent qual-ity by any other NRSRO.

  Corporate fixed-income securities of foreign issuers in which the Fund may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. Foreign government securities in which the Fund may invest consist of fixed-income securities issued by foreign governments. In general, the Fund may invest in debt securities issued by foreign governments or any of their polit-ical subdivisions that are considered stable by Global Capital Management. Up to 5% of the Fund's assets, however, may be invested in foreign securities issued by countries with developing economies.

  The Fund may invest in fixed-income securities issued by supranational orga-nizations, which are entities designated or supported by a government or gov-ernmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the Euro-pean Economic Community and the World Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are lim-ited to a percentage of their total capital (including "callable capital" con-tributed by members at an entity's call), reserves and net income.

  The Fund may also invest in zero coupon securities and payment-in-kind bonds.

 ADDITIONAL INVESTMENTS

  Money Market Instruments. Up to 20% of the Fund's assets may be invested in cash and money market instruments at any time. In addition, when the Manager believes that market conditions warrant, the Fund may invest in short-term instruments without limitation for temporary defensive purposes. Short-term instruments in which the Fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than Prime-2 by Moody's or A-2 by S&P or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the securities in which the Fund may invest. The Fund will invest in obligations of a foreign bank or foreign branch of a domestic bank only if the Manager determines that the obligations present minimum credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

  U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as GNMA cer-tificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as FNMA and FHLMC bonds). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds gen-erally have maturities of greater than 10 years at the date of issuance. Cer-tain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of inter-est-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from inter-est-bearing corporate securities.

  Zero Coupon Securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturi-ty.

  Real Estate Investment Trusts. The Fund may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

  Asset-Backed Securities. The Fund may invest in asset backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthi-ness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Fund will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

 CERTAIN INVESTMENT STRATEGIES
  In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed informa-tion concerning these strategies and their related risks is contained in the Statement of Additional Information.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including inter-est. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Manager or Global Capital Management, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is con-sidered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the pro-ceeds of reverse repurchase agreements to provide liquidity to meet redemp-tion requests when the sale of the Fund's securities is considered to be dis-advantageous.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securi-ties issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but gener-ally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund's custodian cash, U.S. government securi-ties, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The Fund will subsequently monitor the account to insure that such equivalent value is main-tained.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securi-ties occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trust-ees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

  Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government secu-rities that are maintained at all times in an amount at least equal to the cur-rent market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will segregate common stock or convertible or exchangeable preferred stock or debt securities in a special account with its custodian.

  Covered Option Writing. The Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. The Fund may realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its pur-chaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Fund has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

  Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the option's exercise price, less the premium received for writing the option.

  The Fund will write (sell) only covered options. Thus, whenever the Fund writes (sells) a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the under-lying security if a put option is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash or other eligible assets hav-ing a value at least equal to the exercise price of the underlying securities or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with its custodian in a segregated account).

  Purchasing Put and Call Options on Securities. The Fund may utilize up to 15% of its assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time. In purchasing option securities, the Fund will trade only with counterparties of high stand-ing in terms of credit quality and commitment to the market. Risks associated with options transactions and foreign futures contracts are described below under "Special Considerations."

  Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts or related options that are traded on domestic and foreign exchanges or boards of trade as well as the over-the-counter market with respect to options on such futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified debt security at a specified price, date, time and place. The Fund may enter into futures contracts to sell debt securities when the Manager believes that the value of the Fund's debt securities will decrease. The Fund may enter into futures contracts to purchase debt securi-ties when the Manager anticipates purchasing the underlying debt securities on behalf of the Fund and believes that prices will rise before the purchases will be made. When the Fund enters into a futures contract to purchase an underlying security, an amount of cash or other eligible segregated assets, equal to the market value of the contract, will be deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of the contract is unleveraged. The Fund will not enter into futures contracts for speculation and will enter into futures contracts that are traded on a domestic or foreign exchange or board of trade as well as the over-the-counter market.

  An option on a futures contact, as contrasted with the direct investment in a futures contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of the option the right to enter into a futures contract to buy and obliges the writer to enter into a futures contract to sell the underlying debt securities. A put option gives the purchaser the right to sell and obliges the writer to buy the underlying contract.

  The Fund may purchase put options on futures contracts to hedge its portfolio of debt securities against the risk of rising interest rates, and may purchase call options on futures contracts to hedge against a decline in interest rates. The Fund may write put and call options on futures contracts in entering into closing sale transactions and to increase its ability to hedge against changes in interest rates. The Fund will write put and call options on futures con-tracts that are traded on a domestic or foreign exchange or board of trade as well as the over-the-counter market.

  Currency Exchange Transactions and Options on Foreign Currencies. The Fund will conduct its currency exchange transactions either on a spot (that is, cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio posi-tions.

  A forward currency contract involves an obligation to purchase or sell a spe-cific currency for an agreed-upon price at an agreed-upon date which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

  The Fund may purchase and sell put, call and other types of options on for-eign currencies that are traded on domestic or foreign exchanges or in the over-the-counter market, including but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options.

  The Fund may purchase put options on a foreign currency in which securities held by the Fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denomi-nated. The Fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. An option on a foreign currency gives the pur-chaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the under-lying currency at a specified price during the term of the option. Although the purchase of an option on a foreign currency may constitute an effective hedge by the Fund against fluctuations in the exchange rates, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign cur-rencies purchased by the Fund may be traded on domestic and foreign exchanges or over-the-counter.

 CERTAIN INVESTMENT GUIDELINES

  The Fund may invest up to 15% of its total assets in securities with contrac-tual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid sec-ondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to securities subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing (including reverse repurchase agreements and forward roll transactions) by the Fund, the Fund will maintain an asset coverage of at least 300% with respect to all of its borrowings. Except for the limitations on bor-rowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restric-tions that cannot be changed without the approval of a majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

 RISK FACTORS AND SPECIAL CONSIDERATIONS
  Medium-, Low- and Unrated Securities. The Fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated secu-rities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertain-ties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these secu-rities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more tradi-tional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these secu-rities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securi-ties is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such eco-nomic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yield-ing security, resulting in a decreased return to the Fund.

  Securities that are rated Ba by Moody's or BB by S&P or an equivalent rating by other NRSROs have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and prin-cipal payments over any long period of time may be small. Low-rated securities, for example, that are rated Caa or CCC by Moody's or S&P, respectively are of poor standing. These issues may be in default or may present elements of danger may exist with respect to principal or interest.

  In light of the risks described above, the Manager, in evaluating the cred-itworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

  Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctua-tions in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an estab-lished market share.

  Foreign Securities. There are certain risks involved in investing in securi-ties of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and eco-nomic developments and the possible imposition of limitations on the repatria-tion of currencies or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic compa-nies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, secu-rities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, the possi-bility exists of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dol-lars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

  The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  Corporate Securities. Corporate securities in which the Fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The Fund's investments in each of equipment lease or equipment trust certificates will not exceed 5% of its assets.

  Certain of the corporate fixed-income securities in which the Fund may invest may involve equity characteristics. The Fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting their holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

  Mortgage-Related Securities. Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the poli-cies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certifi-cates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agen-cies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that the Fund purchases mortgage-related securities at a pre-mium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mort-gage pools, generally will fluctuate in response to market interest rates.

  Securities of Developing Countries. A developing country generally is con-sidered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing coun-tries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stabil-ity, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

  Non-Publicly Traded and Illiquid Securities. The Fund's sale of securities that are not publicly traded is typically restricted under the Federal securi-ties laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these secu-rities when a ready buyer is not available at a price that the Fund deems rep-resentative of their value, the value of the Fund's net assets could be adversely affected.

  Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determi-nations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

  Options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling options can result in large amounts of leverage. The leverage offered by trading in options may cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

  Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the exercise price of the option less the premium received for writing the option.

  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desired to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. No assurance can be given that the Fund will be able to effect closing transactions at a time when it wishes to do so. If the Fund cannot enter into a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

  The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase or write options on financial futures only if there appears to be a liquid secondary market for the options or futures sold or pur-chased, for some options or futures, no such secondary market may exist or the market may cease to exist.

  Futures and Options on Futures. Investments in futures and options on futures made by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates and when the transactions are economically appropri-ate to the reduction of risks inherent in the management of the Fund. In enter-ing into transactions involving futures contracts and options on futures con-tracts, the Fund will comply with applicable requirements of the Commodities Futures Trading Commission (the "CFTC") which require that its transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premi-ums required to establish positions, other than those considered by the CFTC to be "bona fide hedging," will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

  The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures con-tracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

  Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the con-tract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

  Foreign Currency. Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the cur-rent market price.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. The failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting services agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assur-ance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

 PORTFOLIO TRANSACTIONS

  Securities and commodities transactions on behalf of the Fund will be exe-cuted by a number of brokers and dealers, including Salomon Smith Barney and certain of its affiliated brokers. The Fund may use Salomon Smith Barney or a Salomon Smith Barney affiliated broker in connection with a purchase or sale of securities when the Manager believes that the charge for the transaction does not exceed usual and customary levels. The Fund also may use Salomon Smith Bar-ney as a commodities broker in connection with entering into futures contracts and commodity options. Salomon Smith Barney has agreed to charge the Fund com-modity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

  In selecting a broker for a transaction, including Salomon Smith Barney or its affiliates, the primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfo-lio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. A security that is traded primarily on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amor-tized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity or if the underlying securities market experiences significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direc-tion of the Board of Trustees. Further information regarding the Trust's valu-ation policies with respect to the Fund is contained in the Statement of Addi-tional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS
  The Fund will be treated separately from the Trust's other funds in deter-mining the amount of dividends from net investment income and distributions of capital gains payable to shareholders.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends and distributions are treated the same for tax purposes whether taken in cash or reinvested in additional shares. The Fund declares and pays dividends monthly, consisting of estimated daily net investment income. Any net realized gains, after utilization of capital loss carryforwards, will be distributed at least annually, with the distribution of dividends from net investment income, and net realized short-term capital gains (including short-term capital gains from options transactions, if any) may be paid more frequently.

  The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

  In addition, as determined by the Board of Trustees, distributions of the Fund may include a return of capital. Shareholders will be notified of the amount of any distribution that represents a return of capital. In order to comply with a calendar year distribution requirement under the Code, it may be necessary for the Fund to make distributions at times other than those set forth above.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined on a fund by fund basis, rather than on a Trust wide basis. The Fund has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Fund quali-fies as a regulated investment company and meets certain distribution require-ments, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Fed-eral income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his or her shares of the Fund. Dividends and distributions paid by the Fund will not qual-ify for the Federal dividends-received deduction for corporate shareholders.

  Income received by the Fund from sources within foreign countries may be sub-ject to withholding and other foreign taxes. The payment of these taxes will reduce the amount of dividends and distributions paid to the Fund's sharehold-ers.

  Each shareholder of the Fund will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the shareholder by the Fund with respect to the prior calendar year.

  Shareholders should consult their tax advisers about the status of the Fund's dividends and distributions for Federal, state and local tax liabilities.

PURCHASE OF SHARES


 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a dis-cussion of factors to consider in selecting which Class of shares to purchase.

  Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                               SALES CHARGE
                      ------------------------------
                                                          DEALERS'
  AMOUNT OF                % OF           % OF       REALLOWANCE AS % OF
  INVESTMENT          OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than--$25,000       4.50%          4.71%             4.00%
  $ 25,000--$49,999        4.00           4.17              3.60
  $ 50,000--$99,999        3.50           3.63              3.15
  $100,000--$249,999       2.50           2.56              2.25
  $250,000--$499,999       1.50           1.52              1.35
  $500,000 and over           *              *                 *
------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  Class L Shares. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC pay-able upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

  Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 GENERAL

  Investors may purchase shares from a Salomon Smith Barney Financial Consul-tant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

  Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by Dealer Representatives prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third busi-ness day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the share-holder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Salomon Smith Barney money mar-ket fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

 SALES CHARGE WAIVERS AND REDUCTIONS

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-shar-ing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distri-butions from a 401(k) plan offered to employees of Citigroup or its subsidiar-ies or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subse-quent investments will be subject to the applicable sales charge); (g) pur-chases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verifica-tion that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient infor-mation at the time of purchase to permit verification that the purchase quali-fies for the reduced sales charge. The right of accumulation is subject to mod-ification or discontinuance at any time with respect to all shares purchased thereafter.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of

Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS
  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares Smith Barney 401(k) and ExecChoice(TM) Pro-grams."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Pur-chase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any CDSC will be paid to Salomon Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her invest-ment. Assuming at the time of the redemption the net asset value had appreci-ated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC
  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan com-mences (see "Automatic Cash Withdrawal Plan") (provided, however, that auto-matic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemp-tions of shares made in connection with qualified distributions from retire-ment plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemp-tions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addi-tion, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's sta-tus or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS
  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below are offered to all plans partic-ipating ("Participating Plans") in the Programs.

  The Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Par-ticipating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. For Participating Plans that were originally established through a Salo-mon Smith Barney retail brokerage account, the five-year period will be calcu-lated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Pro-grams, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund, regard-less of asset size, at the end of the eighth year after the date the Partici-pating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not con-verted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regard-ing these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the fol-lowing funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

-------------------------------------------------------------------------------
  Growth Funds
    Concert Peachtree Growth Fund
    Concert Social Awareness Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund
    Smith Barney Convertible Fund
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Funds, Inc.--Large Cap Value Fund
    Smith Barney Large Cap Blend Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Mid Cap Blend Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Premium Total Return Fund
    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

  Taxable Fixed--Income Funds
    *Smith Barney Adjustable Rate Government Income Fund
   +Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc.--U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.
    Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
   **Smith Barney Intermediate Maturity California Municipals Fund **Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
   **Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio
    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

  Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio

    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio Smith Barney Concert Allocation Series Inc.--Global Portfolio
    Smith Barney Concert Allocation Series Inc.--Growth Portfolio
    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
   ++Smith Barney Exchange Reserve Fund
  +++Smith Barney Money Funds, Inc.--Cash Portfolio
  +++Smith Barney Money Funds, Inc.--Government Portfolio
  ***Smith Barney Money Funds, Inc.--Retirement Portfolio
    +Smith Barney Municipal Money Market Fund, Inc.
    +Smith Barney Muni Funds--California Money Market Portfolio
    +Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------
  * Available for exchange with Class A and Class B shares of the Fund. In addition, shareholders who own Class L shares of the Fund through the Smith Barney 401(k) Program may exchange those shares for Class L shares of this fund.
 ** Available for exchange with Class A, Class L and Class Y shares of the
    Fund.
*** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class A and Class Y shares of the Fund.
 ++ Available for exchange with Class B and Class L shares of the Fund.
+++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class L shares may exchange Fund shares for Class L shares of this fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the

1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Salomon Smith Barney as custodian must be redeemed by submit-ting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by sub-mitting a written request for redemption to:

  Smith Barney Diversified Strategic Income Fund

  Class A, B, L or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or a written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption pro-ceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting docu-ments for redemptions made by corporations, executors, administrators, trust-ees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN
  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For fur-ther information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should con-tact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the Transfer Agent upon request. Alternatively, an investor may authorize telephone redemption on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern Time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this pro-gram.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and

4:00 p.m. (Eastern Time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD
  From time to time, the Fund advertises the 30-day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN
  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on histori-cal earnings and are not intended to indicate future performance. Total return is computed for a speci-fied period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstan-dard total return information for differing periods computed in the same man-ner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calcu-lating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance infor-mation in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES
  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, sub-investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and Administrator and sub-investment adviser. The Statement of Additional Information contains background information regarding each Trustee and execu-tive officer of the Fund.

 INVESTMENT ADVISER

  The Manager, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. The Manager (through its predeces-sors) has been in the investment counseling business since 1968 and is a reg-istered investment adviser. The Manager renders investment advice to invest-ment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager manages the Fund's portfolio in accordance with the Fund's invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio man-agers and securities analysts who provide research service to the Fund. For advisory services rendered to the Fund, the Fund pays the Manager a fee at the annual rate of 0.45% of the value of the Fund's average daily net assets. From its fee, the Manager pays Global Capital Management a fee of 0.10% of the value of the Fund's average daily net assets for its services as sub-invest-ment adviser.

 SUB-INVESTMENT ADVISER

  Global Capital Management, located at 10 Piccadilly, London W1V 9LA, United Kingdom, serves as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement dated August 31, 1995. Global Capital Management has been in the investment counseling business since 1988 and renders advice to client companies with aggregate assets under management, as of September 30 1998 in excess of $1 billion.

  In its capacity as a sub-investment adviser, Global Capital Management is responsible for, and selects, the Fund's investments in foreign securities and selects the brokers and dealers that execute the Fund's investments in foreign securities.

 PORTFOLIO MANAGEMENT

  John C. Bianchi and James E. Conroy, both Managing Directors of Salomon Smith Barney, have served as Vice Presidents and Investment Officers of the Fund since it commenced operations. Along with Simon R. Hildreth, an Invest-ment Officer of the Fund, they manage the day-to-day operations of the Fund, including making all investment decisions.

  Simon R. Hildreth, Managing Director of Salomon Smith Barney and a member of the Investment Policy Committee of Global Capital Management, serves as an Investment Officer of the Fund. Mr. Hildreth is responsible for managing the day-to-day operations of the Fund's investments in foreign securities. Prior to joining Salomon Smith Barney in 1994, Mr. Hildreth was a director of Mer-cury Asset Management Ltd., a fund manager located in the United Kingdom.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

 ADMINISTRATOR

  The Manager also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services ren-dered to the Fund, the Fund pays the Manager a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets.

  On October 8, 1998 Travelers Group Inc. and Citicorp consum-mated their merger, thereby creating a new entity to be called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Hold-ing Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. The Manager does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTION

  CFBDS, located at 21 Milk Street, Boston, MA 02109-5408 distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS to take and pay for only such securities as may be sold to the public. The Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which Salomon Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Salomon Smith Barney to pay its Finan-cial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; inter-est and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, com-munications and sales promotion expenses.

  The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a share-holder remains a holder of that Class. Salomon Smith Barney Financial Consul-tants may receive different levels of compensation for selling different Clas-ses of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Trust may issue an unlimited number of shares of benefi-cial interest, of separate series with a par value of $.001 per share. The Fund offers shares of beneficial interest currently classified into five Classes--A, B, L, Y and Z.

  Each Class of shares represents identical interests in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and pref-erences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the inter-ests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appro-priate action.

  When matters are submitted for shareholder vote, shareholders of each Class of each Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters except mat-ters affecting the interests of one Fund or one Class of shares.

  Normally there will be no meetings of shareholders for the purpose of elect-ing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  The Chase Manhattan Bank, located at Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Fund's investments.

  The Transfer Agent is located at Exchange Place, Boston, Massachusetts 02109.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact a Salomon Smith Barney Financial Con-sultant or the Transfer Agent.

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




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




                                                 SalomonSmithBarney
                                                 -------------------------------
                                                     A Member of citigroup[LOGO]

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



                                  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

                                                          388 Greenwich Street
                                                      New York, New York 10013

                                                                   FD 1209 11/98

P R O S P E C T U S


                                                                    SMITH BARNEY

                                               Diversified Strategic Income Fund

                                                             Class Z Shares Only

                                                               NOVEMBER 27, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

PROSPECTUS                                                    NOVEMBER 27, 1998

Smith Barney Diversified Strategic Income Fund--Class Z Shares
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Diversified Strategic Income Fund (the "Fund"), a diversified fund, seeks high current income primarily through investment in fixed-income securities. The Fund attempts to achieve this objective by allocating and real-locating its assets primarily among various types of fixed-income securities selected by its investment adviser on the basis of an analysis of economic and market conditions and the relative risks and opportunities of those types of fixed-income securities.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies, making up Smith Barney Income Funds (the "Trust"). The Trust is an open-end, management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  The Class Z shares described in this Prospectus are currently offered exclu-sively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. ("Salomon Smith Barney") or any of its affiliates ("Qualified Plans") and to certain unit investment trusts sponsored by Salomon Smith Barney or any of its affiliates ("Salomon Smith Barney UITs").

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information dated November 27, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

SMITH BARNEY GLOBAL CAPITAL MANAGEMENT INC.
Sub-Investment Adviser

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

THE FUND'S EXPENSES                             3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            21
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             21
-------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES    23
-------------------------------------------------
PERFORMANCE                                    23
-------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND           24
-------------------------------------------------
ADDITIONAL INFORMATION                         26
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Fund, based on the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY DIVERSIFIED
  STRATEGIC INCOME FUND--CLASS Z       AS A % OF
  SHARES                           AVERAGE NET ASSETS
-----------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    Management fees*                      0.65%
    Other expenses                        0.09
-----------------------------------------------------
  TOTAL FUND OPERATING EXPENSES           0.74%
-----------------------------------------------------

  The nature of the services for which the Fund pays management fees is described under "Management of the Trust and the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemption of Shares" and "Management of the Trust and the Fund."

  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME
  FUND--CLASS Z SHARES                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment in Class Z shares of
  the Fund, assuming (1) 5% annual return and
  (2) redemption at the end of each time
  period:                                        $ 8     $24     $41     $92
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal period ended July 31, 1993 and year ended July 31, 1994 has been audited by other independent auditors. The infor-mation set forth below should be read in conjunction with the financial state-ments and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Informa-tion.

FOR A CLASS Z SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY
DIVERSIFIED STRATEGIC
INCOME FUND--CLASS Z
SHARES
YEAR ENDED JULY 31,      1998(1)   1997     1996    1995(2)   1994    1993(3)
--------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR        $  8.01   $ 7.82   $ 7.85   $ 7.76   $ 8.41   $ 8.24
--------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
 income(4)                  0.55     0.65     0.64     0.84     0.68     0.51
 Net realized and
 unrealized gain (loss)     0.05     0.23     0.02    (0.06)   (0.54)    0.25
--------------------------------------------------------------------------------
Total Income From
Operations                  0.60     0.88     0.66     0.78     0.14     0.76
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
FROM:
 Net investment income     (0.60)   (0.69)   (0.63)   (0.49)   (0.65)   (0.47)
 Net realized gains        (0.05)     --       --       --     (0.10)   (0.12)
 Capital                     --       --     (0.06)   (0.20)   (0.04)     --
--------------------------------------------------------------------------------
Total Distributions        (0.65)   (0.69)   (0.69)   (0.69)   (0.79)   (0.59)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                     $  7.96   $ 8.01   $ 7.82   $ 7.85   $ 7.76   $ 8.41
--------------------------------------------------------------------------------
TOTAL RETURN                7.78%   11.69%    8.72%   10.94%    1.43%    9.47%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                   $21,670  $20,397  $16,270  $14,361  $11,552  $11,803
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses(4)                0.74%    0.69%    0.70%    0.75%    0.75%    0.80%+
 Interest expense           0.06     0.06     0.01       --       --       --
 Net investment income      6.85     8.08     8.19     8.30     8.02     8.56+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE      128%     85%       90%      83%      93%     116%
--------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) On November 7, 1994, the former Class C shares were renamed Class Z shares.
 (3) For the period from November 6, 1992 (inception date) to July 31, 1993.
 (4) The investment adviser waived part of its fees for the years ended July 31, 1995 and 1994. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as fol-lows:

            PER SHARE DECREASES        EXPENSE RATIOS
         IN NET INVESTMENT INCOME    WITHOUT FEE WAIVERS
  --------------------------------------------------------
             1995          1994        1995       1994
         ------------  ------------  ---------  ---------
                $0.00*        $0.00*      0.80%      0.77%

   * Amount represents less than $0.01 per share.
   ++Total return is not annualized, as it may not be representative of the total return for the year.
   + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The investment objective of the Fund is high current income primarily through investment in fixed-income securities. In attempting to achieve its objective, the Fund allocates and reallocates its assets primarily among vari-ous types of fixed-income securities selected by Mutual Management Corp. (the "Manager") (formerly Smith Barney Mutual Funds Management Inc.). The types of fixed-income securities among which the Fund's assets will be primarily allo-cated are: obligations issued or guaranteed as to principal and interest by the United States government ("U.S. government securities"); mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corporate securities; and foreign government securities. The Fund's investment objective may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. There can be no assur-ance that the Fund will achieve its investment objective.

  The allocation and reallocation of the Fund's assets will be undertaken by the Manager on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income secu-rities. In general, the particular types of fixed-income securities selected for investment by the Fund at any given time will be those that, in the view of the Manager, offer the highest income available at the time. The Fund typi-cally would not invest in fixed-income securities offering the highest income potential if the Manager determined that the income potential is not suffi-cient to justify the higher risks associated with the securities.

  At any given time, the Fund may be entirely or only partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. The Fund gen-erally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years. Up to 20% of the Fund's assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, war-rants and rights.

  Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Under current market conditions, the Fund's holdings of mortgage-related securities may be expected to consist primarily of securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corpora-tion ("FHLMC"). The composition of the Fund's investments in mortgage-related securities, however, will vary from time to time based upon the determination of the Manager as to how best to achieve the Fund's investment objective tak-ing into account factors such as the liquidity and yield of various mortgage-
related securities. Mortgage-related secu     -
rities held by the Fund generally will be rated by a nationally recognized statistical rating organization ("NRSRO"). For example, such mortgage-related securities will be rated no lower than Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group ("S&P") or, if not rated, will be of equivalent investment quality as determined by the Manager. The Manager also may consider the ratings, if any, assigned to mortgage-related securities by NRSROs other than Moody's and S&P.

  The Fund typically will purchase a corporate debt security if the Manager believes that the yield and, to a lesser extent, the potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in particular debt securities, the Manager will consider factors such as: the price, coupon and yield to maturity; the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. The Manager also will review the ratings, if any, assigned to the securities by Moody's, S&P or other NRSROs. The Manager's judgment as to credit quality of a debt security may differ, however, from that suggested by the ratings pub-lished by a rating service.

  The Fund may invest up to 35% of its assets in corporate fixed-income secu-rities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or an equivalent rating by any other NRSRO or in nonrated securities deemed by the Manager to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P or an equivalent rat-ing by any other NRSRO.

  Corporate fixed-income securities of foreign issuers in which the Fund may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. Foreign government securities in which the Fund may invest consist of fixed-income securities issued by foreign governments. In general, the Fund may invest in debt securities issued by foreign governments or any of their polit-ical subdivisions that are considered stable by Smith Barney Global Capital Management Inc. ("Global Capital Management"). Up to 5% of the Fund's assets, however, may be invested in foreign securities issued by countries with devel-oping economies.

  The Fund may invest in fixed-income securities issued by supranational orga-nizations, which are entities designated or supported by a government or gov-ernmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the Euro-pean Economic Community and the World Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are lim-ited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

  The Fund may also invest in zero coupon securities and payment-in-kind bonds.

 ADDITIONAL INVESTMENTS

  Money Market Instruments. Up to 20% of the Fund's assets may be invested in cash and money market instruments at any time. In addition, when the Manager believes that market conditions warrant, the Fund may invest in short-term instruments without limitation for temporary defensive purposes. Short-term instruments in which the Fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than Prime-2 by Moody's or A-2 by S&P or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the securities in which the Fund may invest. The Fund will invest in obligations of a foreign bank or foreign branch of a domestic bank only if the Manager determines that the obligations present minimum credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

  U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including: securities that are supported by the full faith and credit of the United States (such as GNMA cer-tificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as FNMA and FHLMC bonds). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securi-ties generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

  Zero Coupon Securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep dis-count, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvest-ment risk and lock in a rate of return to maturity.

  Real Estate Investment Trusts. The Fund may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their invest-ments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

  Asset-Backed Securities. The Fund may invest in asset backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receiv-ables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhance-ment. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as pur-chaser of the ABS, the Fund will generally have no resource to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

 CERTAIN INVESTMENT STRATEGIES
  In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obliga-tion, including interest. Repurchase agreements could involve cer-tain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Manager or Global Capital Management acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collat-eral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is con-sidered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the pro-ceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvanta-geous.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securi-ties issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but gener-ally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund's custodian cash, U.S. government securi-ties, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The Fund will subse-quently monitor the account to insure that such equivalent value is main-tained.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account con-sisting of cash, U.S. government securities, equity securities or debt securi-ties of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guide-lines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

  Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend portfolio securities to bro-kers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. govern-ment securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will segregate common stock or convertible or exchangeable preferred stock or debt securities in a special account with its custodian.

  Covered Option Writing. The Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. The Fund may realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Fund has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

  Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the option's exercise price, less the premium received for writing the option.

  The Fund will write (sell) only covered options. Thus, whenever the Fund writes (sells) a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash or other eligible segregated assets having a value at least equal to the exercise price of the underlying securi-ties or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with its custodian in a segregated account).

  Purchasing Put and Call Options on Securities. The Fund may utilize up to 15% of its assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time. In purchasing option securities, the Fund will trade only with counterparties of high standing in terms of credit quality and commitment to the market. Risks associated with options transactions and foreign futures contracts are described below under "Special Considerations."

  Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts or related options that are traded on domestic and foreign exchanges or boards of trade as well as the over-the-counter market with respect to options on such futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified debt security at a specified price, date, time and place. The Fund may enter into futures contracts to sell debt securities when the Man-ager believes that the value of the Fund's debt securities will decrease. The Fund may enter into futures contracts to purchase debt securities when the Man-ager anticipates purchasing the underlying debt securities on behalf of the Fund and believes that prices will rise before the purchases will be made. When the Fund enters into a futures contract to purchase an underlying security, an amount of cash or other eligible segregated asset equal to the market value of the contract, will be deposited in a segregated account with the Fund's custo-dian to collateralize the position, thereby insuring that the use of the con-tract is unleveraged. The Fund will not enter into futures contracts for specu-lation and will enter into futures contracts that are traded on a domestic or foreign exchange or board of trade as well as the over-the-counter market.

  An option on a futures contact, as contrasted with the direct investment in a futures contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of the option the right to enter into a futures contract to buy and obliges the writer to enter into a futures contract to sell the underlying debt securities. A put option gives the purchaser the right to sell and obliges the writer to buy the underlying contract.

  The Fund may purchase put options on futures contracts to hedge its portfolio of debt securities against the risk of rising interest rates, and may purchase call options on futures contracts to hedge against a decline in interest rates. The Fund may write put and call options on futures contracts in entering into closing sale transactions and to increase its ability to hedge against changes in interest rates. The Fund will write put and call options on futures con-tracts that are traded on a domestic or foreign exchange or board of trade as well as the over-the-counter market.

  Currency Exchange Transactions and Options on Foreign Currencies. The Fund will conduct its currency exchange transactions either on a spot (that is, cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio posi-tions.

  A forward currency contract involves an obligation to purchase or sell a spe-cific currency for an agreed-upon price at an agreed-upon date which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

  The Fund may purchase and sell put, call and other types of options on for-eign currencies that are traded on domestic or foreign exchanges or in the over-the-counter market, including but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options.

  The Fund may purchase put options on a foreign currency in which securities held by the Fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denomi-nated. The Fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchas-ing is denominated in relation to the currency in which the exercise price is denominated. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option. Although the purchase of an option on a foreign currency may constitute an effective hedge by the Fund against fluctuations in the exchange rates, in the event of rate movements adverse to the Fund's position, the Fund may for-feit the entire amount of the premium plus related transaction costs. Options on foreign currencies purchased by the Fund may be traded on domestic and for-eign exchanges or traded over-the-counter.

 CERTAIN INVESTMENT GUIDELINES

  The Fund may invest up to 15% of its total assets in securities with contrac-tual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid sec-ondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to securities subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing (including reverse repurchase agreements and forward roll transactions) by the Fund, the Fund will maintain an asset coverage of at least 300% with respect to all of its borrowings. Except for the limitations on bor-rowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restric-tions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

 RISK FACTORS AND SPECIAL CONSIDERATIONS
  Medium-, Low- and Unrated Securities. The Fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated secu-rities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organi-zation, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment pro-gram and may not be appropriate for all investors.

  While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these secu-rities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more tradi-tional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these secu-rities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securi-ties is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such eco-nomic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yield-ing security, resulting in a decreased return to the Fund.

  Securities that are rated Ba by Moody's or BB by S&P or an equivalent rating by other NRSROs have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and prin-cipal payments over any long period of time may be small. Low-rated securi-ties, for example, that are rated Caa or CCC by Moody's or S&P, respectively are of poor standing. These issues may be in default or may present elements of danger may exist with respect to principal or interest.

  In light of the risks described above, the Manager, in evaluating the cred-itworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

  Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctua-tions in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an estab-lished market share.

  Foreign Securities. There are certain risks involved in investing in securi-ties of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and eco-nomic developments and the possible imposition of limitations on the repatria-tion of currencies or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic compa-nies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, secu-rities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, the possi-bility exists of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dol-lars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

  The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are pub-licly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  Corporate Securities. Corporate securities in which the Fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The Fund's investments in each of equipment lease or equipment trust certificates will not exceed 5% of its assets.

  Certain of the corporate fixed-income securities in which the Fund may invest may involve equity characteristics. The Fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting their holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

  Mortgage-Related Securities. Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the United States govern-ment to purchase the agencies' obligations. Collateralized mortgage obliga-tions are a type of bond secured by an underlying pool of mortgages or mort-gage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that the Fund purchases mortgage-related securities at a pre-mium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mort-gage pools, generally will fluctuate in response to market interest rates.

  Securities of Developing Countries. A developing country generally is con-sidered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing coun-tries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stabil-ity, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

  Non-Publicly Traded and Illiquid Securities. The Fund's sale of securities that are not publicly traded is typically restricted under the Federal securi-ties laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these secu-rities when a ready buyer is not available at a price that the Fund deems rep-resentative of their value, the value of the Fund's net assets could be adversely affected.

  Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buy-ers.

  Options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling options can result in large amounts of leverage. The leverage offered by trading in options may cause the Fund's net asset value to be sub-ject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

  Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the exercise price of the option less the premium received for writing the option.

  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desired to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. No assurance can be given that the Fund will be able to effect closing transactions at a time when it wishes to do so. If the Fund cannot enter into a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

  The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase or write options on financial futures only if there appears to be a liquid secondary market for the options or futures sold or pur-chased, for some options or futures no such secondary market may exist or the market may cease to exist.

  Futures and Options on Futures. Investments in futures and options on futures made by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates and when the transactions are economically appropri-ate to the reduc-tion of risks inherent in the management of the Fund. In entering into transac-tions involving futures contracts and options on futures contracts, the Fund will comply with applicable requirements of the Commodities Futures Trading Commission (the "CFTC") which require that its transactions on futures and options be engaged in for "bona fide hedging" purposes or other permitted pur-poses, provided that aggregate initial margin deposits and premiums required to establish positions, other than those considered by the CFTC to be "bona fide hedging," will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

  The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures con-tracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

  Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal mar-kets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the cur-rencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

  Foreign Currency. Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the cur-rent market price.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their sys-tems to prepare for the year 2000 and expect that their systems will be compli-ant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

 PORTFOLIO TRANSACTIONS

  Securities and commodities transactions on behalf of the Fund will be exe-cuted by a number of brokers and dealers, including Salomon Smith Barney. The Fund may use Salomon Smith Barney in connection with a purchase or sale of securities when the Manager believes that the charge for the transaction does not exceed usual and customary levels. The Fund also may use Salomon Smith Bar-ney as a commodities broker in connection with entering into futures contracts and commodity options. Salomon Smith Barney has agreed to charge the Fund com-modity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

  In selecting a broker for a transaction, including Salomon Smith Barney or its affiliates, the primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

VALUATION OF SHARES



  The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to Class Z by the number of shares of the Class outstanding. The per share net asset value of Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfo-lio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity or if the underlying securities market experiences significant price fluctua-tions after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further information regarding the Trust's valuation policies with respect to the Fund is contained in the State-ment of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS
  The Fund will be treated separately from the Trust's other funds in determin-ing the amounts of dividends from investment income and distributions of capi-tal gains payable to shareholders. Dividends and distributions will be rein-vested automatically for each shareholder's account at net asset value in addi-tional Class Z shares of the Fund, unless the shareholder instructs the Fund to pay dividends and distributions in cash. Dividends from net investment income, if any, of the Fund will be declared monthly and will be paid on the last Fri-day of the month. Distributions of any net long-term capital gains earned by the Fund will be made annually after the close of the fiscal year in which they are earned. Distributions of short-term capital gains may be paid more fre-quently with dividends from net investment income.

The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If it is in the best interests of shareholders, the Fund expects to make such addi-tional distributions shortly before December 31 in each year as may be neces-sary to avoid the application of this tax.

  If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions gen-erally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreas-ing the Fund's total assets, which may increase the Fund's expense ratio.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined on a fund by fund basis, rather than on a Trust-wide basis. The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund qualifies as a regulated invest-ment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Fund from investment income and distributions of short-term capital gains will be taxable to shareholders as ordinary income for Fed-eral income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his or her shares of the Fund.

  Income received by the Fund from sources within foreign countries may be sub-ject to withholding and other foreign taxes. The payment of these taxes will reduce the amount of dividends and distributions paid to the Fund's sharehold-ers.

  Each shareholder of the Fund will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the shareholder by the Fund with respect to the prior calendar year.

  Shareholders should consult their plan document or tax advisers about the tax consequences associated with participating in a Qualified Plan or Salomon Smith Barney UIT.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

  Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or Salomon Smith Barney UIT. Purchases are effected at the net asset value next determined after a purchase order is received by Salomon Smith Barney (the "trade date"). Payment is due to Salomon Smith Barney on the third business day (the "settlement date") after the trade date. Invest-ors who make payment prior to the settlement date may designate a temporary investment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

  Purchase orders received by the Fund or Salomon Smith Barney prior to the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on any day that the Fund's calculates its net asset value, are priced according to the net asset value determined on that day. See "Valuation of Shares." Certificates for Fund shares are issued upon request to the Trust's transfer agent.

  Shareholders may redeem their shares on any day the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Smith Barney Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

  Holders of Class Z shares should consult their Qualified Plans for informa-tion about exchange options.

PERFORMANCE


 YIELD
  From time to time, the Fund advertises the 30 day "yield" of its Class Z shares. The Fund's yield refers to the income generated by an investment in the Fund over the 30 day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund with respect to the Class dur-ing the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN

  From time to time, the Fund may include its total return, average annual total return and current dividend return for Class Z shares in advertisements and/or in other types of sales literature. These figures are based on histori-cal earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for Class Z shares by annualizing the most recent monthly distribution and divid-ing by the net asset value on the last day of the period for which current dividend return is presented. The current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the Fund's current return to yields published for other invest-ment companies and other investment vehicles. The Fund may also include com-parative performance information in advertising or marketing the Class Z shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES
  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, sub-investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator and sub-investment adviser. The Statement of Additional Information contains background information regarding each Trustee and execu-tive officer of the Trust.

 INVESTMENT ADVISER

  The Manager, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. The Manager is a wholly owned subsid-iary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup") Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. The Manager (through predecessor entities) has been in the investment counsel-ing business since 1968 and is a registered investment adviser. The Manager renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager manages the Fund's portfolio in accordance with the Fund's invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio man-agers and securities analysts who provide research service to the Fund. For investment advisory services rendered to the Fund, the Fund pays the Manager a fee at the annual rate of 0.45% of the value of the Fund's average daily net assets.

  From its fee, the Manager pays Global Capital Management a fee of 0.10% of the value of the Fund's average daily net assets for its services as sub-investment adviser.

 SUB-INVESTMENT ADVISER

  Global Capital Management, located at 10 Piccadilly, London W1V 9LA, United Kingdom, serves as the Fund's sub-investment adviser pursuant to a sub-invest-ment advisory agreement dated August 31, 1995. Global Capital Management has been in the investment counseling business since 1988 and renders advice to client companies with total assets under management, as of September 30, 1998, in excess of $1 billion.

  In its capacity as a sub-investment adviser, Global Capital Management is responsible for and selects the Fund's investments in foreign securities and selects the brokers and dealers that execute the Fund's investments in foreign securities.

 PORTFOLIO MANAGEMENT

  John C. Bianchi and James E. Conroy, both Managing Directors of Salomon Smith Barney, have served as Vice Presidents and Investment Officers of the Fund since it commenced operations. Along with Simon R. Hildreth, an Investment Officer of the Fund, they manage the day-to-day operations of the Fund, including making all investment decisions.

  Simon R. Hildreth, Managing Director of Salomon Smith Barney and a member of the Investment Policy Committee of Global Capital Management serves as an Investment Officer of the Fund. Mr. Hildreth is responsible for managing the day-to-day operations of the Fund's investments in foreign securities. Prior to joining Salomon Smith Barney in 1994, Mr. Hildreth was a Director of Mercury Asset Management Ltd., a fund manager located in the United Kingdom.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

 ADMINISTRATOR

  The Manager also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services ren-dered to the Fund, the Fund pays the Manager a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets.

  On October 8, 1998 Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity to be called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. The Manager does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 DISTRIBUTION

  CFBDS, Inc. is located at 21 Milk Street, Boston, MA 02109-5408, and serves as the Fund's distributor.

ADDITIONAL INFORMATION



  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust."

  The Trust offers shares of beneficial interest of separate series having a par value of $.001 per share. Shares of beneficial interest of the Fund are currently classified into five Classes--A, B, L, Y and Z. Each Class represents an identical pro rata interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to a Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any con-flicts among the interests of the holders of different Classes of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such con-flict exists and, if so, take appropriate action.

  When matters are submitted for shareholder vote, shareholders of each Class of each Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters except mat-ters affecting the interests of one Fund or one Class of shares.

  Normally there will be no meetings of shareholders for the purpose of elect-ing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Trust also plans to consolidate the mailing of the Fund's Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact a Salomon Smith Barney Financial Consultant or the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data").

  The Chase Manhattan Bank, located at Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's transfer agent.

  Shareholders may seek information regarding the Fund from their Salomon Smith Barney Financial Consultants.

                                                    SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

            Salomon Smith Barney is a service mark of Salomon Smith Barney, Inc.








                                  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND


                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                  FD 01216 11/98

                                                                    SMITH BARNEY
                                                                        Exchange
                                                                         Reserve
                                                                            Fund

                                                          NOVEMBER 27, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


P R O S P E C T U S



[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day(R).

PROSPECTUS                                              NOVEMBER 27, 1998


Smith Barney Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Exchange Reserve Fund (the "Fund"), a diversified fund, seeks to maximize current income to the extent consistent with the preservation of capi-tal and the maintenance of liquidity by investing in a diversified portfolio of high quality money market instruments.

  SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund. Shares of other funds offered by the Trust are described in sepa-rate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Salomon Smith Barney Financial Con-sultant.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including distribution fees and expenses, which prospective invest-ors will find helpful in making an investment decision. Investors are encour-aged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above, or by contacting your Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            7
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    9
-------------------------------------------------
VALUATION OF SHARES                            14
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             14
-------------------------------------------------
PURCHASE OF SHARES                             15
-------------------------------------------------
EXCHANGE PRIVILEGE                             19
-------------------------------------------------
REDEMPTION OF SHARES                           21
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           24
-------------------------------------------------
YIELD INFORMATION                              24
-------------------------------------------------
MANAGEMENT OF THE FUND AND THE TRUST           24
-------------------------------------------------
DISTRIBUTION                                   26
-------------------------------------------------
ADDITIONAL INFORMATION                         26
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end diversified management investment company that seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality short-term money market instruments. See "Investment Objective and Management Policies."

PURCHASE OF SHARES Shares of the Fund may be acquired by the general public only through the exchange of Class B or Class L shares of other Smith Barney Mutual Funds. Class B or Class L shares of the Fund acquired through exchange are subject to the contingent deferred sales charge ("CDSC"), if any, of the shares with which the exchange is made. All Class B and Class L shares are subject to an annual distribution fee of 0.50% of the value of average daily net assets of the Fund. Eight years after the date of their original purchase, Class B shares will be automatically redeemed at net asset value and the redemption proceeds will be reinvested, at net asset value, in Class A shares of Smith Barney Money Funds Inc.--Cash Portfolio ("Cash Portfolio"). Upon this conversion, the shares will no longer be subject to the annual distribution fee.

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. ("CFBDS") to distribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney Inc. ("Salomon Smith Bar-ney"). (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives"). In addition, certain investors, including qualified retirement plans and investors purchasing through certain Dealer Representa-tives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. (the "Transfer Agent"). See "Purchase of Shares."

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

INVESTMENT MINIMUMS Investors may open an account by making an initial invest-ment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Subsequent investments of at least $50 may be made for both Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement is $25. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day that the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. (the "Manager") serves as the Fund's investment adviser and administrator. The Manager is a wholly owned sub-sidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services--asset management, banking and con-sumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to con-sumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Bar-ney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of other funds of the Smith Barney Mutual Funds at the respective net asset values next determined, plus any applicable sales charge differential. See "Exchange Privilege."

DIVIDENDS AND DISTRIBUTIONS Dividends are declared daily and paid monthly from net investment income. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of the Fund will be reinvested automatically in additional shares at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares of the Cash Portfolio. See "Dividends, Distri-butions and Taxes."

SPECIAL CONSIDERATIONS AND RISK FACTORS There is no assurance that the Fund will achieve its investment objective. In light of the fees and CDSC imposed on Class B and Class L shares, an investment in the Fund should be viewed as part of a long-term investment in the Smith Barney Mutual Funds. Investors seeking only to invest in a money market fund and who do not expect to re-exchange Fund shares for Class B shares of other Smith Barney Mutual Funds should consider more suitable investments, including other money market funds offered to the
pub     -
lic by Salomon Smith Barney. See "Investment Objective and Management Poli-cies" and "Purchase of Shares."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur, either directly or indirectly, as a shareholder of the Fund, based on the maximum CDSC that may be incurred at the time of redemption and the Fund's operating expenses for its most recent year:

  SMITH BARNEY EXCHANGE RESERVE FUND                   CLASS B  CLASS L
-----------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum CDSC (as a percentage of original cost or
      redemption
      proceeds, whichever is lower)                     4.50%*   None*
-----------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Management fees                                     0.50%    0.50%
    12b-1 fee**                                         0.50     0.50
    Other expenses                                      0.21     0.21
-----------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                         1.21%    1.21%
-----------------------------------------------------------------------

 * Class B or Class L shares of the Fund acquired through exchanges with shares of other Smith Barney Mutual Funds are subject to the CDSC, if any, of the shares with which the exchange is made, which may be more or less than 4.50%, in the case of Class B shares or may be 1.00%, in the case of Class L shares depending on the date such shares were purchased. Class B shares acquired by plans participating in the Smith Barney 401(k) Program are subject to a CDSC of 3.00%. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

** Upon conversion, Class B shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

  Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quar-terly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

  The CDSC set forth in the above table is the maximum CDSC imposed by the Fund on Class B shares purchased by certain qualified and non-qualified retirement plans. See "Purchase of Shares--Deferred Sales Charge." Investors may pay actual charges of less than 4.50% depending on the CDSC of the shares exchanged for shares of the Fund or for plans participating in the Smith Bar-ney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs." Salomon Smith Barney receives an annual 12b-1 distribution fee of .50% of the Fund's average daily net assets. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the above table. See "Purchase of Shares" and "Management of the Fund and the Trust."

  SMITH BARNEY EXCHANGE RESERVE FUND          1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  Assumes complete redemption at maximum
  applicable CDSC at end of each time period
    Class B..................................  $57     $68     $76     $147
    Class L..................................   12      38      66      147
  Assumes no redemption
    Class B..................................  $12     $38     $66     $147
    Class L..................................   12      38      66      147
------------------------------------------------------------------------------

* Ten year figures assume exchange of Class B shares for Class A shares of Smith Barney Money Funds, Inc.--Cash Portfolio at the end of the eighth year following the date of original purchase of such Class B shares. Accordingly, the expenses reflected above utilize the expenses of a Class A share of the Cash Portfolio.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY EXCHANGE RESERVE FUND
YEAR ENDED JULY 31,                  1998     1997     1996     1995     1994     1993
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR                   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
-----------------------------------------------------------------------------------------
 Net investment income                0.044    0.043    0.044    0.044    0.022    0.021
 Dividends from net
 investment income                   (0.044)  (0.043)  (0.044)  (0.044)  (0.022)  (0.021)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                                $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
-----------------------------------------------------------------------------------------
TOTAL RETURN++                         4.51%    4.43%    4.53%    4.49%    2.18%    2.15%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                          $    74  $   117  $   150  $   160  $   252  $   166
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                              1.21%    1.16%    1.17%    1.24%    1.26%    1.25%
 Net investment income                 4.43     4.34     4.45     4.35     2.24     2.16
-----------------------------------------------------------------------------------------

SMITH BARNEY EXCHANGE RESERVE FUND
YEAR ENDED JULY 31,                    1992     1991     1990      1989
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  1.00  $  1.00  $  1.00  $   1.00
--------------------------------------------------------------------------
 Net investment income                  0.040    0.062    0.074    0.0802
 Dividends from net investment income  (0.040)  (0.062)  (0.074)  (0.0802)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  1.00  $  1.00  $  1.00  $   1.00
--------------------------------------------------------------------------
TOTAL RETURN++                           4.06%    6.36%    7.62%     8.32%
--------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)    $   225  $   427  $   687  $    830
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                1.22%    1.17%    1.15%     1.22%
 Net investment income                   4.13     6.27     7.42      8.36
--------------------------------------------------------------------------

++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY EXCHANGE RESERVE FUND
YEAR ENDED JULY 31,                   1998(1)    1997     1996    1995(2)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $   1.00  $  1.00  $  1.00  $  1.00
----------------------------------------------------------------------------
 Net investment income                   0.044    0.043    0.044    0.035
 Dividends from net investment income   (0.044)  (0.043)  (0.044)  (0.035)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $   1.00  $  1.00  $  1.00  $  1.00
----------------------------------------------------------------------------
TOTAL RETURN                              4.52%    4.42%    4.51%    3.52%++
----------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)       $  9,315  $ 5,808  $ 9,445  $ 2,850
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                 1.21%    1.16%    1.17%    1.21%+
 Net investment income                    4.43     4.34     4.39     4.76+
----------------------------------------------------------------------------

(1) On June 12, 1998, Class C shares were renamed Class L shares.

(2) For the period from November 7, 1994 (inception date) to July 31, 1995.

 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing in short-term money market instruments, including: securities issued or guaranteed by the United States government, its agencies and instrumentalities ("U.S. govern-ment securities"); repurchase agreements with respect to the foregoing; bank time deposits, certificates of deposit and bankers' acceptances; and high grade commercial paper. The following is a brief description of the kinds of instru-ments in which the Fund may invest:

  U.S. Government Securities in which the Fund may invest include: direct obli-gations of the United States Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds; obligations which are supported by the full faith and credit of the United States such as Government National Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association and Federal Home Loan Mortgage Association bonds. Because the United States government is not obligated by law to provide support for an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only when the Fund's investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

  Certificates of Deposit, Time Deposits and Bankers' Acceptances in which the Fund may invest generally are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associa-tions and other banking institutions having total assets in excess of $1 bil-lion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The Fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers' acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of pur-chase in excess of $1 billion. The Fund generally will invest at least 25% of its assets in these securities. The Fund will invest in an obligation of a for-eign bank or foreign branch of a domestic bank only if the Fund's investment adviser deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions. The Fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its assets its investment in TDs maturing from two business days through six months.

  Commercial Paper in which the Fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below under "Fund Quality and Diversification") that are (a) rated by at least one nationally recognized statistical rating organi-zation ("NRSRO") in the highest rating category for short-term debt securities or (b) comparable unrated securities. The Fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of prin-cipal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a second-ary market. However, the Fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

 CERTAIN INVESTMENT POLICIES

  Price and Portfolio Maturity. The Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the Fund. For this pur-pose, variable rate master demand notes (as described above under "Commercial Paper"), which are payable on demand or, under certain conditions, at speci-fied periodic intervals not exceeding thirteen months, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfo-lio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

  Fund Quality and Diversification. The Fund will limit its investments to securities that the Trust's Board of Trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Req-uisite NRSROs" in one of the two highest short-term rating categories, securi-ties of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. If the Fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the Trust's Board of Trustees. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group, Moody's Investors Serv-ice, Inc., Thomson BankWatch, Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

  The Fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addi-tion, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but no more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the secu-rities are rated by the Requisite NRSROs in the highest short-term rating cat-egory, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and
(b) the Fund does not make more than one such investment at any one time.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions. Under the terms of a typical repurchase agreement, the Fund would acquire a U.S. government security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agree-ments with banks which are the issuers of instruments acceptable for purchase by the Fund and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repur-chase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund's investment adviser or administrator, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and deal-ers with which the Fund enters into repurchase agreements to evaluate poten-tial risks.

  Mortgage- and Asset-Backed Securities. The Fund may purchase fixed or adjust-able rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. In addition, the Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

 CERTAIN INVESTMENT GUIDELINES

  The Fund will concentrate its investments in the banking industry except dur-ing temporary defensive periods. Up to 25% of the assets of the Fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The Fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits. In addition, the Fund may invest up to an aggregate of 10% of its total assets in illiquid securities with contractual or other restrictions on resale (excluding (i) securities subject to Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") provided at least two dealers make a mar-ket in such securities and (ii) certain privately issued commercial paper eli-gible for resale to institutional investors without registration pursuant to
Section 4(2) of the 1933 Act) and other instruments which are not readily mar-ketable, including: (a) repurchase agreements providing for settlement in more than seven days after notice by the Fund and (b) TDs maturing from two business days through six months. The Fund also is authorized to borrow in an amount of up to 10% of its total assets for temporary or emergency purposes, but not for leverage, and to pledge its assets to the same extent in connection with such borrowings. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. A more detailed description of these policies, together with an enumeration of additional investment restrictions which the Fund has adopted and which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares, is contained in the Statement of Additional Information.

 SPECIAL CONSIDERATIONS AND RISK FACTORS

  The Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in the prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

  Investments in foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revalu-ation of currencies, future political and economic developments and the possi-ble imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applica-ble to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE, and is computed by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. The Fund employs the amortized cost method of valuing port-folio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund will be treated separately from the Trust's other funds in deter-mining the amount of dividends from net investment income and distributions of capital gains payable to shareholders.

  The Fund declares dividends daily consisting of substantially all of its net investment income, and pays dividends monthly. Any net realized gains will be distributed at least annually. If a shareholder does not otherwise instruct, dividends and capital gains will be reinvested automatically in additional shares of the same Class at net asset value subject to no CDSC. Dividends and distributions are treated the same for tax purposes whether taken in cash or reinvested in additional shares.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for federal tax purposes, the amount of investment income and capital gains earned will be determined on a fund-by-fund basis, rather than on a Trust-wide basis. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), the Fund (but not its shareholders) generally will be relieved of federal income tax on the investment company taxable income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. In order to qualify as a regulated investment company, the Fund will be required to meet various Code requirements.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. In order to avoid application of the excise tax, the Fund intends to make its distributions in accordance with this requirement.

  Distributions of any investment company taxable income are taxable to share-holders as ordinary income. Distributions of any net capital gains designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time a shareholder may have held shares of the Fund.

  Dividends (including capital gain dividends) declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such a month will be deemed to have been received by shareholders on Decem-ber 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following calendar year.

  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder generally will realize a taxable gain or loss. Such gain or loss generally will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized by a shareholder on disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

  Shareholders will be notified annually about the amounts of dividends and distributions, including the amounts (if any) for that year which have been designated as capital gain dividends. Dividends and distributions and gains realized upon a disposition of Fund shares may also be subject to state, local or foreign taxes depending on each shareholder's particular situation. Divi-dends consisting of interest from obligations of the United States government and certain of its agencies and instrumentalities may be exempt from all state and local income taxes. Shareholders should consult their tax advisers for spe-cific information on the tax consequences of particular types of distributions.

PURCHASE OF SHARES

  Fund shares may be acquired only through exchanges with Class B and Class L shares of other Smith Barney Mutual Funds, except that Class L shares may be acquired directly by participants in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program ("Participating Plans") and Class B shares may be acquired directly by certain qualified and non-qualified retirement pro-grams (collectively with Participating Plans, "Benefit Plans"). Investors pur-chasing shares of the Fund through a Benefit Plan may do so directly through the Transfer Agent. Class B shares or Class L shares acquired through exchange are subject to the CDSC, if any, of the shares with which the exchange is made. Class B shares acquired directly by a Benefit Plan other than a Participating Plan will be subject to the CDSC as set forth below.

  In light of the distribution fee imposed on Class B shares and Class L shares, an investment in the Fund should be viewed as part of a long-term investment in the Smith Barney Mutual Funds. Investors seeking only to invest in a money market fund and who do not expect to exchange Fund shares for shares of other funds of the Smith Barney Mutual Funds should consider more suitable investments, including other money market funds offered by Salomon Smith Bar-ney.

  The Fund employs a distribution method which differs from that of certain other mutual funds that invest in money market instruments. Before investing in the Fund, among other things, investors should consider that certain other funds with an investment objective and policies similar to those of the Fund do not pay distribution expenses or impose any sales charge.

  Purchase orders received by the Fund or a Salomon Smith Barney Financial Con-sultant prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day. Orders received by Dealer Representatives prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business (the "trade date"). Payment for Fund shares is due on the third business day after the trade date.

 DEFERRED SALES CHARGE

  Class B shares sold directly to Benefit Plans other than a Participating Plan will be assessed a CDSC on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Such shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; and (c) shares redeemed more than five years after their purchase. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for the purpose of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by Benefit Plans other than Participating Plans.

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00%
      Third                 3.00%
      Fourth                2.00%
      Fifth                 1.00%
      Sixth and thereafter  0.00%
---------------------------------

  Class B shares will convert automatically to Class A shares of Cash Portfolio eight years after the date on which they were purchased and will thereafter no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

  The length of time that Class B or Class L shares subject to a CDSC have been held will be calculated from the date that the shares were initially acquired in the Fund or one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreci-ation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's sta-tus or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all Participat-ing Plans in these programs. Participating Plans may acquire shares of the Fund only through an exchange from shares of another fund in the Smith Barney Mutual Funds or through direct investment only if they hold Class L shares of another of the Smith Barney Mutual Funds.

  The Fund offers to Participating Plans Class L shares as an investment choice under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class C shares acquired through the Participating Plans are subject to the same service and/or
dis     -
tribution fees as the Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Par-ticipating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Cash Portfolio. For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Par-ticipating Plan's holdings will be performed each quarter until either the Par-ticipating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Cash Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Cash Portfolio, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Cash Portfolio. Any Class L shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Con-sultant.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges are subject to minimum investment requirements and other requirements of the fund into which exchanges are made and a sales charge differential may apply.

 FUND NAME

--------------------------------------------------------------------------------
  Growth Funds

   Concert Social Awareness Fund

   Concert Peachtree Growth Fund
   Smith Barney Aggressive Growth Fund Inc.
   Smith Barney Appreciation Fund Inc.

   Smith Barney Balanced Fund

   Smith Barney Contrarian Fund

   Smith Barney Convertible Fund
   Smith Barney Fundamental Value Fund Inc.

   Smith Barney Funds, Inc.--Large Cap Value Fund

   Smith Barney Large Cap Blend Fund
   Smith Barney Large Capitalization Growth Fund

   Smith Barney Mid Cap Blend Fund
   Smith Barney Natural Resources Fund Inc.

   Smith Barney Premium Total Return Fund

   Smith Barney Small Cap Blend Fund, Inc.
   Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
    *Smith Barney Adjustable Rate Government Income Fund
   Smith Barney Diversified Strategic Income Fund

   Smith Barney Funds, Inc.--U.S. Government Securities Fund
   Smith Barney Government Securities Fund
   Smith Barney High Income Fund
   Smith Barney Investment Grade Bond Fund
   Smith Barney Managed Governments Fund Inc.

   Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
   Smith Barney Arizona Municipals Fund Inc.
   Smith Barney California Municipals Fund Inc.
   **Smith Barney Intermediate Maturity California Municipals Fund

   **Smith Barney Intermediate Maturity New York Municipals Fund
   Smith Barney Managed Municipals Fund Inc.
   Smith Barney Massachusetts Municipals Fund
   Smith Barney Municipal High Income Fund
   Smith Barney Muni Funds--Florida Portfolio
   Smith Barney Muni Funds--Georgia Portfolio
   **Smith Barney Muni Funds--Limited Term Portfolio
   Smith Barney Muni Funds--National Portfolio
   Smith Barney Muni Funds--New York Portfolio
   Smith Barney Muni Funds--Pennsylvania Portfolio
   Smith Barney New Jersey Municipals Fund Inc.
   Smith Barney Oregon Municipals Fund

  Global--International Funds

   Smith Barney Hansberger Global Small Value Fund

   Smith Barney Hansberger Global Value Fund
   Smith Barney World Funds, Inc.--Emerging Markets Portfolio
   Smith Barney World Funds, Inc.--European Portfolio
   Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

   Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

   Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

   Smith Barney Concert Allocation Series Inc.--Global Portfolio

   Smith Barney Concert Allocation Series Inc.--Growth Portfolio

   Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

   Smith Barney Concert Allocation Series Inc.--Income Portfolio
--------------------------------------------------------------------------------

 * Available for exchange with Class B and Class L shares of the Fund. In addition, shareholders who own Class L shares of the Fund in a Smith Barney 401(k) Program may exchange those shares for Class L shares of this fund.

** Available for exchange with Class L shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a CDSC higher than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the sharehold-er's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on a day on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Gen-erally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's ben-efit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares pur-chased by check, other than a certified or official bank check, will be remit-ted upon clearance of the check, which may take up to ten days or more.

  Shares held by Salomon Smith Barney as custodian must be redeemed by submit-ting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submit-ting a written request for redemption to:

  Smith Barney Exchange Reserve Fund

  Class B or Class L (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or a writ-ten redemption request in excess of $10,000, share certificate or stock power, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Writ-ten redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional sup-porting documents for redemptions made by corporations, executors, administra-tors, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For fur-ther information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should con-tact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the Transfer Agent upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions com-municated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account num-ber will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to involuntary liquidation.

YIELD INFORMATION

  From time to time, the Fund may advertise its yield and effective yield of Class B and Class L shares. These yield figures are based on historical earn-ings and are not intended to indicate future performance. The yield of a Class refers to the net investment income generated by an investment in the Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calcu-lated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

MANAGEMENT OF THE FUND AND THE TRUST


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Trust and the Fund rests with the Trust's Board of Trustees. The Trustees approve all signif-icant agreements between the Trust and the companies that furnish services to the Fund, including agreements with its investment adviser, administrator, cus-todian and transfer agent. The day-to-day operations of the Fund are delegated to its investment adviser and administrator. The Statement of Additional Infor-mation contains general background information regarding each Trustee and exec-utive officer of the Fund.

 INVESTMENT ADVISER

  The Manager is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's investment adviser pursuant to an advisory agreement dated August 31, 1995. The Manager (through its predecessors) has been in the invest-ment counseling business since 1968 and is a registered investment adviser. The Manager renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager manages the Fund in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment services rendered, the Fund pays the Manager a fee at the annual rate of 0.30% of the Fund's average daily net assets.

 ADMINISTRATOR

  The Manager also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services ren-dered, the Fund pays the Manager a fee at the annual rate of 0.20% of the Fund's average daily net assets.

  On October 8, 1998 Travelers Group Inc. and Citicorp consum-mated their merger, thereby creating a new entity to be called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Hold-ing Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. The Manager does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 PORTFOLIO MANAGEMENT

  Phyllis M. Zahorodny, Managing Director of Salomon Smith Barney and Invest-ment Officer of the Fund, is responsible for managing the day-to-day operations of the Fund including making all investment decisions.

  Ms. Zahorodny's management discussion and analysis, and additional perfor-mance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

DISTRIBUTION

  CFBDS is located at 21 Milk Street, Boston, MA 02109-5048. CFBDS distributes shares of the Fund as a principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS to take and pay for only such securities as may be sold to the public. The Fund has adopted a plan of distribution adopted by the Fund under Rule 12b-1 under the Act (the "Plan"), pursuant to which Salomon Smith Barney is paid a distribution fee with respect to Class B and Class L shares of the Fund at the annual rate of 0.50% of the average daily net assets of each respective Class' shares. Class B shares that automatically convert to Class A shares of the Cash Portfolio eight years after the date of original purchase will no longer be subject to distri-bution fees. The fees are used by Salomon Smith Barney to pay its Financial Consultants to cover expenses primarily intended to result in the sale of shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salo-mon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carry-ing charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by Salomon Smith Barney, and such payments may exceed distri-bution expenses actually incurred by Salomon Smith Barney. The Board of Trust-ees evaluates the appropriateness of the Plan and its payment terms on a con-tinuing basis and in doing so considers all relevant factors, including expenses borne by Salomon Smith Barney and amounts received under the Plan and the proceeds of CDSC.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series hav-ing a $.001 per share par value. When matters are submitted for shareholder vote, shareholders of each fund of the Trust will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held. Shares of the Trust will be voted generally on a Trust-wide basis on all mat-ters except matters affecting the interests of one Fund or one Class of shares.

  The Trust does not hold annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of holders of at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, PA 19103, serves as custodian of the Fund's investments.

  The Transfer Agent is located at Exchange Place, Boston, Massachusetts
02109.

  The Fund sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Trust. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multi-ple accounts with the identical address of record will receive a single copy of each report. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Financial Consultant or the Trust's Transfer Agent.

                      [This page intentionally left blank]

                                                    SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup[LOGO]


             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.





                                                                   SMITH BARNEY
                                                                     EXCHANGE
                                                                       RESERVE
                                                                         FUND

                                                         388 Greenwich Street
                                                     New York, New York 10013


                                                              FD 1208 11/98

PROSPECTUS                              NOVEMBER 27, 1998

Smith Barney
Exchange Reserve Fund
3100 Breckinridge Blvd., Bldg. 200
Duluth, Georgia 30099-0062
(800) 544-5445

  Smith Barney Exchange Reserve Fund (the "Fund"), a diversified fund, seeks to maximize current income to the extent consistent with the preservation of capi-tal and the maintenance of liquidity by investing in a diversified portfolio of high quality money market instruments.

  SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including distribution fees and expenses, which prospective invest-ors will find helpful in making an investment decision. Investors are encour-aged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above, or by contacting a Registered Representative of PFS Investments Inc. ("PFS Invest-ments"). The Statement of Additional Information has been filed with the Secu-rities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            6
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    7
-------------------------------------------------
VALUATION OF SHARES                            12
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             12
-------------------------------------------------
PURCHASE OF SHARES                             13
-------------------------------------------------
EXCHANGE PRIVILEGE                             15
-------------------------------------------------
REDEMPTION OF SHARES                           16
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           19
-------------------------------------------------
YIELD INFORMATION                              19
-------------------------------------------------
MANAGEMENT OF THE FUND AND THE TRUST           19
-------------------------------------------------
DISTRIBUTION                                   21
-------------------------------------------------
ADDITIONAL INFORMATION                         21
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end diversified management investment company that seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality short-term money market instruments. See "Investment Objective and Man-agement Policies."

PURCHASE OF SHARES Shares of the Fund may be acquired by the general public only through the exchange of Class B shares of other Smith Barney Mutual Funds. Class B shares of the Fund acquired through exchange are subject to the contin-gent deferred sales charge ("CDSC"), if any, of the shares with which the exchange is made. All Class B shares are subject to an annual distribution fee of 0.50% of the value of average daily net assets of the Fund. Eight years after the date of their original purchase, Class B shares will be automatically redeemed at net asset value and the redemption proceeds will be reinvested, at net asset value, in Class A shares of Smith Barney Money Funds Inc.--Cash Port-folio ("Cash Portfolio"). Upon this conversion, the shares will no longer be subject to the annual distribution fee.

INVESTMENT MINIMUMS Investors may open an account by making an initial invest-ment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Subsequent investments of at least $50 may be made for Class B shares. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the min-imum initial and subsequent investment requirement is $25. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day that the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. (the "Manager") serves as the Fund's investment adviser and administrator. The Manager is a wholly owned sub-sidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), Citigroup businesses produce a broad range of financial services--asset management, banking and con-sumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to con-sumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney Inc. ("Salomon Smith Barney"), SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares may be exchanged for Class B shares of certain other funds of the Smith Barney Mutual Funds at the net asset value next determined. See "Exchange Privilege."

DIVIDENDS AND DISTRIBUTIONS Dividends are declared daily and paid monthly from net investment income. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of the Fund will be reinvested automatically in additional shares at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares of the Cash Portfolio. See "Dividends, Distri-butions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There is no assurance that the Fund will achieve its investment objective. In light of the fees and CDSC imposed on Class B shares, an investment in the Fund should be viewed as part of a long-term investment in the Smith Barney Mutual Funds. Investors seeking only to invest in a money market fund and who do not expect to re-exchange Fund shares for Class B shares of other Smith Barney Mutual Funds should consider more suitable investments, including other money market funds offered to the public through PFS Investments. See "Investment Objective and Management Policies" and "Purchase of Shares."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur, either directly or indirectly, as a shareholder of the Fund, based on the maximum CDSC that may be incurred at the time of redemption and, unless otherwise noted, the Fund's operating expenses for its most recent year:

  SMITH BARNEY EXCHANGE RESERVE FUND                                      CLASS B
---------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum CDSC
     (as a percentage of original cost or redemption proceeds, whichever
       is lower)                                                           None*
---------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Management fees                                                        0.50%
    12b-1 fee**                                                            0.50
    Other expenses***                                                      0.21
---------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                                            1.21%
---------------------------------------------------------------------------------

  * Class B shares of the Fund acquired through exchanges with shares of other Funds of the Smith Barney Mutual Funds are subject to the CDSC, if any, of the shares with which the exchange is made.
 ** Upon conversion, Class B shares will no longer be subject to a distribution fee. Smith Barney receives an annual 12b-1 distribution fee of 0.50% of the Fund's average daily net assets.
*** "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the above table. See "Purchase of Shares," and "Management of the Fund and the Trust."

  SMITH BARNEY EXCHANGE RESERVE FUND          1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  Assumes complete redemption at maximum
  applicable CDSC at end of each time period   $12     $38     $66     $147
  Assumes no redemption                        $12     $38     $66     $147

-------------------------------------------------------------------------------
* Ten year figures assume exchange of Class B shares for Class A shares of Smith Barney Money Funds, Inc.--Cash Portfolio at the end of the eighth year following the date of original purchase of such Class B shares. Accordingly, the expenses reflected above utilize the expenses of a Class A share of the Cash Portfolio.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY EXCHANGE RESERVE
FUND
YEAR ENDED JULY 31,             1998     1997     1996     1995      1994
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                           $  1.00  $  1.00  $  1.00  $  1.00  $   1.00
----------------------------------------------------------------------------
 Net investment income           0.044    0.043    0.044    0.044     0.022
 Dividends from net investment
 income                         (0.044)  (0.043)  (0.044)  (0.044)   (0.022)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR   $  1.00  $  1.00  $  1.00  $  1.00  $   1.00
----------------------------------------------------------------------------
TOTAL RETURN                      4.51%    4.43%    4.53%    4.49%     2.18%
----------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                     $    74  $   117  $   150  $   160  $    252
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                         1.21%    1.16%    1.17%    1.24%     1.26%
 Net investment income            4.43     4.34     4.45     4.35      2.24
----------------------------------------------------------------------------
SMITH BARNEY EXCHANGE RESERVE
FUND
YEAR ENDED JULY 31,             1993     1992     1991     1990      1989
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                           $  1.00  $  1.00  $  1.00  $  1.00  $   1.00
----------------------------------------------------------------------------
 Net investment income           0.021    0.040    0.062    0.074    0.0802
 Dividends from net investment
 income                         (0.021)  (0.040)  (0.062)  (0.074)  (0.0802)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR   $  1.00  $  1.00  $  1.00  $  1.00  $   1.00
----------------------------------------------------------------------------
TOTAL RETURN                      2.15%    4.06%    6.36%    7.62%     8.32%
----------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                     $   166  $   225  $   427  $   687  $    830
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                         1.25%    1.22%    1.17%    1.15%     1.22%
 Net investment income            2.16     4.13     6.27     7.42      8.36
----------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing in short-term money market instruments, including: securities issued or guaranteed by the United States government, its agencies and instrumentalities ("U.S. govern-ment securities"); repurchase agreements with respect to the foregoing; bank time deposits, certificates of deposit and bankers' acceptances; and high grade commercial paper. The following is a brief description of the kinds of instru-ments in which the Fund may invest:

  U.S. government securities in which the Fund may invest include: direct obli-gations of the United States Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds; obligations which are supported by the full faith and credit of the United States such as Government National Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association and Federal Home Loan Mortgage Association bonds. Because the United States government is not obligated by law to provide support for an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only when the Fund's investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

  Certificates of Deposit, Time Deposits and Bankers' Acceptances in which the Fund may invest generally are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associa-tions and other banking institutions having total assets in excess of $1 bil-lion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The Fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers' acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of pur-chase in excess of $1 billion. The Fund generally will invest at least 25% of its assets in these securities. The Fund will invest in an obligation of a for-eign bank or foreign branch of a domestic bank only if the Fund's investment adviser deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions. The Fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its assets its investment in TDs maturing from two business days through six months.

  Commercial Paper in which the Fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below under "Fund Quality and Diversification") that are (a) rated by at least one nationally recognized statistical rating organi-zation ("NRSRO") in the highest rating category for short-term debt securities or (b) comparable unrated securities. The Fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of prin-cipal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a second-ary market. However, the Fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

 CERTAIN INVESTMENT POLICIES

  Price and Portfolio Maturity. The Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the Fund. For this pur-pose, variable rate master demand notes (as described above under "Commercial Paper"), which are payable on demand or, under certain conditions, at speci-fied periodic intervals not exceeding thirteen months, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfo-lio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

  Fund Quality and Diversification. The Fund will limit its investments to securities that the Trust's Board of Trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Req-uisite NRSROs" in one of the two highest short-term rating categories, securi-ties of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one

NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. If the Fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the Trust's Board of Trustees. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group, Moody's Investors Serv-ice, Inc., Thomson BankWatch, Fitch IBCA Inc. and Duff & Phelps Credit Rating Co. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

  The Fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addi-tion, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but no more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the secu-rities are rated by the Requisite NRSROs in the highest short-term rating cat-egory, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and
(b) the Fund does not make more than one such investment at any one time.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions. Under the terms of a typical repurchase agreement, the Fund would acquire a U.S. government security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agree-ments with banks which are the issuers of instruments acceptable for purchase by the Fund and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repur-chase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund's investment adviser or administrator, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  Mortgage- and Asset-Backed Securities--The Fund may purchase fixed or adjust-able rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. In addition, the Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

 CERTAIN INVESTMENT GUIDELINES

  The Fund will concentrate its investments in the banking industry except dur-ing temporary defensive periods. Up to 25% of the assets of the Fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The Fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits. In addition, the Fund may invest up to an aggregate of 10% of its total assets in illiquid securities with contractual or other restrictions on resale (excluding (i) securities subject to Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), provided at least two dealers make a mar-ket in such securities and (ii) certain privately issued commercial paper eli-gible for resale to institutional investors without registration pursuant to
Section 4(2) of the 1933 Act) and other instruments which are not readily mar-ketable, including: (a) repurchase agreements providing for settlement in more than seven days after notice by the Fund and (b) TDs maturing from two business days through six months. The Fund also is authorized to borrow in an amount of up to 10% of its total assets for temporary or emergency purposes, but not for leverage, and to pledge its assets to the same extent in connection with such borrowings. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. A more detailed description of these policies, together with an enumeration of additional investment restrictions which the Fund has adopted and which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares, is contained in the Statement of Additional Information.

 SPECIAL CONSIDERATIONS AND RISK FACTORS

  The Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in the prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments pro-ducing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

  Investments in foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revalu-ation of currencies, future political and economic developments and the possi-ble imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applica-ble to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE, and is computed by dividing the value of the Fund's net assets attributable to each Class B share by the total number of Class B shares outstanding. The Fund employs the amortized cost method of valuing portfolio securities and intends to use its best efforts to continue to main-tain a constant net asset value of $1.00 per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund will be treated separately from the Trust's other funds in deter-mining the amount of dividends from net investment income and distributions of capital gains payable to shareholders.

  The Fund declares dividends daily consisting of substantially all of its net investment income, and pays dividends monthly. Any net realized gains will be distributed at least annually. If a shareholder does not otherwise instruct, dividends and capital gains will be reinvested automatically in additional shares of Class B at net asset value subject to no CDSC. Dividends and distri-butions are treated the same for tax purposes whether taken in cash or rein-vested in additional shares.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for federal tax purposes, the amount of investment income and capital gains earned will be determined on a fund-by-fund basis, rather than on a Trust-wide basis. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), the Fund (but not its shareholders) generally will be relieved of federal income tax on the investment company taxable income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. In order to qualify as a regulated investment company, the Fund will be required to meet various Code requirements.

  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. In order to avoid application of the excise tax, the Fund intends to make its distributions in accordance with this requirement.

  Distributions of any investment company taxable income are taxable to share-holders as ordinary income. Distributions of any net capital gains designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time a shareholder may have held shares of the Fund.

  Dividends (including capital gain dividends) declared by the Fund in Octo-ber, November or December of any calendar year to shareholders of record on a date in such a month will be deemed to have been received by shareholders on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following calendar year.

  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder generally will realize a taxable gain or loss. Such gain or loss generally will be a capital gain or loss if the shares are capi-tal assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized by a shareholder on disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

  Shareholders will be notified annually about the amounts of dividends and distributions, including the amounts (if any) for that year which have been designated as capital gain dividends. Dividends and distributions and gains realized upon a disposition of Fund shares may also be subject to state, local or foreign taxes depending on each shareholder's particular situation. Divi-dends consisting of interest from obligations of the United States government and certain of its agencies and instrumentalities may be exempt from all state and local income taxes. Shareholders should consult their tax advisers for specific information on the tax consequences of particular types of distribu-tions.

PURCHASE OF SHARES


  Fund shares may be acquired only through exchanges with Class B shares of other Smith Barney Mutual Funds. Class B shares acquired through exchange are subject to the CDSC, if any, of the shares with which the exchange is made.

  In light of the distribution fee imposed on Class B shares, an investment in the Fund should be viewed as part of a long-term investment in the Smith Barney Mutual Funds. Investors seeking only to invest in a money market fund and who do not expect to exchange Fund shares for shares of other Smith Barney Mutual Funds should consider more suitable investments, including other money market funds offered through PFS Investments.

  The Fund employs a distribution method which differs from that of certain other mutual funds that invest in money market instruments. Before investing in the Fund, among other things, investors should consider that certain other funds with an investment objective and policies similar to those of the Fund do not pay distribution expenses or impose any sales charge.

  Class B shares will convert automatically to Class A shares of the Cash Port-folio eight years after the date on which they were purchased and will thereaf-ter no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the share-holder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

  The minimum initial investment requirement in the Fund for an account estab-lished under the Uniform Gift to Minors Act is $250 and the minimum subsequent investment requirement is $50.

  Upon completion of certain automated systems, initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Inc. Registered Represen-tative must contact PFS Shareholder Services, the Fund's sub-transfer agent (the "Sub-Transfer Agent") at (800) 665-8677 to obtain proper wire instruc-tions.

  Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at (800) 544-5445 to obtain proper wire instructions.

 SUBSEQUENT INVESTMENTS BY TELEPHONE

  Upon completion of certain automated systems, shareholders who establish tel-ephone transaction authority on their account and supply bank account informa-tion may make additions to their accounts at any time. Shareholders should con-tact the Sub-Transfer Agent at (800) 544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments to be made by telephone by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer agent to transfer funds from the bank account pro-vided for the amount of the purchase. A shareholder who has sufficient funds to complete the transfer will be charged a fee of up to $25 by the Sub-Transfer Agent. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up
to $25 by the Sub-Transfer Agent. Subse     -
quent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or other-wise. In addition, a shareholder who has redeemed shares from other Smith Bar-ney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation by the Sub-Transfer Agent of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGES



  Except as otherwise noted below, Class B shares may be exchanged for Class B shares in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges are subject to minimum investment requirements and other requirements of the fund into which exchanges are made.

 FUND NAME

  .Concert Investment Series--Emerging Growth Fund

  .Concert Investment Series--Government Fund

  .Concert Investment Series--Growth Fund

  .Concert Investment Series--Growth and Income Fund

  .Concert Investment Series--International Equity Fund

  .Concert Investment Series--Municipal Fund

  .Concert Peachtree Growth Fund

  .Concert Social Awareness Fund
  .Smith Barney Appreciation Fund Inc.

  .Smith Barney Concert Allocation Series Inc.--Balanced Portfolio .Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

  .Smith Barney Concert Allocation Series Inc.--Global Portfolio
  .Smith Barney Concert Allocation Series Inc.--Growth Portfolio
  .Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

  .Smith Barney Concert Allocation Series Inc.--Income Portfolio

  .Smith Barney Investment Grade Bond Fund

  In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a CDSC higher than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been pur-chased on the same date as the Class B shares of the Fund that have been exchanged.

  Exchanges will be processed at the net asset value next determined after the redemption proceeds are available. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privi-leges upon 60 days' prior notice to shareholders.

  Upon completion of certain automated systems, shareholders who establish tel-ephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the Sub-Trans-fer Agent, at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

  As described under "Purchase of Shares," redemptions of Class B shares are subject to a contingent deferred sales charge.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registra-tion. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner(s) at the record address, if the sharehold-er(s) has had an address change in the past 45 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signa-ture(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered secu-rities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

  A shareholder may utilize the Sub-Transfer Agent's FAX to redeem his or her account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Trans-fer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

  A shareholder may utilize the Sub-Transfer Agent's Telephone Redemption serv-ice to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemp-tions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days;
(b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and
(d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of the individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800) 544-5445 between 9:00 a.m. and 6:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder can-not reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

  In all cases, the redemption price is the net asset value per share of the Fund next determined after the request for redemption is received in proper form by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three business days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  After following the above-stated redemption guidelines, a shareholder may elect to have the redemption proceeds transferred via Wire or ACH directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 45 days) as long as the bank account is registered in the same name(s) as the account with the Fund. If the proceeds are not to be transferred to the bank account of record or mailed to the regis-tered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. A $25 wire fee or a $2.50 ACH service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire or ACH redemption. Redemption proceeds will nor-mally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

  Additional Information regarding Telephone Redemption Program. Neither the Fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan com-mences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

YIELD INFORMATION

  From time to time, the Fund may advertise its yield and effective yield of Class B shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Class B share refers to the net investment income generated by an investment in that Class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calcu-lated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed rein-vestment.

MANAGEMENT OF THE FUND AND THE TRUST


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Trust and the Fund rests with the Trust's Board of Trustees. The Trustees approve all sig-nificant agreements between the Trust and the companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian, transfer and sub-transfer agents. The day-to-day operations of the Fund are delegated to its investment adviser and administrator. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Fund.

 INVESTMENT ADVISER

  The Manager is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's investment adviser. The Manager (through its predecessors) has been in the investment counseling business since 1968 and is a registered investment adviser. The Manager renders investment advice to investment compa-nies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager manages the Fund in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment services rendered, the Fund pays the Manager a fee at the annual rate of 0.30% of the Fund's average daily net assets.

 ADMINISTRATOR

  The Manager also serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. For administration services ren-dered, the Fund pays the Manager a fee at the annual rate of 0.20% of the Fund's average daily net assets.

  On October 8, 1998, Travelers Group Inc. and Citicorp consum-mated their merger, thereby creating a new entity to be called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Hold-ing Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. The Manager does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 PORTFOLIO MANAGEMENT

  Phyllis M. Zahorodny, Managing Director of Salomon Smith Barney and Invest-ment Officer of the Fund, is responsible for managing the day-to-day operations of the Fund including making all investment decisions.

  Ms. Zahorodny's management discussion and analysis and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Registered Representa-tive of PFS or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

DISTRIBUTION

  CFBDS Inc. located at 21 Milk Street, Boston, MA 02109-5408 distributes shares of the Fund as a principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS Inc. to take and pay for only such securities as may be sold to the public. The Fund has adopted a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which PFS is paid an annual distribution fee with respect to Class B shares at the annual rate of 0.50% of the average daily net assets attributable to that Class. Class B shares that automatically con-vert to Class A shares of Cash Portfolio eight years after the date of original purchase will no longer be subject to distribution fees. The fees are paid to PFS which, in turn pays PFS Investments to pay its Registered Representatives to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Invest-ments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Fund shares, including lease, utility, communications and sales promo-tion expenses.

  PFS Investments may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, PFS Investments or its affiliates may also pay for cer-tain non-cash sales incentives provided to PFS Investments Registered Repre-sentatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Investments may, from time to time, pay or allow addi-tional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of the Fund.

  Payments under the Plan are not tied exclusively to the distribution expenses actually incurred and the payments may exceed distribution expenses actually incurred. The Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by PFS, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series hav-ing a $.001 per share par value. When matters are submitted for shareholder vote, shareholders of each fund of the Trust will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held. Shares of the Trust will be voted generally on a Trust-wide basis on all mat-ters except matters affecting the interests of one Fund or one Class of shares.

  The Trust does not hold annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of holders of at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  PNC Bank, National Association is located at 17th and Chestnut Streets, Philadelphia, PA 19103, and serves as custodian of the Trust's investments.

  First Data Investor Services Group, Inc. is located at Exchange Place, Bos-ton, Massachusetts 02109, and serves as the Trust's transfer agent.

  PFS Shareholder Services is located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0002, and serves as the Fund's Sub-Transfer Agent.

  The Fund sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Trust. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Any shareholder who does not want this consolidation to apply to his or her account should contact the Sub-Transfer Agent.

  Also available at the shareholder's request is an Account Transcript identi-fying every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of infor-mation, there is a $25 charge for each Account Transcript requested.

  Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

  Additional information regarding the Sub-Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 554-5445.

                      [This page intentionally left blank]

                      [This page intentionally left blank]



                                   PROSPECTUS

                                                                    SMITH BARNEY

                                                                            High
                                                                          Income
                                                                            Fund


                                                               November 27, 1998


                                                   Prospectus begins on page one

--------------------------------------------------------------------------------
Prospectus                                                     November 27, 1998
--------------------------------------------------------------------------------


      Smith Barney High Income Fund
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010

      Smith Barney High Income Fund (the "Fund") seeks to provide shareholders with high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes.

      The Fund is one of a number of funds, each having distinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

      The Fund invests primarily in lower-rated bonds, commonly known as "junk bonds." Bonds of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. See "Risk Factors and Special Considerations."


      This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other investment funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

      Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                          10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  15
--------------------------------------------------------------------------------
Valuation of Shares                                                           27
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            28
--------------------------------------------------------------------------------
Purchase of Shares                                                            30
--------------------------------------------------------------------------------
Exchange Privilege                                                            38
--------------------------------------------------------------------------------
Redemption of Shares                                                          41
--------------------------------------------------------------------------------
Minimum Account Size                                                          44
--------------------------------------------------------------------------------
Performance                                                                   44
--------------------------------------------------------------------------------
Management of the Trust and the Fund                                          45
--------------------------------------------------------------------------------
Distributor                                                                   46
--------------------------------------------------------------------------------
Additional Information                                                        47
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in this Prospectus. See "Table of Contents."


INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company that seeks high current income by investing primarily in a diversified portfolio of high-yielding corporate bonds, debentures and notes denominated in U.S. dollars and foreign currencies. Although growth of capital is not an investment objective of the Fund, Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) may consider potential for growth as one factor, among others, in selecting investments for the Fund. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories by a nationally recognized statistical rating organization ("NRSRO"), as low as Caa by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or in unrated securities of comparable quality. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. A fifth Class, Class Z shares, is offered pursuant to a separate prospectus exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. ("Salomon Smith Barney") and its affiliates and (b) unit investment trusts ("UITs") sponsored by Salomon Smith Barney and its affiliates. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. Until June 22, 2001 purchasers of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fee.


      In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B and Class L shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower initial sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more may be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in other Smith BarneyMutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

      Salomon Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.


      See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


"Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) program. Class A and Class L shares are available without a sales charge as investment alternatives for both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. to distribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney. (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans and investors purchasing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Service Group, Inc. ("First Data" or the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes is $25. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. There is no minimum investment requirement for Class A for unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."


REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


MANAGEMENT OF THE TRUST AND THE FUND MMC serves as the Fund's investment adviser and administrator. MMC provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."


VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."


DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The market value of fixed-income securities, which constitute a major part of the investments of the Fund, may vary inversely in response to changes in prevailing interest rates. The foreign securities in which the Fund may invest may be subject to certain risks in addition to those inherent in domestic investments. The medium- or lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater market fluctuations and greater risk of loss of income or principal than higher-rated securities. The Fund may employ investment techniques which involve certain other risks, including entering into repurchase agreements, engaging

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

in when-issued and delayed-delivery transactions, lending portfolio securities and entering into options on futures contracts and currencies. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:


Smith Barney High Income Fund                       Class A   Class B  Class L*   Class Y
-----------------------------------------------------------------------------------------
Shareholder Transaction Expenses
     Maximum sales charge imposed on purchases
     (as a percentage of offering price)               4.50%     None      1.00%     None
     Maximum CDSC
     (as a percentage of original cost or redemption
     proceeds, whichever is lower)                     None**    4.50%     1.00%     None
-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
     (as a percentage of average net assets)
     Management fees                                   0.70%     0.70%     0.70%     0.70%
     12b-1 fees***                                     0.25      0.75      0.70      None
     Other expenses                                    0.10      0.10      0.08      0.02
-----------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                          1.05%     1.55%     1.48%     0.72%
=========================================================================================

  * Class C shares were renamed Class L shares effective June 12, 1998.
 ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

      Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Salomon Smith Barney also receives,

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of this Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

Example The following example is intended to assist an investor in under standing the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares", "Redemption of Shares" and "Management of the Trust and the Fund."

Smith Barney High Income Fund             1 year   3 years   5 years   10 years*
================================================================================
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and
(2) redemption at the end of each time period:

   Class A                                   $55       $77      $100       $167
   Class B                                    61        79        94        171
   Class L                                    35        56        90        185
   Class Y                                     7        23        40         89

An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

   Class A                                   $55       $77      $100       $167
   Class B                                    16        49        84        171
   Class L                                    25        56        90        185
   Class Y                                     7        23        40         89
================================================================================


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.


For a Class A share of beneficial interest outstanding throughout each year:


Smith Barney High Income Fund
Year Ended July 31,                     1998        1997        1996        1995        1994     1993(1)
========================================================================================================
Net Asset Value, Beginning of Year    $11.82      $10.98      $11.10      $11.16      $12.01      $11.03
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                 1.02        1.09        1.08        1.08        1.08        0.75
  Net realized and unrealized
    gain (loss) on investments         (0.01)       0.83       (0.12)      (0.02)      (0.81)       1.09
--------------------------------------------------------------------------------------------------------
Total Income From Operations            1.01        1.92        0.96        1.06        0.27        1.84
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (1.09)      (1.08)      (1.08)      (1.05)      (1.12)      (0.86)
  Capital                                 --          --          --       (0.07)         --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                    (1.09)      (1.08)      (1.08)      (1.12)      (1.12)      (0.86)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $11.74      $11.82      $10.98      $11.10      $11.16      $12.01
--------------------------------------------------------------------------------------------------------
Total Return                            8.85%      18.31%       8.95%      10.28%       2.11%      17.29%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $  512      $  424      $  341      $  317      $  234      $  242
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.05%       1.06%       1.10%       1.11%       1.11%       1.16%+
  Net investment income                 8.61        9.57        9.65       10.03        9.27        9.52+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  102%         78%         72%         60%         98%         95%
========================================================================================================


(1) For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share of beneficial interest outstanding throughout each year:


Smith Barney High Income Fund
Year Ended July 31,                           1998        1997        1996        1995        1994        1993
==============================================================================================================
Net Asset Value,
  Beginning of Year                         $11.83      $10.99      $11.11      $11.16      $12.01      $11.15
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.96        1.03        1.02        1.03        1.02        1.08
  Net realized and unrealized
    gain (loss) on investments               (0.01)       0.83       (0.12)      (0.02)      (0.81)       0.88
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.95        1.86        0.90        1.01        0.21        1.96
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (1.03)      (1.02)      (1.02)      (0.99)      (1.06)      (1.10)
  Capital                                       --          --          --       (0.07)         --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.03)      (1.02)      (1.02)      (1.06)      (1.06)      (1.10)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                               $11.75      $11.83      $10.99      $11.11      $11.16      $12.01
--------------------------------------------------------------------------------------------------------------
Total Return                                  8.34%      17.72%       8.41%       9.77%       1.60%      18.55%
--------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)                    $  859      $  681      $  560      $  478      $  510      $  449
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.55%       1.55%       1.59%       1.61%       1.60%       1.66%
  Net investment income                       8.11        9.07        9.16        9.52        8.77        9.02
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        102%         78%         72%         60%         98%         95%
==============================================================================================================

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share of beneficial interest outstanding throughout each year:


Smith Barney High Income Fund
Year Ended July 31,                      1992        1991        1990        1989
Net Asset Value, Beginning of Year     $10.05      $10.59      $13.36      $14.01
---------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  1.11        1.27        1.53        1.61
  Net realized and unrealized
    gain (loss) on investments           1.16       (0.52)      (2.68)      (0.73)
---------------------------------------------------------------------------------
Total Income (Loss) From Operations      2.27        0.75       (1.15)       0.88
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (1.11)      (1.27)      (1.61)      (1.53)
  Capital                               (0.06)      (0.02)      (0.01)         --
---------------------------------------------------------------------------------
Total Distributions                     (1.17)      (1.29)      (1.62)      (1.53)
---------------------------------------------------------------------------------
Net Asset Value, End of Year           $11.15      $10.05      $10.59      $13.36
---------------------------------------------------------------------------------
Total Return                            23.86%       8.82%      (8.66)%      6.60%
---------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $304        $239        $323        $610
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.65%#        1.75%       1.68%       1.63%
  Net investment income                 10.52       13.30       12.93       11.93
---------------------------------------------------------------------------------
Portfolio Turnover Rate                   137%        112%         43%         74%
=================================================================================


# The annualized operating expense ratio excludes interest expense. The annualized operating expense ratio including interest expense was 1.66% for the year ended July 31, 1992.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


For a Class L(1) share of beneficial interest outstanding throughout each year:

Smith Barney High Income Fund
Year Ended July 31,                     1998        1997       1996  1995(2)(3)
==============================================================================
Net Asset Value, Beginning of Year    $11.84      $11.00     $11.11     $10.90
------------------------------------------------------------------------------
Income From Operations:
  Net investment income                 0.97        1.04       1.03       0.95
  Net realized and unrealized
    gain (loss) on investments         (0.01)       0.83      (0.11)      0.23
------------------------------------------------------------------------------
Total Income From Operations            0.96        1.87       0.92       1.18
------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (1.04)      (1.03)     (1.03)     (0.90)
  Capital                                 --          --         --      (0.07)
------------------------------------------------------------------------------
Total Distributions                    (1.04)      (1.03)     (1.03)     (0.97)
------------------------------------------------------------------------------
Net Asset Value, End of Year          $11.76      $11.84     $11.00     $11.11
------------------------------------------------------------------------------
Total Return                            8.38%      17.77%      8.56%     11.50%++
------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $93         $44        $21         $6
------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.48%       1.48%      1.51%      1.56%+
  Net investment income                 8.15        9.14       9.23       9.58+
------------------------------------------------------------------------------
Portfolio Turnover Rate                  102%         78%        72%        60%
==============================================================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) On November 7, 1994 the former Class D shares were renamed Class C shares.
(3) For the period from August 24, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


For a Class Y share of beneficial interest outstanding throughout each year:

Smith Barney High Income Fund
Year Ended July 31,                     1998        1997        1996    1995(1)
===============================================================================
Net Asset Value, Beginning of Year    $11.84      $10.99      $11.10     $10.88
-------------------------------------------------------------------------------
Income From Operations:
  Net investment income                 1.05        1.12        0.92       0.09
  Net realized and unrealized
    gain (loss) on investments         (0.01)       0.84       (0.11)      0.23
-------------------------------------------------------------------------------
Total Income From Operations            1.04        1.96        0.81       0.32
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (1.11)      (1.11)      (0.92)     (0.03)
  Capital                                 --          --          --      (0.07)
-------------------------------------------------------------------------------
Total Distributions                    (1.11)      (1.11)      (0.92)     (0.10)
-------------------------------------------------------------------------------
Net Asset Value, End of Year          $11.77      $11.84      $10.99     $11.10
-------------------------------------------------------------------------------
Total Return                            9.18%      18.68%       9.32%      2.91%++
-------------------------------------------------------------------------------
Net Assets, End of Year (millions)      $212        $139         $35        $10
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              0.72%       0.73%       0.76%      0.86%+
  Net investment income                 8.83        9.90        9.98      10.28+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                  102%         78%         72%        60%
===============================================================================

(1) For the period from April 28, 1995 (inception date) to July 31, 1995.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------


      The Fund's investment objective is high current income. The Fund's investment objective may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective. Although growth of capital is not an investment objective of the Fund, MMC may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories, as low as Caa by Moody's or D by S&P or an equivalent rating by any NRSRO, or in unrated securities that MMC deems of comparable quality. However, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund may also invest in zero coupon bonds and payment-in-kind bonds. The Fund also may invest in higher-rated securities when MMC believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The Fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the Fund may engage in currency exchange transactions and purchase options on foreign currencies. The Fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts. Special considerations associated with the Fund's investments are described below.


      CERTAIN INVESTMENT STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.


      Covered Option Writing. The Fund may write (sell) call options on securities. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

      Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

      The Fund will write only covered options. Accordingly, whenever the Fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

      The Fund may engage in a closing purchase transaction to realize a profit or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

      Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

      ADDITIONAL INVESTMENTS


      Money Market Instruments. When MMC believes that market conditions warrant, the Fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the Fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent rating by any NRSRO or, if unrated, of an issuer having

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.

      United States Government Securities. U.S. government securities are obligations of, or guaranteed by, the United States government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). Treasury Bills have maturities of less than 1 year, Treasury Notes have maturities of 1 to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.


      Zero Coupon Bonds. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.


      Repurchase Agreements. The Fund may engage in repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays in or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

      Futures Contracts and Options on Futures Contracts. When deemed advisable by MMC, the Fund may enter into futures contracts or related options that are traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission), exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash, U.S. government securities, equity securities or debt securities of any grade, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees ("eligible segregated assets"), plus accrued profits held in a segregated account.


      The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      Foreign Securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

      The Fund may also purchase American Depositary Receipts ("ADRs"); European Depositary Receipts and Global Depositary Receipts or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.


      Corporate Securities. Corporate securities in which the Fund may invest include corporate fixed-income securities of both domestic and foreign issuers,

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The Fund's investments in each of equipment leases or equipment trust certificates will not exceed 5% of its assets.

      Certain of the corporate fixed-income securities in which the Fund may invest may involve equity characteristics. The Fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

      Currency Exchange Transactions and Options on Foreign Currencies. In order to protect against uncertainty in the level of future exchange rates, the Fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio positions.

      A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

      The Fund may purchase put options on a foreign currency in which securities held by the Fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The Fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option. Although the purchase of an option on a foreign currency may constitute an effective hedge by the Fund against fluctuations in the exchange rates, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

related transaction costs. Options on foreign currencies purchased by the Fund may be traded on domestic and foreign exchanges or traded over-the-counter.

      Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.


      When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell any portfolio securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 20% of the Fund's assets taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

      Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of its value, the value of the Fund's net assets could be adversely affected.

      Securities of Developing Countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

      CERTAIN INVESTMENT GUIDELINES

      The Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended ("the 1933 Act") ("Rule 144A Securities").

      In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

      RISK FACTORS AND SPECIAL CONSIDERATIONS

      Options. The Fund may enter into options transactions primarily as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by MMC. Successful use by the Fund of options will depend on MMC's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


      The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist.

      Medium-, Low- and Unrated Securities. The Fund may invest up to 10% of its assets in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher return potential than higher-rated securities but involve greater volatility of price and risk of loss of income and principal. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

      The markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn could adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

      While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

      Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.


      Securities which are rated Ba by Moody's or BB by S&P or an equivalent rating by any NRSRO have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's and D by S&P are in the lowest rating class and indicate that payments are in default or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix in the Trust's Statement of Additional Information on bond ratings by Moody's and S&P.

      In light of these risks, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.


      Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers"

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.


      Real Estate Investment Trusts. The Fund may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

      Asset-Backed Securities. The Fund may invest in asset-backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the credit worthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Fund will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

      Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      PORTFOLIO TRANSACTIONS


      All orders for transactions in securities and options on behalf of the Fund are placed by MMC with brokers and dealers (including Salomon Smith Barney) that MMC selects. The Fund may utilize Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with a purchase or sale of securities when MMC believes that the broker's charge for the transactions does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a commodities broker in connection with entering into options and futures contracts.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. Net asset value is calculated separately for Class A, B, L and Y shares.

      Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------

the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gains payable to shareholders.

      If a shareholder does not otherwise instruct, dividends and distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends from net investment income, if any, of the Fund will be paid monthly. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized long- and short-term capital gains realized during the year and deemed undistributed during the year for Federal income tax purposes. In order to avoid the application of a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains, the Fund may make any additional distributions as may be necessary to avoid the application of this tax.

      If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.


      The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Y shares principally as a result

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.


      TAXES


      The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.


      Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Furthermore, as a general rule, distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the investor has held his or her shares of the Fund.


      Each shareholder will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the shareholder by the Fund with respect to the prior calendar year.


      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Shareholders are urged to consult their tax advisers regarding the application of Federal, state and local tax laws to their specific situation before investing in the Fund.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------


      SALES CHARGE ALTERNATIVES

      The following Classes of shares are available for purchase through this Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                         Sales Charge   Sales Charge         Dealer's
                           as a % of      as a % of     Reallowance as %
  Amount of Investment   Transaction  Amount Invested   of Offering Price
================================================================================
  Less than $25,000          4.50%          4.71%             4.05%
  $ 25,000 - $ 49,999        4.00%          4.17%             3.60%
  $ 50,000 - $ 99,999        3.50%          3.63%             3.15%
  $100,000 - $249,999        2.50%          2.56%             2.25%
  $250,000 - $499,999        1.50%          1.52%             1.35%
  $500,000 and over            *              *                 *
================================================================================

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her intermediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

      Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

      Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      GENERAL

      Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salmon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

      Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to it's close of business. For shares purchased through Salomon Smith Barney or a Dealer

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer
Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis, as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the share holder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

      SALES CHARGE WAIVERS AND REDUCTIONS

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and
(i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION

      Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

  Year Since Purchase
  Payment Was Made                                                         CDSC
================================================================================
  First                                                                    4.50%
  Second                                                                   4.00%
  Third                                                                    3.00%
  Fourth                                                                   2.00%

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


  Fifth                                                                    1.00%
  Sixth and thereafter                                                     0.00%
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


      SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

      Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these Programs.


      The Fund offers to Participating Plans Class A and Class L shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.


      Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.


      Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class L shares of one or more funds of the Smith Barney Mutual Funds.

      401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Participating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participa-

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

ting Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.


      401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

      Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

      Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.


--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

FUND NAME
--------------------------------------------------------------------------------


Growth Funds
    Concert Peachtree Growth Fund
    Concert Social Awareness Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Balanced Fund
    Smith Barney Contrarian Fund
    Smith Barney Convertible Fund
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Funds, Inc. -- Large Cap Value Fund
    Smith Barney Large Cap Blend Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Mid Cap Blend Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Premium Total Return Fund
    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund


Taxable Fixed -- Income Funds
  * Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

+++ Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc. -- U.S. Government Securities Fund

    Smith Barney Government Securities Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund


Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
 ** Smith Barney Intermediate Maturity California Municipals Fund
 ** Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
 ** Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund


Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund

    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

    Smith Barney Concert Allocation Series Inc. -- Global Portfolio

    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
  + Smith Barney Exchange Reserve Fund
 ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
 ++ Smith Barney Money Funds, Inc. -- Government Portfolio
*** Smith Barney Money Funds, Inc. -- Retirement Portfolio
+++ Smith Barney Municipal Money Market Fund, Inc.
+++ Smith Barney Muni Funds -- California Money Market Portfolio +++ Smith Barney Muni Funds -- New York Money Market Portfolio

-----------

  * Available for exchange with Class A and Class B shares of the Fund.
 ** Available for exchange with Class A, Class L and Class Y shares of the Fund. *** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class B and Class L shares of the Fund.
 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class L shares may exchange Fund shares for Class L shares of this fund.

+++ Available for exchange with Class A and Class Y shares of the Fund.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

trading on the NYSE are priced at the net asset value next determined.


      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until First Data receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

      Smith Barney High Income Fund
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-51288

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corpora-

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

tions, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN


      The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.


      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM


      Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares, may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund advertises the 30-day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

      TOTAL RETURN


      From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Trust and the Fund
--------------------------------------------------------------------------------

      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

      INVESTMENT ADVISER


      MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. MMC (through its predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

      Subject to the supervision and direction of the Trust's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. Under an investment advisory agreement, the Fund pays MMC a fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. For the fiscal year ended July 31, 1998, the Fund paid investment advisory fees to MMC in an amount equal to 0.50% of the value of its average daily net assets. This fee is computed daily and paid monthly.


      PORTFOLIO MANAGEMENT


      John C. Bianchi, a Managing Director of Salomon Smith Barney, has served as Investment Officer of the Fund since 1988 and is responsible for managing its day-to-day operations, including the making of investment decisions.

      Management's discussion and analysis and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 is included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


      ADMINISTRATOR


      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. Pursuant to an administration agreement with the Fund, MMC is paid a fee at the annual rate of 0.20% of the Fund's average daily net assets. This fee is computed daily and paid monthly.

      On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable laws will

--------------------------------------------------------------------------------
Management of the Trust and the Fund (continued)
--------------------------------------------------------------------------------


have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.



--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------


      CFBDS, Inc., located at 21 Milk Street, Boston, MA 02109-5408, distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS, Inc. to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Salomon Smith Barney is paid an annual service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a share holder remains a holder of that Class. Salomon Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

      Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Trust was organized on March 12, 1985, under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series having a $.001 per share par value. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.

      Each Class of Fund shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Trust's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act.

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.


      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's Transfer Agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultants or the Fund's Transfer Agent.

                                                           Salomon Smith Barney
                                                         ----------------------
                                                   A member of citigroup [LOGO]

            Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.





                                                                           High
                                                                         Income
                                                                           Fund


                                                           388 Greenwich Street
                                                       New York, New York 10013



                                                                   FD0220 11/98



PROSPECTUS

                                                                    SMITH BARNEY
                                                                            High
                                                                          Income
                                                                            Fund

                                                             Class Z Shares Only


                                                               November 27, 1998


                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(Registered)

--------------------------------------------------------------------------------
Prospectus                                                     November 27, 1998
--------------------------------------------------------------------------------


   Smith Barney High Income Fund -- Class Z Shares
   388 Greenwich Street
   New York, New York 10013
   (800) 451-2010


      Smith Barney High Income Fund (the "Fund") is a diversified fund that seeks to provide shareholders with high current income by investing in high-yielding corporate bonds, debentures and notes.


      The Fund is one of a number of funds, each having distinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

      The Funds invests primarily in lower-rated bonds, commonly known as "junk bonds." Bonds of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. See "Risk Factors and Special Considerations."

      This Prospectus sets forth concisely certain information about the Fund and the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      The Class Z shares described in this Prospectus (previously designated as Class C shares) are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. ("Salomon Smith Barney") or any of its affiliates ("Qualified Plans") and to certain unit investment trusts sponsored by Salomon Smith Barney or any of its affiliates ("Salomon Smith Barney UITs").

      Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Infor mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.


Distributor


MUTUAL MANAGEMENT CORP.


Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------



The Fund's Expenses                                                            3
--------------------------------------------------------------------------------
Financial Highlights                                                           4
--------------------------------------------------------------------------------
Investment Objective and Policies                                              5
--------------------------------------------------------------------------------
Valuation of Shares                                                           17
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            18
--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares                                   19
--------------------------------------------------------------------------------
Performance                                                                   20
--------------------------------------------------------------------------------
Management of the Trust and the Fund                                          21
--------------------------------------------------------------------------------
Additional Information                                                        23
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund's Expenses
--------------------------------------------------------------------------------

      The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Fund, based upon the Fund's operating expenses for its most recent fiscal year:


Annual Fund Operating Expenses
(as a percentage of average net assets)
--------------------------------------------------------------------------------
    Management fees                                                  0.70%
    Other expenses                                                   0.15%
================================================================================
TOTAL FUND OPERATING EXPENSES                                        0.85%
================================================================================


      The nature of the services for which the Fund pays management fees is described under "Management of the Trust and the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemption of Shares" and "Management of the Trust and the Fund."

                                               1 year  3 years  5 years 10 years
================================================================================
    An investor would pay the following
    expenses on a $1,000 investment in
    Class Z shares of the Fund, assuming
    (1) 5.00% annual return and (2)
    redemption at the end of each time period:   $9      $27      $47     $105
================================================================================


      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMGPeat Marwick LLP, independent auditors and appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1993 and July 31, 1994 has been audited by other independent auditors. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information.


For a Class Z share of beneficial interest outstanding throughout each year


Smith Barney High Income Fund --
Year Ended July 31,                      1998(1)        1997(1)        1996           1995(2)        1994           1993(3)
========================================================================================================================
Net Asset Value,
  Beginning of Year                    $11.80         $10.99         $11.09         $11.16         $12.01         $11.03
------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                1.04           1.12           1.11           1.11           1.10           0.79
    Net realized and unrealized
      gain (loss) on investments         0.01           0.80          (0.10)         (0.03)         (0.80)          1.07
------------------------------------------------------------------------------------------------------------------------
Total Income from Operations             1.05           1.92           1.01           1.08           0.30           1.86
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income               (1.11)         (1.11)         (1.11)         (1.08)         (1.15)         (0.88)
    Capital                                --             --             --          (0.07)            --             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                     (1.11)         (1.11)         (1.11)         (1.15)         (1.15)         (0.88)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $11.74         $11.80         $10.99         $11.09         $11.16         $12.01
------------------------------------------------------------------------------------------------------------------------
Total Return                             9.33%         18.29%          9.42%         10.55%          2.37%         17.47%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)          $107           $104         $7,158         $9,917        $11,370        $26,112
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                             0.85%          0.75%          0.77%          0.86%          0.77%          0.81%+
    Net investment income                8.82           9.88           9.98          10.28           9.61           9.88+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   102%            78%            72%            60%            98%            95%
========================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3) For the period from November 6, 1992 (inception date) to July 31, 1993.
++  Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Policies
--------------------------------------------------------------------------------


      The Fund's investment objective is high current income. The Fund's investment objective may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective. Although growth of capital is not an investment objective of the Fund, Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P") or an equivalent rating by any nationally recognized statistical rating organization ("NRSRO"), or unrated securities that MMC deems of comparable quality. However, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immedi ately after such purchase, no more than 10% of its total assets are invested in such securities.The Fund may hold securities with higher ratings when the yield differ ential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund may also invest in zero coupon bonds and payment-in-kind bonds. The Fund also may invest in higher-rated securities when MMC believes that a more defen sive investment strategy is appropriate in light of market or economic conditions. The Fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the Fund may engage in currency exchange transactions and purchase options on foreign currencies. The Fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts. Special considerations associated with the Fund's investments are described below.


      CERTAIN INVESTMENT STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.


      Covered Option Writing. The Fund may write (sell) call options on securities.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

      Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

      The Fund will write only covered options. Accordingly, whenever the Fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

      The Fund may engage in a closing purchase transaction to realize a profit or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

      Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases,

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.


      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

      ADDITIONAL INVESTMENTS


      Money Market Instruments. When MMC believes that market conditions warrant, the Fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the Fund may invest include: United States government securities; certain bank

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent rating by any NRSRO or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.


      U. S. Government Securities. United States government securities are obligations of, or guaranteed by, the United States government, its agencies or instrumentalities ("U.S. government securities"). The U.S. government securities in which the Fund may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.


      Zero Coupon Bonds. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.


      Repurchase Agreements. The Fund may engage in repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays in or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

      Futures Contracts and Options on Futures Contracts. When deemed advisable by MMC, the Fund may enter into futures contracts or related options that are traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash, U.S. government securities, equity securities or debt securities of any grade, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees ("eligible segregated assets"), plus accrued profits held in a segregated account.


      The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

      Foreign Securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

      The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts and Global Depositary Receipts or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may or may not be as reliable for an unsponsored ADR as it is

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrrangements.


      Corporate Securities. Corporate securities in which the Fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The Fund's investments in each of equipment leases or equipment trust certificates will not exceed 5% of its assets.


      Certain of the corporate fixed-income securities in which the Fund may invest may involve equity characteristics. The Fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

      Currency Exchange Transactions and Options on Foreign Currencies. In order to protect against uncertainty in the level of future exchange rates, the Fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio positions.

      A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

      The Fund may purchase put options on a foreign currency in which securities held by the Fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The Fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

currency at a specified price during the term of the option. Although the purchase of an option on a foreign currency may constitute an effective hedge by the Fund against fluctuations in the exchange rates, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies purchased by the Fund may be traded on domestic and foreign exchanges or traded over-the-counter.

      Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.


      When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell any portfolio securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 20% of the Fund's assets taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.


      Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of its value, the value of the Fund's net assets could be adversely affected.


      Securities of Developing Countries. A developing country generally is consid ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

      CERTAIN INVESTMENT GUIDELINES

      The Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended ("the 1933 Act") ("Rule 144A Securities"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in con nec tion with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

      RISK FACTORS AND SPECIAL CONSIDERATIONS

      Options. The Fund may enter into options transactions primarily as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by MMC. Successful use by the Fund of options will depend on MMC's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


      The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund generally will purchase options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist.

      Medium-, Low- and Unrated Securities. The Fund may invest up to 10% of its assets in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of future default or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

      The markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for certain medium- and low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn could adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

      While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

      Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.


      Securities which are rated Ba by Moody's or BB by S&P or an equivalent rating by any NRSRO have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's and D by S&P are in the lowest rating class and indicate that payments are in default or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix in the Trust's Statement of Additional Information on bond ratings by Moody's and S&P.

      In light of these risks, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

      Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.


      Real Estate Investment Trusts. The Fund may purchase real estate invest ment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

      Asset-Backed Securities. The Fund may invest in asset-backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the credit worthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Fund will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

      Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      PORTFOLIO TRANSACTIONS


      All orders for transactions in securities and options on behalf of the Fund are placed by MMC with broker-dealers that MMC selects, including Salomon Smith Barney. The Fund may utilize Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with a purchase or sale of securities when MMC believes that the broker's charge for the transactions does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a commodities broker in connection with entering into options and futures contracts.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), on each day that the NYSE is open by dividing the value of the Fund's net assets attributable to Class Z by the number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares.


      Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------

Trustees or delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trust's Board of Trustees determines that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gains payable to shareholders.

      If a shareholder does not otherwise instruct, dividends and distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends from net investment income, if any, of the Fund will be declared monthly and paid on the last Friday of the month. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized long- and short-term capital gains realized during the year and deemed undistributed during the year for Federal income tax purposes. In order to avoid the application of a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains, the Fund may make any additional distributions shortly before December 31 in each year as may be necessary to avoid the application of this tax.

      If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the require ments of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      TAXES


      The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net invest ment income and net capital gains that it distributes to its shareholders.


      Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Furthermore, as a general rule, distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the investor has held his or her shares of the Fund.


      Each shareholder will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distributed to the share holder by the Fund with respect to the prior calendar year.


      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Shareholders are urged to consult their tax advisers regarding the application of Federal, state and local tax laws to their specific situation before investing in the Fund.

--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares
--------------------------------------------------------------------------------


      Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or Solomon Smith Barney UIT. Purchases are effected at the net asset value next determined after a purchase order is received by Salomon Smith Barney (the "trade date"). Payment is due to Salomon Smith Barney on the third business day (the "settlement date") after the trade date. Investors who make payment prior to the settlement date may designate a temporary investment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right

--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares (continued)
--------------------------------------------------------------------------------

to vary this policy at any time.


      Purchase orders received by the Fund or Salomon Smith Barney prior to the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern time), on any day that the Fund's net asset value is calculated, are priced according to the net asset value determined on that day. See "Valuation of Shares." Certificates for Fund shares are issued upon request to the Trust's transfer agent.

      Qualified Plans may redeem their shares on any day the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.


      Holders of Class Z shares should consult their Qualified Plans for information about available exchange options.

--------------------------------------------------------------------------------
Peformance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund advertises the 30-day "yield" of its Class Z shares. The yield refers to the income generated by an investment in Class Z shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class Z shares during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

      TOTAL RETURN

      From time to time the Fund may include its total return, average annual total return and current dividend return for Class Z shares in advertisements. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as pre-

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

scribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return by annualizing the most recent monthly distribution and dividing by the net asset value on the last day of the period for which current dividend return is presented. The current dividend return for Class Z shares may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the Class Z share's current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing the Class Z shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Trust and the Fund
--------------------------------------------------------------------------------

      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Fund, including agreements with its distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding the Trustees and executive officers of the Trust.

      INVESTMENT ADVISER


      MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. MMC (through its predecessor entities) has been in the investment counseling business since 1934 and

--------------------------------------------------------------------------------
Management of the Trust and the Fund (continued)
--------------------------------------------------------------------------------


is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

      Subject to the supervision and direction of the Trust's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.


      PORTFOLIO MANAGEMENT


      John C. Bianchi, a Managing Director of Salomon Smith Barney, has served as Vice President and Investment Officer of the Fund since 1988 and is responsible for managing its day-to-day operations, including the making of investment decisions.

      Management's discussion and analysis, and additional performance informa tion regarding the Fund during the fiscal year ended July 31, 1998, is included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


      ADMINISTRATOR


      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. Pursuant to an administration agreement with the Fund, MMC is paid a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly.

      On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable laws will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


      DISTRIBUTOR


      CFBDS, Inc., located at 21 Milk Street, Boston, MA 02109-5408, serves as the Fund's distributor.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Trust was organized on March 12, 1985, in the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series having a $.001 per share par value. Shares of beneficial interest of the Fund are currently classified into five Classes: A, B, L, Y and Z. When matters are submitted for shareholder vote, shareholders of each Class of the Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.


      Each Class of Fund shares represents an identical pro rata interest in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privileges of each Class; and (g) the conversion feature of a Class of shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The Trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act.

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

      First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's transfer agent.


      The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a listing of the investment securities held by the Fund at the end of the reporting period. Shareholders may seek information regarding the Fund from their Salomon Smith Barney Financial Consultant.

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

                                                                    Smith Barney
                                                                            High
                                                                          Income
                                                                            Fund

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                                            388 Greenwich Street
                                                        New York, New York 10013


                                                                    FD0792 11/98


PROSPECTUS

                                                                    SMITH BARNEY
                                                                       Municipal
                                                                     High Income
                                                                            Fund

                                                               November 27, 1998

                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(Registered)

--------------------------------------------------------------------------------
Prospectus                                                     November 27, 1998
--------------------------------------------------------------------------------

      Smith Barney Municipal High Income Fund
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010

      Smith Barney Municipal High Income Fund (the "Fund") is a diversified fund that seeks to maximize current income exempt from Federal income taxes by investing primarily in municipal bonds and notes. The Fund is one of a number of funds, each having distinct investment objectives and policies, making up Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

      This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

      Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.

Distributor


MUTUAL MANAGEMENT CORP.

Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Prospectus Summary                                                            3
--------------------------------------------------------------------------------
Financial Highlights                                                         10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                 14
--------------------------------------------------------------------------------
Municipal Securities                                                         24
--------------------------------------------------------------------------------
Valuation of Shares                                                          25
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                           25
--------------------------------------------------------------------------------
Purchase of Shares                                                           28
--------------------------------------------------------------------------------
Exchange Privilege                                                           35
--------------------------------------------------------------------------------
Redemption of Shares                                                         38
--------------------------------------------------------------------------------
Minimum Account Size                                                         40
--------------------------------------------------------------------------------
Performance                                                                  40
--------------------------------------------------------------------------------
Management of the Trust and the Fund                                         42
--------------------------------------------------------------------------------
Distributor                                                                  43
--------------------------------------------------------------------------------
Additional Information                                                       44
--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in any such jurisdiction.

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company that seeks maximum current income exempt from Federal income taxes by investing primarily in intermediate- and long-term municipal bonds and notes rated A, Baa or Ba by Moody's Investors Service, Inc. ("Moody's") or A, BBB or B by Standard & Poor's Ratings Group ("S&P") or having an equivalent rating by any nationally recognized statistical rating organization ("NRSRO"). Intermediate-term bonds have remaining maturities at the time of purchase of between five and fifteen years. Long-term bonds have remaining maturities at the time of purchase of between fifteen and thirty years. It is anticipated that the average remaining maturity of bonds purchased by the Fund will be between three and twenty-five years. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after the date of purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for a reduced sales charge and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class L shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower initial sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or undetermined time frame.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in other Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

      Salomon Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. to distribute the Fund's shares.

PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney Inc. ("Salomon Smith Barney"). (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans and investors purchasing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. ("First Data" or the "Transfer Agent"). See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE TRUST AND THE FUND Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. MMC provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values, next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. General changes in interest rates will result in increases or decreases in the market value of the obligations held by the Fund. The Fund may invest up to 50% of its assets in obligations rated Ba or below by Moody's or BB or below by S&P or having an equivalent rating by any NRSRO or in nonrated securities deemed by MMC to be of comparable quality, commonly known as "junk bonds." In addition, the Fund may invest in obligations rated as low as Caa by Moody's or CCC by S&P or having an equivalent rating by any NRSRO. Securities that are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. Although medium- or low-rated securities of the type in which the Fund may invest offer a higher current yield than the yield offered by higher rated securities, they involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties of major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund has the right to invest its net assets in state and local obligations that are "private activity bonds," the income for which may be taxable as a specific preference item for purposes of the Federal alternative minimum tax. Certain of the investments held by the Fund and certain of the investment strategies that the Fund may employ might expose it to certain risks. See "Investment Objective and Management Policies -- Certain Portfolio Strategies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operating expenses for its most recent fiscal year:

Smith Barney Municipal High Income Fund      Class A  Class B  Class L*  Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on
   purchases (as a percentage of
   offering price)                           4.00%     None     1.00%    None
  Maximum CDSC
   (as a percentage of original
   cost or redemption proceeds
   whichever is lower)                       None**    4.50%    1.00%    None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (as a percentage of average
   net assets)
  Management fees                            0.60%     0.60%    0.60%    0.60%
  12b-1 fees***                              0.15%     0.65%    0.70%    None
  Other expenses****                         0.08%     0.07%    0.12%    0.09%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                0.83%     1.32%    1.42%    0.69%
================================================================================

*     Class C shares were renamed Class L shares effective June 12, 1998.
** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
*** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").
**** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because as of July 31, 1998, no Class Y shares were outstanding.

      Class A shares of the Portfolio purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Salomon Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. For Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of 0.70%

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

of the value of average daily net assets, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

Example The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares", "Redemption of Shares" and "Management of the Trust and the Fund."

Smith Barney Municipal High Income Fund    1 Year  3 Years  5 Years  10 Years*
--------------------------------------------------------------------------------
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:
      Class A                               $48     $65      $84       $138
      Class B                                58      72       82        146
      Class L                                34      54       87        178
      Class Y                                 7      22       38         86
An investor would pay the following
expenses on the same investment,
assuming the same annual return
and no redemption:
      Class A                               $48     $65      $84       $138
      Class B                                13      42       72        146
      Class L                                24      54       87        178
      Class Y                                 7      22       38         86
================================================================================

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following information for each of the years in the four-year period ended July 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1998. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information. No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.

For a Class A share of beneficial interest outstanding throughout each year:

Smith Barney Municipal High Income Fund
Year Ended July 31,                          1998         1997         1996         1995           1994        1993(1)
======================================================================================================================
Net Asset Value, Beginning of Year        $  18.07     $  17.31     $  17.25     $  17.26       $  18.24     $  17.45
----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.95         0.97         1.00         1.04           1.06         0.78
  Net realized and unrealized gain
      (loss) on investments                   0.19         0.77         0.06         0.01(2)       (0.85)        1.00
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  1.14         1.74         1.06         1.05           0.21         1.78
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.98)       (0.98)       (1.00)       (1.00)         (1.06)       (0.83)
  Net realized gains                         (0.27)          --           --        (0.02)         (0.13)       (0.16)
  Capital                                       --           --           --        (0.04)            --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.25)       (0.98)       (1.00)       (1.06)         (1.19)       (0.99)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  17.96     $  18.07     $  17.31     $  17.25       $  17.26     $  18.24
----------------------------------------------------------------------------------------------------------------------
Total Return                                  6.54%       10.40%        6.28%        6.42%          1.14%       10.24%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $    268     $    254     $    232     $    238       $     18     $     14
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.83%        0.83%        0.84%        0.84%          0.84%        0.86%+
  Net investment income                       5.24         5.52         5.74         6.04           5.83         6.03+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         84%          51%          44%          38%            39%          34%
======================================================================================================================

(1)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share of beneficial interest outstanding throughout each year:

Smith Barney Municipal High Income Fund
Year Ended July 31,                     1998         1997         1996         1995           1994          1993
===================================================================================================================
Net Asset Value,
  Beginning of Year                  $   18.09    $   17.32    $   17.26    $   17.26      $   18.24     $   18.00
-------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.86         0.89         0.92         0.95           0.96          0.98
  Net realized and unrealized
    gain (loss) on investments            0.19         0.77         0.06         0.02(1)       (0.85)         0.45
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations              1.05         1.66         0.98         0.97           0.11          1.43
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.89)       (0.89)       (0.92)       (0.91)         (0.96)        (1.02)
  Net realized gains                     (0.27)          --           --        (0.02)         (0.13)        (0.17)
  Capital                                   --           --           --        (0.04)            --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                      (1.16)       (0.89)       (0.92)       (0.97)         (1.09)        (1.19)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   17.98    $   18.09    $   17.32    $   17.26      $   17.26     $   18.24
-------------------------------------------------------------------------------------------------------------------
Total Return                              6.01%        9.89%        5.74%        5.91%          0.60%         8.28%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $     471    $     562    $     653    $     737      $   1,069     $   1,108
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.32%        1.32%        1.33%        1.35%          1.33%         1.38%
  Net investment income                   4.75         5.04         5.23         5.61           5.34          5.52
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     84%          51%          44%          38%            39%           34%
===================================================================================================================

(1) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the net asset value at the beginning of the period.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class B share of beneficial interest outstanding throughout each period:

Smith Barney Municipal High Income Fund
Year Ended July 31,                            1992         1991         1990         1989
===========================================================================================
Net Asset Value, Beginning of Year          $  16.97     $  16.98     $  17.31     $  16.44
-------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         1.04         1.10         1.12         1.13
  Net realized and unrealized gain (loss)
   on investments                               1.17         0.10        (0.30)        0.88
-------------------------------------------------------------------------------------------
Total Income From Operations                    2.21         1.20         0.82         2.01
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (1.04)       (1.10)       (1.12)       (1.13)
  Net realized gains                           (0.14)       (0.11)       (0.03)       (0.01)
-------------------------------------------------------------------------------------------
Total Distributions                            (1.18)       (1.21)       (1.15)       (1.14)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  18.00     $  16.97     $  16.98     $  17.31
-------------------------------------------------------------------------------------------
Total Return                                   13.50%        7.40%        4.95%       12.68%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    871     $    639     $    574     $    558
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.45%#       1.45%        1.47%        1.44%
  Net investment income                         5.96         6.48         6.57         6.70
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           61%          44%          29%          21%
===========================================================================================

# The annualized operating expense ratio excludes interest expense. The annualized operating expense ratio including interest expense was 1.48% for the year ended July 31, 1992.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a Class L(1) share of beneficial interest outstanding throughout each period:

Smith Barney Municipal High Income Fund
Year Ended July 31,                      1998          1997         1996        1995(2)
=========================================================================================
Net Asset Value, Beginning of Year   $   18.07     $   17.31    $   17.25    $   15.83
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.87          0.88         0.89         0.60
  Net realized and unrealized
  gain on investments                     0.16          0.77         0.08         1.50(3)
-----------------------------------------------------------------------------------------
Total Income From Operations              1.03          1.65         0.97         2.10
-----------------------------------------------------------------------------------------
Less Distributions:
  Net investment income                  (0.88)        (0.89)       (0.91)       (0.62)
  Net realized gains                     (0.27)           --           --        (0.02)
  Capital                                   --            --           --        (0.04)
-----------------------------------------------------------------------------------------
Total Distributions                      (1.15)        (0.89)       (0.91)       (0.68)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   17.95     $   18.07    $   17.31    $   17.25
-----------------------------------------------------------------------------------------
Total Return                              5.91%         9.79%        5.69        13.45%++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $   1,869     $     752    $     546    $     211
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.42%         1.40%        1.39%        1.18%+
  Net investment income                   4.64          4.94         5.18         5.56+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                     84%           51%          44%          38%
=========================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the period from November 17, 1994 (inception date) to July 31, 1995.
(3) Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the net asset value at the beginning of the period.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Fund's investment objective is the maximization of current income exempt from Federal income taxes. Under normal market conditions, the Fund will invest at least 80% of its net assets in (a) "Municipal Bonds," which generally are intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities and (b) Municipal Leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Under normal market conditions, the Fund's assets will be invested primarily in Municipal Bonds and municipal leases (collectively, "Municipal Securities") rated A, Baa or Ba by Moody's, or A, BBB or BB by S&P, or having an equivalent rating by any NRSRO, or in unrated Municipal Securities that are deemed to be of comparable quality by MMC. Up to 50% of the Fund's assets may be invested in Municipal Securities rated Ba or below by Moody's or BB or below by S&P or having an equivalent rating by any NRSRO or, if unrated, judged by MMC, to be of comparable quality. The Fund's investment objective may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective.

      The Fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, MMC will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

      Under normal circumstances, the Fund may invest in "private activity bonds." Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent that the Fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "Municipal Securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all Municipal Securities are a component of the "adjusted current earnings" item for purposes of the Federal corporate alternative minimum tax.

      The Fund may invest in short-term obligations ("Temporary Investments"), some of which may not be tax-exempt. Included among the Temporary Investments are tax-exempt notes rated within the four highest grades by any NRSRO, including Moody's or S&P; tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's; and taxable money market instruments. At no time will more than 20% of the Fund's assets be invested in Temporary Investments unless MMC temporarily has adopted a defensive investment posture. In addition, the Fund may enter into municipal bond index futures contracts and options on interest rate futures contracts for hedging purposes. The Fund also may acquire variable rate demand notes, purchase securities on a when-issued basis and enter into stand-by commitments with respect to portfolio securities.

      ADDITIONAL INVESTMENTS

      Money Market Instruments. Under normal conditions, the Fund may invest up to 20% of its assets in Temporary Investments, including taxable money market instruments. In addition, when MMC believes that market conditions warrant, the Fund may invest in Temporary Investments without limitation for defensive purposes. Short-term instruments in which the Fund may invest include obligations issued or guaranteed as to principal and interest by the United States government ("U.S. government securities"), certain bank obligations including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than Prime-2 by Moody's or A-2 by S&P or the equivalent rating

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the securities in which the Fund may invest. The Fund will invest in obligations of a foreign bank or foreign branch of a domestic bank only if MMC determines that the obligations present minimum credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

      U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States; securities that are supported by the right of the issuer to borrow from the United States Treasury; and securities that are supported by the credit of the instrumentality. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

      Zero Coupon Bonds. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

      CERTAIN INVESTMENT STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

      Repurchase Agreements. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks. Investments by the Fund in repurchase agreements, if any, may be limited by the restrictions on the Fund's investment in taxable investments.

      When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment or delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. The Fund will establish a segregated account with the Trust's custodian, PNC Bank, National Association ("PNC Bank") consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments provided that such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

      When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

forward commitment purchases are outstanding, the purchases may result in a form of leverage.

      When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may close out of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. Purchasing these securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      Futures Contracts and Options on Futures Contracts. A municipal bond index futures contract of the type in which the Fund may trade is based on an index of long-term, tax-exempt municipal bonds. The contract is an agreement under which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate futures contract, as contrasted with the direct investment in a futures contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of the option the right to enter into a futures contract to buy and obliges the writer to enter into a futures contract to sell the underlying debt securities. A put option gives the purchaser the right to sell and obliges the writer to buy the underlying contract. The Fund may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates, and may purchase call options on interest rate futures contracts to hedge against a decline in interest rates. The Fund may write put and call options on interest rate futures contracts in entering into closing sale transactions and to increase ability to hedge against changes in interest rates. The Fund will write put and call options only on interest rate futures contracts that are traded on a domestic exchange or board of trade.

      Variable-Rate Demand Notes. Municipal Securities purchased by the Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be determined by MMC to be of comparable quality at the time of purchase to instruments rated "high quality" (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable-rate demand note involved in the event that the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

      Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of MMC, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, MMC will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

      CERTAIN INVESTMENT GUIDELINES

      The Fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days and (c) futures contracts and options on them and certain variable rate demand notes, to the extent that a liquid secondary market does not exist for these instruments. In addition, the Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years. The Fund also may borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 10% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of a majority of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investment in the Fund involves risk factors and special considerations, such as those described below:

      Municipal Securities. Even though Municipal Securities are interest-bearing investments that promise a stable stream of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Securities with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor MMC will review the proceedings relating to the issuance of Municipal Securities or the basis for opinions of counsel. The Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties.

      Municipal Leases. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal leases might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its right in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

      Potential Legislation. In past years, the United States government has enacted various laws that have restricted or diminished the income tax exemption on various types of Municipal Securities and may enact other similar laws in the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

future. If any such laws are enacted that would reduce the availability of Municipal Securities for investment by the Fund so as to affect the Fund's shareholders adversely, the Trustees will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to Fund shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Securities as taxable for Federal income tax purposes, the Fund would treat the security as a permissible taxable Temporary Investment within the applicable limits set forth in this Prospectus.

      Medium-, Low- and Unrated Securities. The Fund may invest in medium-or low-rated securities commonly known as "junk bonds," and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated securities are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

purchase and also may have the effect of limiting the ability of the Fund (a) to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities, adversely affect the value of such securities and also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

      Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

      Securities that are rated Ba by Moody's or BB by S&P or an equivalent rating by any NRSRO have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of the desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa by Moody's or CCC by S&P are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

      In light of the risks described above, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration. Those factors may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

      Non-Publicly Traded and Illiquid Securities. The Fund's sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      Futures and Options on Futures. When deemed advisable by MMC, the Fund may enter into futures contracts or related options that are traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission), exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents plus accrued profits held in a segregated account.

      The use of futures contracts and options on those contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index, on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on those contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. Furthermore, because any interest earned from transactions in municipal bond index futures contracts and options on interest rate futures contracts will be taxable, it is anticipated that the Fund will invest in these instruments only in unusual circumstances, such as when MMC anticipates an extreme change in interest rates or market conditions.

      Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

      PORTFOLIO TRANSACTIONS

      The Fund's portfolio securities are ordinarily purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be maintained.

      Usually no brokerage commissions, as such, are paid by the Fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

      Transactions on behalf of the Fund are allocated to various dealers, including Salomon Smith Barney and other affiliated brokers, by MMC in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable MMC to supplement its own research and analysis with the views and information of other securities firms.

--------------------------------------------------------------------------------
Municipal Securities
--------------------------------------------------------------------------------

      The term "Municipal Securities" generally is understood to include debt obligations issued to obtain funds for various public purposes, the interest on which qualifies, in the opinion of bond counsel to the issuer, as excluded from gross income for Federal income tax purposes. In addition, Municipal Securities may include "private activity bonds" if the proceeds from such bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, and the interest paid on such bonds may be excluded from gross income for Federal income tax purposes. Current Federal tax laws place

--------------------------------------------------------------------------------
Municipal Securities (continued)
--------------------------------------------------------------------------------

substantial limitations on the aggregate amount of such bonds that any given state may issue.

      CLASSIFICATIONS

      The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of Municipal Securities, both within a particular classification and between classifications.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

      Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trust's Board of Trustees determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gains payable to shareholders.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      The Fund declares dividends from its net investment income (that is, income other than its net realized long- and short-term capital gains) monthly and pays dividends on the last Friday of the month. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the end of the fiscal year in which they have been earned.

      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains and expects to make any other distributions as are necessary to avoid the application of this tax.

      If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a taxable dividend or tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended ("1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

      The per share dividends on Class B shares and Class L shares may be lower than the per share dividends on Class A and Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Classes A, B, L and Y.

      TAXES

      The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Dividends paid from the Fund's net investment income (other than dividends derived from interest earned on qualifying tax-exempt obligations as

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

described below) and distributions of the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders in the Fund have held their shares and whether the dividends or distributions are received in cash or reinvested in additional shares of the Fund. Distributions of the Fund's net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares of the Fund and whether the distributions are received in cash or are reinvested in additional Fund shares. In addition, as a general rule, a shareholder's gain or loss on a sale or redemption of shares of the Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. The per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B shares as a result of lower distribution and transfer agency fees applicable to Class A shares.

      Dividends paid by the Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for Federal income tax purposes if the Fund satisfies certain asset percentage requirements. Any exempt-interest dividends of a Fund derived from interest on Municipal Securities, the interest on which is a specific tax preference item for Federal income tax purposes, will be a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. In addition, all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum income tax.

      Statements as to the tax status of the dividends and distributions received by shareholders of the Fund are mailed annually. These statements set forth the dollar amount of income excluded from Federal income taxes and the dollar amount, if any, subject to Federal income taxes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. The Fund notifies its shareholders annually as to the interest excluded from Federal income taxes earned by the Fund with respect to those states and possessions in which the Fund has or had investments.

      Shareholders should consult their tax advisers with specific reference to their own tax situations. Shareholders of the Fund should in particular consult their tax advisers about the status of the Fund's dividends and distributions for state and local tax purposes in order to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund are exempt from any otherwise applicable state or local income taxes.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      SALES CHARGE ALTERNATIVES

      The following Classes of shares are available for purchase through this Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                    Dealer's
                              Sales Charge      Sales Charge       Reallowance
                                as a % of         as a % of         as a % of
  Amount of Investment         Transaction     Amount Invested   Offering Price
--------------------------------------------------------------------------------
Less than $25,000                  4.00%             4.17%            3.60%
$25,000 - $49,999                  3.50              3.63             3.15
$50,000 - $99,999                  3.00              3.09             2.70
$100,000 - $249,999                2.50              2.56             2.25
$250,000 - $499,999                1.50              1.52             1.35
$500,000 and over                   *                 *                 *
================================================================================

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

      Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

      Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      GENERAL

      Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis, as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

      SALES CHARGE WAIVERS AND REDUCTIONS

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

investment advisory subsidiaries of Citigroup; (f) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (g) investments of distributions from a UIT sponsored by Salomon Smith Barney; and
(h) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION

      Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

      DEFERRED SALES CHARGE PROVISIONS

      "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice TM Programs."

        Year Since Purchase
        Payment was Made                                         CDSC
--------------------------------------------------------------------------------
        First                                                    4.50%
        Second                                                   4.00
        Third                                                    3.00
        Fourth                                                   2.00
        Fifth                                                    1.00
        Sixth and thereafter                                     0.00
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

      The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the Fund into which exchanges are made.

Fund Name

Growth Funds
      Concert Peachtree Growth Fund
      Concert Social Awareness Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Balanced Fund
      Smith Barney Contrarian Fund
      Smith Barney Convertible Fund
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Funds, Inc.-- Large Cap Value Fund
      Smith Barney Large Cap Blend Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Mid Cap Blend Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Premium Total Return Fund
      Smith Barney Small Cap Blend Fund, Inc.
      Smith Barney Special Equities Fund

Taxable Fixed-Income Funds
    * Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
   ++ Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
      Smith Barney Funds, Inc. -- U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.
      Smith Barney Total Return Bond Fund

Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
   ** Smith Barney Intermediate Maturity California Municipals Fund ** Smith Barney Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
   ** Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund

Global-International Funds
      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
      Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
   ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
   ++ Smith Barney Money Funds, Inc. -- Government Portfolio
  *** Smith Barney Money Funds, Inc. -- Retirement Portfolio
   ++ Smith Barney Municipal Money Market Fund, Inc.
   ++ Smith Barney Muni Funds -- California Money Market Portfolio ++ Smith Barney Muni Funds -- New York Money Market Portfolio

------------
*     Available for exchange with Class A and Class B shares of the Fund.
**    Available for exchange with Class A, Class L and Class Y shares of the
      Fund.
***   Available for exchange with Class A shares of the Fund.
+     Available for exchange with Class B and Class L shares of the Fund.
++    Available for exchange with Class A and Class Y shares of the Fund.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares --Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until First Data receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

      Smith Barney Municipal High Income Fund
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund may advertise the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income generated by

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

      The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Dividends, Distributions and Taxes."

      TOTAL RETURN

      From time to time the Fund may include the Fund's total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or other industry publications.

--------------------------------------------------------------------------------
Management of the Trust and the Fund
--------------------------------------------------------------------------------

      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Fund.

      INVESTMENT ADVISER

      MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. MMC (through predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

      Subject to the supervision and direction of the Fund's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered, the Fund pays MMC a fee at the annual rate of 0.40% of the value of its average daily net assets. This fee is computed daily and paid monthly.

      PORTFOLIO MANAGEMENT

      Lawrence T. McDermott, a Managing Director of Salomon Smith Barney, has served as Vice President and Investment Officer of the Fund since it commenced operations and manages the day to day operations of the Fund, including making all investment decisions.

      Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 is included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

      ADMINISTRATOR

      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a

--------------------------------------------------------------------------------
Management of the Trust and the Fund (continued)
--------------------------------------------------------------------------------

fee at the annual rate of 0.20% of the value of its average daily net assets. This fee is computed daily and paid monthly.

      On October 8, 1998, Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. MMC does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

      CFBDS, Inc., located at 21 Milk Street, Boston MA 02109-5408, distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS, Inc. to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Salomon Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Salomon Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

      Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts Business Trust." Each Class of the Fund represents identical interests in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the impact of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privileges of each Class; and (g) the conversion feature of the Class B shares.

      The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of shares of the Fund. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      When matters are submitted for shareholder vote, shareholders of each Class of each Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.

      The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of holders of at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

      PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's Transfer Agent.

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

      The Fund sends its shareholders a semi-annual report and an audited annual report, which includes a listing of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Salomon Smith Barney Financial Consultant or the Trust's Transfer Agent.

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

                       [This page left intentionally blank]

                       [This page left intentionally blank]

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                                                    Smith Barney
                                                                       Municipal
                                                                     High Income
                                                                            Fund

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                    FD0214 11/98

 PROSPECTUS                                                    NOVEMBER 27, 1998
-------------------------------------------------------------------
    Smith Barney Total Return Bond Fund
    388 Greenwich Street
    New York, New York 10013
    (800) 451-2010

    Smith Barney Total Return Bond Fund (the "Fund") is a diversified bond fund that seeks to maximize total return, consisting of capital appreciation and income, by investing in a portfolio of fixed-income securities of varying maturities.

    The Fund is one of a number of funds, each having distinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

    This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other investment funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Salomon Smith Barney Financial Consultant.

    Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated November 27, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS
-------------------------------------------------------------------

PROSPECTUS SUMMARY                                                             3
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          10
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES                                  11
--------------------------------------------------------------------------------
VALUATION OF SHARES                                                           21
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            22
--------------------------------------------------------------------------------
PURCHASE OF SHARES                                                            24
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE                                                            32
--------------------------------------------------------------------------------
REDEMPTION OF SHARES                                                          35
--------------------------------------------------------------------------------
MINIMUM ACCOUNT SIZE                                                          38
--------------------------------------------------------------------------------
PERFORMANCE                                                                   38
--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND                                          39
--------------------------------------------------------------------------------
DISTRIBUTION                                                                  41
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                        42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN ANY SUCH JURISDICTION.
-------------------------------------------------------------------

 PROSPECTUS SUMMARY
-------------------------------------------------------------------
    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. CROSS REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE PROSPECTUS. SEE "TABLE OF CONTENTS."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management investment company whose investment objective is to maximize total return. The Fund seeks to achieve its objective by investing in a professionally managed portfolio consisting of fixed-income securities of varying maturities. The Fund will invest primarily in the following types of securities: U.S. government securities; corporate debt securities; mortgage-related securities; and taxable municipal securities. The allocation and reallocation of the Fund's assets will be undertaken by Mutual Management Corp. (the "Manager"), formerly known as Smith Barney Mutual Funds Management Inc., on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income securities.

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

    CLASS B SHARES. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

-------------------------------------------------------------------
    CLASS B SHARES CONVERSION FEATURE. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

    CLASS L SHARES. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

    CLASS Y SHARES. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

    In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    INTENDED HOLDING PERIOD. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class L shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are subject

-------------------------------------------------------------------
to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantial sales charge discount and who have a short-term or undetermined time frame.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

    REDUCED OR NO INITIAL SALES CHARGE. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in certain Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."

    Salomon Smith Barney Financial Consultants may receive different compensation for selling the different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A shares.

    See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(k) AND EXECCHOICE-TM- PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Other investors may be eligible to participate in the Smith Barney ExecChoice-TM- Program. Class A and Class L shares are available as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice-TM- Program Programs."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. ("CFBDS") to distribute the Fund's shares.

-------------------------------------------------------------------
PURCHASE OF SHARES Investors may purchase shares from a Salomon Smith Barney Financial Consultant, an investment dealer in the selling group or a broker that clears securities through Salomon Smith Barney Inc. ("Salomon Smith Barney"). (An investment dealer in the selling group and a broker that clears securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives"). In addition, certain investors, including qualified retirement plans and investors purchasing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. (the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE TRUST AND THE FUND The Manager serves as the Fund's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which, in turn, is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank,

-------------------------------------------------------------------
Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of the Fund, may vary inversely in response to changes in prevailing interest rates. The Fund may employ investment techniques which involve certain risks, including entering in repurchase agreements and reverse repurchase agreements, entering into forward roll transactions, purchasing or selling securities on a when-issued or delayed-delivery basis, lending portfolio securities and entering into transactions involving options and futures contracts. See "Investment Objective and Management Policies -- Certain Investment Strategies."

-------------------------------------------------------------------
THE FUND'S EXPENSES THE FOLLOWING EXPENSE TABLE LISTS THE COSTS AND EXPENSES AN INVESTOR WILL INCUR EITHER DIRECTLY OR INDIRECTLY AS A SHAREHOLDER OF THE FUND, BASED UPON THE MAXIMUM SALES CHARGE OR MAXIMUM CDSC THAT MAY BE INCURRED AT THE TIME OF PURCHASE OR REDEMPTION AND, UNLESS OTHERWISE NOTED, THE FUND'S OPERATING EXPENSES FOR ITS MOST RECENT FISCAL YEAR:

                                                                         CLASS
SMITH BARNEY TOTAL RETURN BOND FUND                 CLASS A   CLASS B     L*      CLASS Y
-----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases (as
    a percentage of offering price)                   4.50%     None      1.00%     None
    Maximum CDSC (as a percentage of original cost
    or redemption proceeds, whichever is lower)       None**    4.50%     1.00%     None
-----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees (after fee waiver)***             0.44%     0.44%     0.44%     0.44%
    12b-1 fees****                                    0.25      0.75      0.70      None
    Other expenses*****                               0.31      0.31      0.31      0.31
-----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                              1.00%     1.50%     1.45%     0.75%
-----------------------------------------------------------------------------------------

  *  Class C shares were renamed Class L Shares.
 ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
*** "Management Fees" reflect the management fee waiver currently in effect for the Fund. Absent the fee waiver, the management fee would be incurred at the rate of 0.65% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver, total expenses would be incurred at the rate of 1.21%, 1.71%, 1.66% and 0.96% for Class A, Class B, Class L and Class Y, respectively.
**** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
***** For Class Y shares, "Other Expenses" have been estimated because no Class
      Y shares were outstanding during the fiscal period ended July 31, 1998.

    Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Salomon Smith Barney Financial Consultant.

    The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the

-------------------------------------------------------------------
value of average daily net assets of Class A shares. Salomon Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. With respect to Class L shares, Salomon Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE THE FOLLOWING EXAMPLE IS INTENDED TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. THE EXAMPLE ASSUMES PAYMENT BY THE FUND OF OPERATING EXPENSES AT THE LEVELS SET FORTH IN THE TABLE ABOVE. SEE "PURCHASE OF SHARES," "REDEMPTION OF SHARES" AND "MANAGEMENT OF THE TRUST AND THE FUND."

SMITH BARNEY TOTAL RETURN BOND FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------
An investor would pay the following expenses on a
$1,000 investment, assuming (1) 5.00% annual
return and (2) redemption at the end of each time
period:
    Class A                                            $ 55       $ 75       $ 98       $162
    Class B                                              60         77         92        165
    Class L                                              35         55         88        182
    Class Y                                               8         24         42         93
An investor would pay the following expenses on
the same investment, assuming the same annual
return and no redemption:
    Class A                                              55         75         98        162
    Class B                                              15         47         82        165
    Class L                                              25         55         88        182
    Class Y                                               8         24         42         93
---------------------------------------------------------------------------------------------

    The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------
    THE FOLLOWING INFORMATION HAS BEEN AUDITED BY KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS, WHOSE REPORT THEREON FOR THE PERIOD FROM FEBRUARY 27, 1998 TO JULY 31, 1998 APPEARS IN THE FUND'S ANNUAL REPORT DATED JULY 31, 1998. THE INFORMATION BELOW SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES THAT ALSO APPEAR IN THE FUND'S ANNUAL REPORT, WHICH IS INCORPORATED BY REFERENCE TO THE STATEMENT OF ADDITIONAL INFORMATION. NO INFORMATION IS PRESENTED FOR CLASS Y SHARES, BECAUSE NO CLASS Y SHARES WERE OUTSTANDING FOR THE PERIODS SHOWN.

    FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
PERIOD:

                                                     CLASS     CLASS     CLASS
SMITH BARNEY TOTAL RETURN BOND FUND                  A(1)      B(1)      L(1)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $11.46    $11.46    $11.46
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
    Net investment income(2)                          0.25      0.23      0.22
    Net realized and unrealized gain                  0.05      0.05      0.06
-------------------------------------------------------------------------------
Total Income From Operations                          0.30      0.28      0.28
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income                            (0.23)    (0.21)    (0.21)
-------------------------------------------------------------------------------
Total Distributions                                  (0.23)    (0.21)    (0.21)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $11.53    $11.53    $11.53
-------------------------------------------------------------------------------
TOTAL RETURN++                                        2.64%     2.48%     2.49%
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $54,674   $81,797   $20,386
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
    Expenses(2)                                       1.00%     1.50%     1.45%
    Net investment income                             5.39      4.90      4.97
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  0%        0%        0%
-------------------------------------------------------------------------------

(1)  For the period from February 27, 1998 (inception date) to July 31, 1998.
(2) The manager waived part of its fees for the period ended July 31, 1998. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:

      Per Share Decreases
   in Net Investment Income           Expense Ratios
  ---------------------------       Without Fee Waivers
                                ---------------------------
  Class A   Class B   Class L   Class A   Class B   Class L
  ---------------------------------------------------------
   $0.01    $ 0.01    $ 0.01      1.21%+    1.71%+    1.66%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
-------------------------------------------------------------------
    The Fund seeks to maximize total return, consisting of capital appreciation and income, by investing in fixed-income securities. In attempting to achieve its objective, the Fund allocates and reallocates its assets primarily among various types of fixed-income securities selected by the Manager. The types of fixed-income securities among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States government ("U.S. government securities"); mortgage-related securities issued by various governmental and non-governmental entities; domestic investment-grade corporate debt securities; and taxable municipal securities.

    The allocation and reallocation of the Fund's assets will be undertaken by the Manager on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income securities. The average portfolio duration will vary based on the Manager's forecast for interest rates. At any given time, the Fund may be entirely or partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities.

    The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates.

    The Fund's ability to achieve maximum total return is limited in certain markets because the Fund can only invest in fixed-income securities.

    CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

    The Fund will invest principally in the following securities:

    U.S. GOVERNMENT SECURITIES

    The U.S. government securities in which the Fund may invest include direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including: securities supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan

-------------------------------------------------------------------
Mortgage Corporation ("FHLMC") bonds). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

    CORPORATE DEBT SECURITIES

    Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt securities. The Fund will purchase a corporate debt security if the Manager believes that the yield and, to a lesser extent, the potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in a particular debt security, the Manager will consider factors such as the price, coupon and yield to maturity of the security; the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt security, including the subordination, default, sinking fund and early redemption provisions. The Manager also will review the ratings, if any, assigned to the security by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). The Manager's judgments as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a NRSRO.

    MORTGAGE-RELATED SECURITIES

    Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Fund's holdings of mortgage-related securities may be expected to consist primarily of securities issued or guaranteed by GNMA, FNMA and FHLMC. The composition of the Fund's investments in mortgage-related securities, however, will vary from time to time based upon a determination of the Manager on how best to achieve the Fund's investment objective, taking into account factors such as the liquidity and yield of various mortgage-related securities. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if

-------------------------------------------------------------------
not rated, will be of equivalent investment quality as determined by the Manager. The Manager may also consider the ratings, if any, assigned to mortgage-related securities by NRSROs other than Moody's and S&P.

    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale, refinancing or foreclosure of the underlying residential property, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payment are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agencies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates structured to direct payments on underlying collateral to different series or classes of the obligations.

    To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

    TAXABLE MUNICIPAL SECURITIES

    The Fund will also invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the Fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or

-------------------------------------------------------------------
S&P (AAA, AA, A, BBB) or the equivalent rating from another NRSRO. Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

    Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

    ADDITIONAL INVESTMENTS

    ZERO COUPON SECURITIES. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligation of comparable maturities which make periodic distributions of interest. On the other hand, because there are not periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

    ASSET-BACKED SECURITIES. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to

-------------------------------------------------------------------
prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

    MEDIUM-, LOW- AND UNRATED SECURITIES. The Fund may invest up to 10% of its assets in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors. A more detailed discussion of the risks associated with medium, low- and unrated securities appears in the Statement of Additional Information.

    YANKEE BONDS. The Fund may invest in Yankee obligations. Yankee obligations are dollar denominated obligations issued in the United States by foreign issuers. They are subject to certain sovereign risks, including the possibility that a foreign government might prevent dollar denominated funds flowing across its borders. Other risks include adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and expropriation or nationalization of foreign issuers.

    CERTAIN INVESTMENT STRATEGIES

    In attempting to achieve its investment objective, the Fund may employ, the following portfolio strategies:

    WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the

-------------------------------------------------------------------
other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

    FORWARD ROLL TRANSACTIONS. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the repurchase price, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.

    MONEY MARKET INSTRUMENTS. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments. In addition, when the Manager believes that market conditions warrant, the Fund may take a temporary defensive posture and invest without limitation in short-term instruments. Securities eligible for short-term investment by the Fund include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic banks, domestic savings and

-------------------------------------------------------------------
loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent rating from another NRSRO or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.

    REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon time and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Manager, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon time and price. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

-------------------------------------------------------------------
    FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. When deemed advisable by the Manager, the Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the Fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the Fund. The Fund may hedge up to 50% of its assets using futures contracts or related options transactions.

    In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments called "variation margin," will be made daily to and by the broker as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will terminate the Fund's existing position in the contract.

    A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified property at a specified price, date, time and place. Unlike a direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option, plus transaction costs. The value of the option may change daily and that change would be reflected in the net asset value of the Fund.

-------------------------------------------------------------------
    Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

    Although the Fund intends to enter into financial futures contracts and options on financial futures contracts traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the Fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Fund's investments being hedged, if any, may partially or completely offset losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract, and thus provide an offset to losses on the futures contract or option on the futures contract. In addition, due to the risk of an imperfect correlation between securities held by the Fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the Fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

    If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the

-------------------------------------------------------------------
futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend securities it holds to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or government securities that are maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

    CERTAIN ADDITIONAL INVESTMENT GUIDELINES

    Up to 15% of the assets of the Fund may be invested in securities with contractual or other restrictions on resale and other instruments not readily marketable, including (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing from two business days through seven calendar days. Not withstanding the foregoing, the Fund shall not invest more that 10% of its net assets in securities that are restricted, excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 33 1/3% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitation on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

-------------------------------------------------------------------
    YEAR 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

    In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

 VALUATION OF SHARES
-------------------------------------------------------------------
    The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

    Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities that are traded primarily on a domestic stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever

-------------------------------------------------------------------
the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity or if the underlying securities market experiences significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further information regarding the Trust's valuation policies with respect to the Fund is contained in the Statement of Additional Information.

 DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gains payable to shareholders.

    If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4.00% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains, and expects to make any other distributions as are necessary to avoid the application of this tax.

    If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

-------------------------------------------------------------------
    The per share dividends on Class B shares and Class L shares may be lower than the per share dividends on Class A and Class Y shares, principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares, principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

    TAXES

    The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund intends to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares.

    Furthermore, as a general rule, distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the investor has held his or her shares of the Fund.

    The Fund anticipates that most of its dividends will not qualify for the corporate deduction. Each shareholder will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains, including the portion of capital gains eligible for a reduced maximum 20% tax rate, distributed to the shareholder by the Fund with respect to the prior calendar year.

    Shareholders are urged to consult their tax advisers regarding the application of Federal, state and local tax laws to their specific situation before investing in the Fund.

 PURCHASE OF SHARES
-------------------------------------------------------------------
    SALES CHARGE ALTERNATIVES

    The following Classes of shares are available for purchase through this Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

    CLASS A SHARES. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                       SALES          SALES         DEALER'S
                                                    CHARGE AS A    CHARGE AS A    REALLOWANCE
                                                         %              %             AS %
                                                         OF         OF AMOUNT     OF OFFERING
AMOUNT OF INVESTMENT                                TRANSACTION      INVESTED        PRICE
----------------------------------------------------------------------------------------------
  Less than $25,000                                        4.50%          4.71%          4.00%
  $25,000 - $49,999                                        4.00           4.17           3.60
  $50,000 - $99,999                                        3.50           3.63           3.15
  $100,000 - $249,999                                      2.50           2.56           2.25
  $250,000 - $499,999                                      1.50           1.52           1.35
  $500,000 and over                                           *              *              *
----------------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

    Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    CLASS B SHARES. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    CLASS L SHARES. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

-------------------------------------------------------------------
    CLASS Y SHARES. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchase of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

    GENERAL

    Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Fund's Transfer Agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

-------------------------------------------------------------------
    Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Salomon Smith Barney prior to Salomon Smith Barney's close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    SYSTEMATIC INVESTMENT PLAN

    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Salomon Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant.

    SALES CHARGE WAIVERS AND REDUCTIONS

    INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for

-------------------------------------------------------------------
investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and
(i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    RIGHT OF ACCUMULATION

    Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of certain Smith Barney Mutual Funds which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

-------------------------------------------------------------------
    LETTER OF INTENT

    CLASS A SHARES. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

    CLASS Y SHARES. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

    DEFERRED SALES CHARGE PROVISIONS

    "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

    Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of

-------------------------------------------------------------------
Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

    Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice-TM-Programs."

YEAR SINCE PURCHASE
PAYMENT WAS MADE                 CDSC
---------------------------------------
  First                           4.50%
  Second                          4.00
  Third                           3.00
  Fourth                          2.00
  Fifth                           1.00
  Sixth and thereafter            0.00
---------------------------------------

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

    The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

-------------------------------------------------------------------
    To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

    WAIVERS OF CDSC

    The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

    CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

    SMITH BARNEY 401(k) PROGRAM AND EXECCHOICE-TM- PROGRAMS

    During the continuous offering period investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

-------------------------------------------------------------------

    Each Fund offers to Participating Plans Class A and Class L shares as investment alternatives under the Smith Barney 401(k) and ExecChoice-TM-Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

    CLASS A SHARES. Class A shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

    CLASS L SHARES. Class L shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

    401(k) AND EXECCHOICE-TM- PLANS OPENED ON OR AFTER JUNE 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund. For Participating Plans originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

    401(k) PLANS OPENED PRIOR TO JUNE 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any Participating Plan in the Smith Barney 401(k) or ExecChoice-TM- Programs that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A

-------------------------------------------------------------------
shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice-TM- Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

 EXCHANGE PRIVILEGE
-------------------------------------------------------------------
    Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

          FUND NAME
          GROWTH FUNDS
          Concert Peachtree Growth Fund
          Concert Social Awareness Fund
          Smith Barney Aggressive Growth Fund Inc.
          Smith Barney Appreciation Fund Inc.
          Smith Barney Balanced Fund
          Smith Barney Contrarian Fund
          Smith Barney Convertible Fund
          Smith Barney Fundamental Value Fund Inc.
          Smith Barney Funds, Inc. -- Large Cap Value Fund
          Smith Barney Large Cap Blend Fund
          Smith Barney Large Capitalization Growth Fund
          Smith Barney Mid Cap Blend Fund
          Smith Barney Natural Resources Fund Inc.
          Smith Barney Premium Total Return Fund
          Smith Barney Small Cap Blend Fund, Inc.
          Smith Barney Special Equities Fund

-------------------------------------------------------------------

          TAXABLE FIXED-INCOME FUNDS
      **  Smith Barney Adjustable Rate Government Income Fund
          Smith Barney Diversified Strategic Income Fund
      ++  Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
          Smith Barney Funds, Inc. -- U.S. Government Securities Fund
          Smith Barney Government Securities Fund
          Smith Barney High Income Fund
          Smith Barney Investment Grade Bond Fund
          Smith Barney Managed Governments Fund Inc.

          TAX-EXEMPT FUNDS
          Smith Barney Arizona Municipals Fund Inc.
          Smith Barney California Municipals Fund Inc.
       *  Smith Barney Intermediate Maturity California Municipals Fund
       *  Smith Barney Intermediate Maturity New York Municipals Fund
          Smith Barney Managed Municipals Fund Inc.
          Smith Barney Massachusetts Municipals Fund
          Smith Barney Muni Funds -- Florida Portfolio
          Smith Barney Muni Funds -- Georgia Portfolio
       *  Smith Barney Muni Funds -- Limited Term Portfolio
          Smith Barney Muni Funds -- National Portfolio
          Smith Barney Muni Funds -- New York Portfolio
          Smith Barney Muni Funds -- Pennsylvania Portfolio
          Smith Barney Municipal High Income Fund
          Smith Barney New Jersey Municipals Fund Inc.
          Smith Barney Oregon Municipals Fund

          GLOBAL -- INTERNATIONAL FUNDS
          Smith Barney Hansberger Global Small Cap Value Fund
          Smith Barney Hansberger Global Value Fund
          Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
          Smith Barney World Funds, Inc. -- European Portfolio
          Smith Barney World Funds, Inc. -- Global Government Bond Portfolio
          Smith Barney World Funds, Inc. -- International Balanced Portfolio
          Smith Barney World Funds, Inc. -- International Equity Portfolio
          Smith Barney World Funds, Inc. -- Pacific Portfolio

-------------------------------------------------------------------

          SMITH BARNEY CONCERT ALLOCATION SERIES INC.
          Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio
          Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio
          Smith Barney Concert Allocation Series Inc. -- Global Portfolio
          Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
          Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio
          Smith Barney Concert Allocation Series Inc. -- Income Portfolio

          MONEY MARKET FUNDS
       +  Smith Barney Exchange Reserve Fund
     +++  Smith Barney Money Funds, Inc. -- Cash Portfolio
     +++  Smith Barney Money Funds, Inc. -- Government Portfolio
     ***  Smith Barney Money Funds, Inc. -- Retirement Portfolio
      ++  Smith Barney Municipal Money Market Fund, Inc.
      ++  Smith Barney Muni Funds -- California Money Market Portfolio
      ++  Smith Barney Muni Funds -- New York Money Market Portfolio

-------------------------------------------------------------------
  *  Available for exchange with Class A, Class L and Class Y shares of the
     Fund.
 **  Available for exchange with Class A and Class B shares of the Fund.
***  Available for exchange with Class A shares of the Fund.
  +  Available for exchange with Class B and Class L shares of the Fund.
 ++  Available for exchange with Class A and Class Y shares of the Fund.
+++ Available for exchange with Class A and Class Y shares of the Fund. In addition, shareholders who own Class L shares of the Fund through the Smith Barney 401(k) or ExecChoice-TM- Programs may exchange those shares for Class L shares of this Fund.

    CLASS B EXCHANGES. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares for shares of any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

    CLASS L EXCHANGES. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

    CLASS A AND CLASS Y EXCHANGES. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

    ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Fund may determine that a pattern of frequent exchanges is excessive and contrary to the

-------------------------------------------------------------------
best interests of its other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

 REDEMPTION OF SHARES
-------------------------------------------------------------------
    The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit

-------------------------------------------------------------------
without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.
    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

        Smith Barney Total Return Bond Fund
        Class A, B, L or Y (please specify)
        c/o First Data Investor Services Group, Inc.
        P.O. Box 5128
        Westborough, Massachusetts 01581-5128

    A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature required in connection with a written redemption request in excess of $10,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

    TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

    Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization form, including a signature guarantee, that will be provided by the Transfer Agent upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his or her initial investment in the Fund.

-------------------------------------------------------------------

    REDEMPTIONS. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern Time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account pre-designated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    EXCHANGES. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern Time) on any day on which the NYSE is open.

    ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE
PROGRAM. Neither the Fund nor its agents will be liable for following instructions communicated by telephone reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

    AUTOMATIC CASH WITHDRAWAL PLAN

    The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund.

-------------------------------------------------------------------
Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

 MINIMUM ACCOUNT SIZE
-------------------------------------------------------------------
    The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

 PERFORMANCE
-------------------------------------------------------------------
    YIELD

    From time to time, the Fund may advertise the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

    The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Dividends, Distributions and Taxes."

-------------------------------------------------------------------
    TOTAL RETURN

    From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other financial publications.

 MANAGEMENT OF THE TRUST AND THE FUND
-------------------------------------------------------------------
    BOARD OF TRUSTEES

    Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment manager and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

-------------------------------------------------------------------
    INVESTMENT MANAGER

    The Manager, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager. The Manager is a wholly owned subsidiary of Holdings. The Manager (through its predecessor entities) has been in the investment counseling business since 1968 and is a registered investment adviser. The Manager renders investment advice to investment companies that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

    Subject to the supervision and direction of the Trust's Board of Trustees, the Manager manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment management services, the Fund pays the Manager a monthly fee at the annual rate of 0.65% of the value of the Fund's average daily net assets.

    PORTFOLIO MANAGEMENT

    Joseph P. Deane, an Investment Officer of the Manager and a Vice President and Investment Officer of the Fund, is responsible for managing the day-to-day operations of the Fund, including making investment decisions since inception (February 27, 1998) of the Fund.

    Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1998 are included in the Annual Report dated July 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

    On October 8, 1998 Travelers Group Inc. and Citicorp consummated their merger, thereby creating a new entity to be called Citigroup. Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. The Manager does not believe that its compliance with the applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 DISTRIBUTION
-------------------------------------------------------------------
    CFBDS is located at 21 Milk Street, Boston, MA 02109-5048. CFBDS distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS to take and pay for only such securities as may be sold to the public. The Fund has adopted a Plan of distribution under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which Salomon Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Salomon Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

    Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

 ADDITIONAL INFORMATION
-------------------------------------------------------------------
    The Trust was organized on March 12, 1985, under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series having a $0.001 per share par value. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.

    Each Class of Fund shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

    The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Trust's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act.

    PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

    The Transfer Agent is located at Exchange Place, Boston, Massachusetts
02109.

    The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a Household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultants or the Transfer Agent.

42


The Prospectus of the Premium Total Return Fund, a Series of the Smith Barney Income Funds, filed on April 24, 1998 with Post-Effective Amendment No. 48 to the Fund's Registration Statement on form N-1A (Accession No. 0000091155-98-000282) is incorporated by reference in its entirety.


SMITH BARNEY INCOME FUNDS

Part B


Smith Barney
INCOME FUNDS

388 Greenwich Street
New York, New York 10013
(800) 451-2010


Statement of Additional Information

November 27, 1998

   	This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Income Funds (the "Trust"), relating to seven investment funds offered by the Trust: Smith Barney Balanced Fund (the "Balanced Fund") (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund (the "Convertible Fund"), Smith Barney Diversified Strategic Income Fund (the "Diversified Strategic Income Fund"), Smith Barney Exchange Reserve Fund (the "Exchange Reserve Fund"), Smith Barney High Income Fund (the "High Income Fund"), Smith Barney Municipal High Income Fund (the "Municipal High Income Fund") and Smith Barney Total Return Bond Fund ("Total Return Bond Fund"), each a "Fund" and together the "Funds," each dated November 27, 1998, (except for Premium Total Return Fund which is dated April 29, 1998) as amended or supplemented from time to time (the "Prospectuses"), and should be read in conjunction with the Prospectuses. The Prospectuses may be obtained from any Salomon Smith Barney Financial Consultant or by writing or calling the Trust at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.


CONTENTS

	For ease of reference, the same section headings are used in both the Prospectuses and this Statement of Additional Information, except where shown below:

Management of the Trust and the Funds	2
Investment Objectives and Management Policies. 	7
Purchase of Shares	27
Redemption of Shares	28
Distributor..	28
Valuation of Shares	31
Exchange Privilege	31
Performance Data (See in the Prospectuses "Performance" or "Yield
Information")	32
Taxes (See in the Prospectuses "Dividends, Distributions and Taxes")	37
Additional Information	41
Voting Rights	42
Financial Statements	47
Appendix	A-1


 MANAGEMENT OF THE TRUST AND THE FUNDS

The executive officers of the Trust are employees of certain of the organizations that provide services to the Trust. These organizations are the following:

Name
Service
CFBDS, Inc. ("CFBDS")
Distributor

Mutual Management Corp. ("MMC"),
(formerly known as Smith Barney
Mutual Funds Management Inc.)
Investment Adviser and Administrator
to the Convertible Fund, Diversified
Strategic Income Fund, Exchange
Reserve Fund, High Income Fund,
Municipal High Income Fund, Total
Return Bond Fund and Balanced Fund.
Smith Barney Global Capital
Management Inc. ("Global Capital
Management")
Sub-Investment Adviser to Diversified
Strategic Income Fund
PNC Bank, National Association
("PNC Bank")
Custodian to Convertible Fund,
Exchange Reserve Fund, High Income
Fund, Municipal High Income Fund,
Total Return Bond Fund and Balanced
Fund
Chase Manhattan Bank ("Chase")
Custodian to Diversified Strategic
Income Fund
First Data Investors Services
Group, Inc. ("First Data")
Transfer Agent

	These organizations and the functions they perform for the Trust are discussed in the Prospectuses and in this Statement of Additional Information.

Trustees and Executive Officers of the Trust

The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The executive officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Lee Abraham, Trustee (Age 71). Retired; formerly Chairman and Chief Executive Officer of Associated Merchandising Corporation, a major retail merchandising and sourcing organization. His address is 106 Barnes Road, Stamford, Connecticut 06902.

Allan J. Bloostein, Trustee (Age 68). Consultant; formerly Vice Chairman of the Board of and Consultant to The May Department Stores Company; Director of Crystal Brands, Inc., Melville Corp. and R.G. Barry Corp. His address is 27 West 67th Street, New York, New York 10023.



Richard E. Hanson, Jr., Trustee (Age 57). Head of School, The New
Atlanta Jewish Community High School, Atlanta Georgia; prior to July 1, 1994, Headmaster, Lawrence Country Day School-Woodmere Academy,
Woodmere, New York; prior to July 1, 1990, Headmaster of Woodmere
Academy. His address is 58 Ivy Chase, Atlanta, GA  30342.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
65). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney") and Chairman of the Board of Smith Barney Strategy Advisers Inc.; and President of MMC and Travelers Investment Adviser, Inc. ("TIA"). Mr. McLendon is Chairman or Co-Chairman of the Board and Director of 58 investment companies associated with Salomon Smith Barney Holdings Inc. His address is 388 Greenwich Street, New York, New York 10013.

John C. Bianchi, Vice President and Investment Officer (Age 43).
Managing Director of Salomon Smith Barney; Investment Officer of other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

James E. Conroy, Vice President and Investment Officer (Age 47).
Managing Director of Salomon Smith Barney. Investment Officer of other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Joseph P. Deane, Vice President and Investment Officer (Age 51).
Managing Director of Salomon Smith Barney; Investment Officer of other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Simon R. Hildreth, Vice President and Investment Officer (Age 46). Managing Director of Salomon Smith Barney, member of the Investment Policy of Smith Barney Global Capital Management Inc.; Mr. Hildreth is Vice President and Investment Officer of other Smith Barney Mutual Funds. Prior to 1994, a Director of Mercury Asset Management Ltd., a fund manager located in the United Kingdom. His address is 10 Piccadilly, London, WIV 9LA, UK.


Charles P. Graves, III, Vice President and Investment Officer (Age 36). Managing Director of Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York 10013.

Lawrence T. McDermott, Vice President and Investment Officer (Age 50). Managing Director of Salomon Smith Barney. Investment Officer of other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Robert E. Swab, Investment Officer (Age 43). Vice President of Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York 10013.

Phyllis M. Zahorodny, Vice President and Investment Officer (Age 40). Managing Director of Salomon Smith Barney. Investment Officer of other Smith Barney Mutual Funds.Her address is 388 Greenwich Street, New York, New York 10013.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 41).
Managing Director of Salomon Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer or Executive Vice President and Treasurer of other investment companies associated with Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 47). Managing Director of Salomon Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary or Executive Vice President and General Counsel of other investment companies associated with Salomon Smith Barney. Her address is 388 Greenwich Street, New York, New York 10013.

	Each Trustee also serves as a director, trustee and/or general partner of certain other Smith Barney Mutual Funds. Global Capital Management and MMC are "affiliated persons" of the Trust as defined in the 1940 Act by virtue of their positions as investment advisers to the Funds. As of November 6, 1998, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of each Fund.

	No officer, director or employee of Salomon Smith Barney or any Salomon Smith Barney parent or subsidiary receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $17,000 per year plus $3,250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended July 31, 1998, such travel and out-of-pocket expenses totaled $5,368.


	For the fiscal year ended July 31, 1998 and the calendar year ended December 31, 1997, the Trustees of the Trust were paid the following compensation:





Trustee(*)

Aggregate
Compensation
from the Funds
for the Fiscal
Year ended
July 31, 1998

Total
Pension or
Retirement
Benefits
Accrued
from the
Funds
Aggregate
Compensation
from the Funds
and the Fund
Complex for the
Year ended
December 31,
1997


Number of
Funds for
Which Person
Served
Within Fund
Complex





Lee Abraham
$37,810
$0
$38,650
2

Allan J.
Bloostein
38,070
0
85,850
8

Richard E.
Hanson, Jr.
38,170
0
47,350
2

Heath B.
McLendon
0
0
0
58


Investment Advisers, Sub-Investment Advisers and Administrator

MMC serves as investment adviser ("Investment Adviser") to one or more Funds pursuant to a separate written agreement with the relevant Fund (an "Advisory Agreement"). MMC is a wholly owned subsidiary of Salomon Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup") The Advisory
Agreements were most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisers ("Independent Trustees"), on August 5 1998. MMC also serves as administrator (the "Administrator") to each Fund pursuant to a separate written agreement dated May 4, 1994 (the "Administration Agreement") which was most recently approved by the Board on August 5, 1998. Global Capital Management serves as a sub-investment adviser ("Sub-Investment Adviser") to Diversified Strategic Income Fund, pursuant to a written agreement dated March 21, 1994, respectively. Both agreements were most recently approved by the Fund's Board of Trustees, including a majority of the Independent Trustees, on August 5, 1998.

	Certain of the services provided to the Trust by the Investment Advisers and the Sub-Investment Advisers are described in the Prospectuses under "Management of the Trust and the Fund." Each Investment Adviser, Sub-Investment Adviser, and the Administrator pays the salaries of all officers and employees who are employed by both it and the Trust, and maintains office facilities for the Trust. In addition to those services, MMC furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Funds' shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. The Investment Advisers and Sub-Investment Advisers bear all expenses in connection with the performance of their services.

	As compensation for investment advisory services, each Fund pays its Investment Adviser a fee computed daily and paid monthly at the following annual rates:



Fund

Investment Advisory
Fee As a Percentage
of Average Net
Assets

Convertible Fund
0.50%

Diversified Strategic Income Fund
0.45%

Exchange Reserve Fund
0.30%

High Income Fund
0.50%

Municipal High Income Fund
0.40%

Total Return Bond Fund
0.65%

Balanced Fund
0.45%

	For the periods below, the Funds paid investment advisory fees to their respective Investment Advisers as follows:



For the Fiscal Year Ended July 31:

Fund

1996
1997
1998

Convertible Fund

$417,942
$489,663
$665,663

Diversified Strategic
Income Fund

11,818,108
12,546,980
13,233,258

Exchange Reserve Fund

448,925
442,557
326,309

High Income Fund

4,506,352
5,646,405
7,363,535

Municipal High Income
Fund

3,771,279
3,395,338
3,103,442

Total Return Bond Fund(1)

N/A
N/A
378,792

Balanced Fund

8,094,511
6,431,624
5,097,517

____________________________
(1) 	Total Return Bond Fund waived $124,974 in management fees for the fiscal year ended July 31, 1998. The administrative fees have been included in the total for management fees.


	As compensation for administrative services, each Fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the Fund's average daily net assets. For the periods shown below, the Funds paid administrative fees to MMC:




For the Fiscal Year Ended July 31:
Fund

1996
1997
1998

Convertible Fund

$167,177
$195,865
$266,265

Diversified Strategic
Income Fund

5,252,493
5,576,436
5,881,448

Exchange Reserve Fund

299,283
295,038
217,539

High Income Fund

1,802,541
2,258,562
2,945,414

Municipal High Income
Fund

1,885,640
1,697,669
1,551,721

Total Return Bond Fund*
N/A
N/A
N/A

Balanced Fund

3,597,560
2,858,500
2,265,563

___________________________
*	The administrative fees have been included in the total for
management fees.



	For the fiscal years ended July 31, 1996, 1997 and 1998,
Diversified Strategic Income Fund paid Global Capital Management sub-investment advisory fees of $2,626,246, $2,788,218 and $2,940,724, respectively.

	Each Investment Adviser and MMC, as administrator, have agreed that if in any fiscal year the aggregate expenses of the Fund that it serves (including fees payable pursuant to its Advisory Agreement and Administration Agreement, but excluding interest, taxes, brokerage, distribution and service fees and, if permitted by the relevant state securities commission, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Investment Adviser and MMC will, to the extent required by state law, reduce their fees by the amount of such excess expenses, such amount to be allocated between them in the proportion that their respective fees bear to the aggregate of the fees paid by the Fund. Such fee reduction, if any, will be estimated and reconciled on a monthly basis. The most restrictive state expense limitation applicable to any Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the average daily net assets and 1.5% of the remaining average daily net assets of the Fund. No such fee reduction was required for the fiscal years ended July 31, 1996, 1997 and 1998.

	The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Trust.

Counsel and Auditors

	Willkie Farr & Gallagher serves as legal counsel to the Trust. The Trustees who are not "interested persons" of the Fund have selected Stroock & Stroock & Lavan, LLP as their legal counsel.

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154 has been selected as the Trust's independent auditor to examine and report on the Trust's financial statements and highlights for the fiscal year ending July 31, 1999.

	In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued except upon specific request made by a shareholder to First Data. First Data maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants.

	Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

	The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to such investments, policies and strategies.

	U.S. Government Securities (All Funds). United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

	Bank Obligations (All Funds). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

	Obligations of foreign branches of U.S. banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

	Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

	In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, a Fund's Investment Adviser will carefully evaluate such investments on a case-by-case basis.

	The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the Funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

	Ratings as Investment Criteria (All Funds). In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective Investment Advisers and/or Sub-Investment Advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

	Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's Investment Adviser and/or Sub-Investment Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

	When-Issued Securities and Delayed-Delivery Transactions (Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds). To secure an advantageous price or yield, these Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. A Fund will enter into such transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

	U.S. government securities and Municipal Securities (as defined below) are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities and Municipal Securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

	In the case of the purchase of securities on a when-issued or delayed-delivery basis by a Fund, the Fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).

	Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Balanced Funds). These Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of a Fund's total assets taken at value, except Total Return Bond Fund, which may lend its portfolio securities to the fullest extent allowed under the 1940 Act. A Fund will not lend portfolio securities to Salomon Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."

	By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned:
(a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Fund's Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.

	Medium-, Low- and Unrated Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds). The Fund may invest in medium- or low- rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

	While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher- rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

	Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

	Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	In light of the risks described above, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

	Options on Securities (Convertible, Diversified Strategic Income, High Income, and Balanced Funds). These Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

	The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

	Options written by a Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund with option-writing authority may write (a) in-the-money call options when its Investment Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Investment Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Investment Adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

	So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

	The Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options.

	"Spread" options are dependent upon the difference between the price of two securities or futures contracts. "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. "Knock-in" options only have value if the price of the underlying asset reaches a trigger level. "Average rate" or "Look-back" options are options where the option's strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

	The Diversified Strategic Income Fund may utilize up to 15% of its assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time. In purchasing options on securities, the Fund will trade only with counterparties of high status in terms of credit quality and commitment to the market.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Clearing Corporation. The Funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

	A Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

	Although a Fund generally will purchase or write only those options for which its Investment Adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds with authority to engage in options transactions, and other clients of their respective Investment Advisers and certain of their affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

	In the case of options that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

	Additional risks exist with respect to certain of U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

	Stock Index Options (Balanced Fund). These Funds may purchase and write put and call options on U.S. stock indexes listed on U.S.
exchanges for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

	Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

	The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Balanced Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its Investment Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

	The Balanced Fund will engage in stock index options transactions only when determined by their respective Investment Advisers to be consistent with the Funds' efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, it will establish a segregated account in the name of the Fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.

	Mortgage-Related Securities (Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds). The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

	Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

	Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, Diversified Strategic Income Fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

	Currency Transactions (Diversified Strategic Income and High Income Funds). The Funds' dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods:
(a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

	At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

	Foreign Currency Options (Diversified Strategic Income and High Income Funds) The High Income Fund may only purchase put and call options on foreign currencies, whereas the Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

	The Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

	Foreign Government Securities (Diversified Strategic Income Fund and High Income Fund). Among the foreign government securities in which the Fund may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

	Non-Taxable Municipal Securities (Municipal High Income Fund). Non-taxable Municipal securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

	Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

	Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund proposes to purchase either (a) municipal leases rated in the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the Fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the Fund.

	Taxable Municipal Securities. (Total Return Bond Fund). The Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the Fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

	Temporary Investments (Municipal High Income Fund). When Municipal High Income Fund is maintaining a defensive position it may invest in short-term investments ("Temporary Investments") consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody's or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody's or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody's at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities; (ii) other debt securities rated within the four highest grades by Moody's or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the Fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy in anticipation of a market decline. The
Fund, however, intends to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of shares of the Fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

	Futures Activities (Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Balanced Funds). These Funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a Fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when the Fund's Investment Adviser anticipates an extreme change in interest rates or market conditions. See "Taxes" below.

	Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income Total Return Bond Fund and Balanced Funds). The Funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the Fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the Fund would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the Fund.

	The Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

	When deemed advisable by MMC, the Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the Fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the Fund. The Fund may hedge up to 50% of its assets using futures contracts or related options transactions.

	No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will terminate the Fund's existing position in the contract.

	Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its Investment Adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

	Although the Funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

	If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

	Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the option.

	Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a Fund's Investment Adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an Investment Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

	Foreign Investments (Convertible, Diversified Strategic Income, High Income and Balanced Funds). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the Fund will be investing in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

	The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

	Many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

	Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

	The interest payable on the Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

	The Fund may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

	Short Sales (Balanced Fund). Balanced Fund may, from time to time, sell securities short but the value of securities sold short will not exceed 5% of the value of the Fund's assets. In addition, the Fund may not (a) sell short the securities of a single issuer to the extent of more than 2% of the value of the Fund's net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.
A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

	When the Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

	The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities, equity securities or debt securities of any grade, providing such securities have been determined by the Investment Adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between the market value of the securities at the time they were sold short and the value of any assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily such that the amount deposited in the account plus the amount deposited with the broker, not including the proceeds from the short sale, will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

	Short Sales Against the Box (Convertible and Balanced Funds). These Funds may enter into a short sale of common stock such that, when the short position is open, the Fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A Fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although a Fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Investment Restrictions

The Trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the Funds, which, under the terms of the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 16 may be changed by vote of a majority of the Board of Trustees at any time.

	The investment policies adopted by the Trust prohibit a Fund from:

1.	Investing in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrowing money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.
To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

5. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box" and for the Balanced Fund which may make short sales or maintain a short position to the extent of
5% of its net assets).   For purposes of this restriction the
deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

6. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.	Purchasing or selling real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.	Investing in oil, gas or other mineral exploration or
development programs, except that the Convertible, Diversified Strategic Income, Balanced and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

10.	Writing or selling puts, calls, straddles, spreads or
combinations thereof, except, with respect to Funds other than Exchange Reserve Fund, as permitted under the Fund's investment objective and policies.

11.	With respect to all Funds except the Exchange Reserve Fund,
purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 10% or, in the case of the High Income and Diversified Strategic Income Funds, 15% of the total assets of the Fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933 Act will not be subject to this restriction

12	Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; provided that, in the case of private activity bonds purchased for Municipal High
Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

13.	Making investments for the purpose of exercising control or
management.

14.	Purchasing or retaining securities of any company if, to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer or director of an Investment Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

15.	Investing in warrants other than those acquired by the Fund as part of a unit or attached to securities at the time of purchase (except as permitted under a Fund's investment objective and policies) if, as a result, the investments
(valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. At no time may more than 2% of the Fund's net assets be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

16.	With respect to Balanced Fund, purchasing in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

	The Trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the Fund from:

1.	Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.	Investing more than 10% of its assets in variable rate master demand notes providing for settlement upon more than seven days' notice by the Fund.

Portfolio Turnover

	The Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

	Under certain market conditions, a Fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a one-year period. A Fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

	Certain other practices which may be employed by a Fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Fund's Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


	For the fiscal years ended July 31, 1996, 1997 and 1998, the portfolio turnover rates were as follows:



For the Fiscal Year Ended
July 31:

Fund
1996
1997
1998




Convertible Fund

59%
57%
49%

Diversified Strategic
Income Fund

90
85
128

High Income Fund

72
78
102

Municipal High Income
Fund

44
51
84

Total Return Bond Fund

N/A
N/A
0

Balanced Fund

58
45
110

<R/>
For regulatory purposes, the turnover rate of Exchange Reserve Fund is zero.

Portfolio Transactions

Most of the purchases and sales of securities by a Fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a Fund are made by its Investment Adviser, who is also responsible for placing these transactions subject to the overall review of the Board of Trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the Fund are made by MMC, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Global Capital Management. Although investment decisions for each Fund are made independently from those of the other accounts managed by its Investment Adviser, investments of the type that the Fund may make also may be made by those other accounts. When a Fund and one or more other accounts managed by its Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a Fund, or the size of the position obtained or disposed of by the Fund.

	Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each Fund's payment of brokerage commissions:


Total Brokerage Commissions Paid



Fiscal
Year

Convertible Fund

High
Income
Fund

Balanced
Fund

Diversified
Strategic
Income Fund

Total
Return
Bond
Fund

1996

$16,920
$32,621
$2,446,072
$50,196
N/A

1996*
--
--
--
--
N/A

1997
--
--
138,150
--
N/A



1998
23,753
34,725
2,187,80
5
20,200
--

Brokerage Commissions Paid to Salomon Smith Barney


Fiscal
Year

Convertible Fund

High
Income
Fund

Balanced
Fund

Diversified
Strategic
Income Fund

Total
Return
Bond
Fund

1996
--
--
91,818
--
N/A

1996*
--
--
--
--
N/A

1997
--
--
138,150
--
N/A

1998
--
--
139,236
--
--


% of Total Brokerage Commissions Paid to Salomon Smith Barney


Fiscal
Year

Convertible Fund

High
Income
Fund

Balanced
Fund

Diversified
Strategic
Income Fund

Total
Return
Bond
Fund

1996
--
--
 3.75%
--
N/A

1996*
--
--
--
--
N/A

1997
--
--
6.60
--
N/A


1998
--
--
6.36
--
--


% of Total Dollar Amount of Transactions Involving Commissions Paid to Salomon Smith Barney


Fiscal
Year

Convertible Fund

High
Income
Fund

Balanced
Fund

Diversified
Strategic
Income Fund

Total
Return
Bond
Fund

1996
--
--
2.72%
--
N/A

1996*
--
--
--
--
N/A

1997
--
--
5.85
--
N/A

1998
--
--
6.54
--
--

*  For the period from August 1, 1996 through December 31, 1996.

	In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Fund's Investment Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each Investment Adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and an Investment Adviser authorizes the Investment Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. The fees under the Advisory Agreements and the Sub-Advisory and/or Administration Agreements are not reduced by reason of their receiving such brokerage and research services. Further, Salomon Smith Barney will not participate in commissions brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust's Board of Trustees periodically will review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Trust.

	To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Trustees has determined that transactions for a Fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Fund's Investment Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Salomon Smith Barney may directly execute such transactions for the Funds on the floor of any national securities exchange, provided (a) the Trust's Board of Trustees has expressly authorized Salomon Smith Barney to effect such transactions, and (b) Salomon Smith Barney annually advises the Trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

	The Funds may use Salomon Smith Barney as a commodities broker in connection with entering into futures contracts and options on futures contracts. Salomon Smith Barney has agreed to charge the Funds commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.


PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectuses applies to purchases made by any "purchaser", which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act;
(e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an Investment Adviser registered with the SEC under the Investment Advisers Act of 1940) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.



Combined Right of Accumulation

Reduced sales charges, in accordance with the schedules in the Prospectuses, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the relevant Fund and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any "purchaser" (as defined above) is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Trust reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the rights of accumulation, shareholders should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Prices

The Trust offers shares of the Funds to the public on a continuous basis. The public offering price for a Class A, Class Y and Class Z share of a Fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge. The public offering price for a Class B (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B, Class L and Class O shares and of Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Funds' financial statements incorporated by reference in their entirety into this Statement of Additional Information.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in its Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

	Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trust may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

	Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Fund at the same time he or she is participating in the Withdrawal Plan with respect to that Fund, purchases by such shareholders of additional shares in the Fund in amounts less than $5,000 will not ordinarily be permitted.

	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates of the Fund from which withdrawals will be made with First Data, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. All applications for participation in the Withdrawal Plan must be received by First Data as Plan Agent no later than the eighth day of each month to be eligible for participation beginning with that month's withdrawal. For additional information regarding the Withdrawal Plan, contact your Salomon Smith Barney Financial Consultant.

DISTRIBUTOR

	CFBDS serves as the Trust's distributor on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement").

	When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Salomon Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant Fund and the Salomon Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Trust's Board of Trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   	For the fiscal year ended July 31, 1998, Salomon Smith Barney and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney or PFS Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney and/or PFS expenses incurred in the distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Salomon Smith Barney and/or PFS are expressed in the following table:




Fund Name

Financial
Consultant
Compensation


Branch
Expenses


Advertising
Expenses


Printing
Expenses


Interest
Expenses


Other
Expenses

Div.
Strat.

$12,436,072
$8,959,209
$966,299
$168,014
$412,185
$10,505,708

Balanced

90,235

3,559,360
  195,177

66,243

(61,163)

3,759,617

High
Income

6,034,688

3,573,384
  430,209

47,639

211,863

4,263,094

Muni High

603,894

1,333,426
  133,180

38,047

825

1,505,478

Convertible

164,695

239,557
 17,098

2,858

3,038

262,550
Ex.
Reserve
--

146,365
 --

9,149

(26,919)

128,594
Total
Return

6,229,612

1,010,375
  138,608

612

117,941

1,267,536

Distribution Arrangements

   	Shares of the Trust are sold on a best efforts basis by CFBDS as sales agent of the Trust pursuant to the Distribution Agreement. To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund, except Exchange Reserve Fund, pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the Fund's average daily net assets attributable to its Class A, Class B, Class L and Class O shares. In addition, each Fund except the Exchange Reserve
Fund, pays Salomon Smith Barney, with respect to its Class B, Class L and Class O shares, a distribution fee. The Exchange Reserve Fund pays PFS a distribution fee with respect to its Class B shares. The distribution fee is primarily intended to compensate Salomon Salomon Smith Barney and/or PFS for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares of each Fund and 0.45% for Class L shares, except the Smith Barney Balanced Fund and the Smith Barney Convertible Fund (0.50% for Class L shares in the case of Exchange Reserve Fund and 0.55% for Class L shares in the case of Municipal High Fund) of the value of a Fund's average daily net assets attributable to the shares of the respective Class. For the Smith Barney Convertible Fund and the Smith Barney Balanced Fund, Class L and Class O shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.75% for Class L shares and 0.45% for Class O shares.


	For the fiscal years ended July 31, 1998, Salomon Smith Barney received $57,460,253, in the aggregate from the Trust under the Plan.

	The following expenses were incurred during the periods indicated:

Initial Sales Charges  (paid to Salomon Smith Barney).


Class A


For the Fiscal Year Ended July 31:

Fund
1996
1997
1998

Convertible Fund
 $49,000
 $19,000
 $19,000

Diversified Strategic
Income Fund

792,000
  983,000
1,344,000

High Income Fund

593,000
  726,000
1,571,000

Municipal High Income
Fund

47,000
46,000
70,000

Total Return Bond Fund

N/A
N/A
1,146,000

Balanced Fund

228,000
 55,000
 68,000




Class L


For the Fiscal Year Ended July 31:

Fund
1996
1997
1998

Convertible Fund

N/A
N/A

$2,000

Diversified Strategic
Income Fund

N/A
N/A

78,000

High Income Fund

N/A
N/A

112,000

Municipal High Income
Fund

N/A
N/A

3,000

Total Return Bond Fund
N/A
N/A

21,000

Balanced Fund

N/A
N/A

4,000


CDSC (paid to Salomon Smith Barney)


Class A

For the Fiscal Year Ended July 31:



Fund

1998

Convertible Fund
N/A

Diversified Strategic Income Fund

23,000

Exchange Reserve Fund

N/A

High Income Fund

12,000

Municipal High Income Fund

N/A

Total Return Bond Fund

1,000

Balanced Fund

N/A


Class B


For the Fiscal Year Ended July 31:

Fund
1996
1997
1998

Convertible Fund

$95,000
$59,000
$50,000

Diversified Strategic Income Fund

4,015,000
2,858,000
2,494,000

Exchange Reserve Fund

765,000
618,000
349,000

High Income Fund

915,000
831,000
936,000

Municipal High Income Fund

929,000
525,000
231,000

Total Return Bond Fund

N/A
N/A
34,000

Balanced Fund

3,393,000
2,514,000
829,000




Class L

For the Fiscal Year Ended July 31:



Fund
1998

Convertible Fund
$0

Diversified Strategic Income Fund
35,000

Exchange Reserve Fund
N/A

High Income Fund
20,000

Municipal High Income Fund
0

Total Return Bond Fund
20,000

Balanced Fund
0



Class O

For the Fiscal Year Ended July 31:



Fund

1998

Balanced Fund
$1,000


Service Fees and Distribution Fees



For the Fiscal Year Ended July 31:

Fund
1996
1997
1998

Convertible Fund

$433,951
$413,173
$400,232

Diversified Strategic Income Fund

18,641,336
19,195,740
19,373,203

Exchange Reserve Fund

748,208
737,595
543,651

High Income Fund
4,893,170
5,818,152
7,255,916

Municipal High Income Fund

4,945,112
4,316,732
3,734,428

Total Return Bond Fund

N/A
N/A
329,050

Balanced Fund
12,152,329
9,205,137
7,016,893


Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by Salomon Smith Barney or PFS without shareholder approval, and all amendments of the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney and PFS will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.




VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by a Fund in valuing its assets.

	Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trust's Board of Trustees. In carrying out the Board's valuation policies, MMC, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Trust.

	Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by MMC, as administrator, after consultation with the Pricing Service approved by the Trust's Board of Trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.


EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A.	Class A and Class Y shares may exchange all or a portion of
their shares of the respective Class without imposition of any sales charge.

B.	Class A shares of any fund acquired by a previous exchange of shares purchased with a sales charge may be exchanged for Class
A shares of any of the other funds.

C.	Class B shares of any fund may be exchanged without a sales
charge. Class B shares of a Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.


D. Class L and Class O Shares may be exchanged with Class L shares of any of the other funds.


Dealers other than Salomon Smith Barney must notify First Data of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

	The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


PERFORMANCE DATA

From time to time, the Trust may quote the Funds' yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing each Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of Class A, Class B, Class L, Class O or Class Y, it will also disclose such information for the other Classes.


Yield

Exchange Reserve Fund. The current yield for the Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

   	For the seven-day period ended July 31, 1998, the annualized yield was 4.31% and 4.29% for Class B and Class C shares, respectively. The compound effective yield was 4.41% and 4.38% for Class B and Class C shares, respectively. As of July 31, 1998, the Fund's average portfolio maturity was 18 days.

    	Other Funds. The 30-day yield figure of a Fund other than Exchange Reserve Fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:


	YIELD =2[(a-b+1)^6)-1]
               Cd
regarding:

a = dividends and interest earned during the period.
b = expenses accrued for the period (net of waiver and reimbursement).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

	Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

The "average annual total return" figures for each Fund, other than Exchange Reserve Fund, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P(1+T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000.
T = 	average annual total return.
n = 	number of years.
ERV= 	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
(or fractional portion thereof), assuming reinvestment of all dividends and distributions.


	The average annual total returns with sales charges of the Fund's Class A shares were as follows for the periods indicated:


Fund*

One-Year
Period

Five-Year
Period

Since Inception

Convertible Fund

(3.13)%
8.25%
9.41%

Diversified Strategic
Income Fund

2.60
6.69
7.47

High Income Fund

3.92
8.57
10.47

Municipal High Income Fund

2.29
5.25
6.35

Total Return Bond Fund

N/A
N/A
(1.97)

Balanced Fund

10.85
7.58
9.53

	*Each Fund, except Total Return Bond Fund, commenced selling Class A shares on November 6, 1992. The Total Return Bond Fund commenced operations on February 27, 1998.


	The average annual total returns with CDSC (with fees waived) of the Fund's Class B shares were as follows for the periods indicated:


Fund

One-Year
Period

Five-Year
Period

Ten-Year
Period

Since
Inception

Convertible Fund (1)
(3.03)%
8.70%
9.00%
8.76%

Diversified Strategic Income
Fund (2)(6)

2.46
7.05
N/A
8.90

High Income Fund(3)(6)

3.87
8.91
9.15
9.32

Municipal High Income
Fund(4)(6)

1.53
5.43
7.43
8.17

Total Return Bond Fund(7)

N/A
N/A
N/A
(2.02)

Balanced Fund(5)

11.17
8.00
10.94
10.78

 (1) Fund commenced operations on September 9, 1986.
(2) Fund commenced operations on December 28, 1989.
(3) Fund commenced operations on September 2, 1986.
(4) Fund commenced operations on September 16, 1985.
(5) Fund commenced operations on March 28, 1988.
(6) Prior to November 6, 1992, the maximum CDSC imposed on redemptions was 5.00%.
(7) Fund commenced operations on January 21, 1998.


	The average annual total returns with sales charges (with fees waived) of the Fund's Class L shares were as follows for the periods indicated:




Fund

One-Year
Period

Five-Year
Period

Since Inception

Convertible Fund(3)

N/A
N/A
(2.69)%

Diversified Strategic
Income Fund (5)

5.04%
6.99%
7.16

High Income Fund (4)

6.31
N/A
11.40

Municipal High Income
Fund(2)

3.88
N/A
9.80

Total Return Bond Fund
N/A
N/A
0.44

Balanced Fund(6)

N/A
N/A
(4.19)

 (1)	The Fund commenced selling Class L shares (previously designated as Class C shares) on June 1, 1993.
(2)	The Fund commenced selling Class L shares (previously designated as
Class C shares) on November 17, 1994.
(3)	The Fund commenced selling Class L shares on June 15, 1998.
(4)	The Fund commenced selling Class L shares (previously designated as
Class C shares) on August 24, 1994.
(5)	The Fund commenced selling Class L shares (previously designated as
Class C shares) on March 19, 1993.
(6)	The Fund commenced selling Class L shares on June 15, 1998.


	The average annual total returns with sales charges (with fees waived) of the Fund's Class O shares were as follows for the periods indicated:


Fund

One-Year
Period

Five-Year
Period

Since Inception

Convertible Fund(1)

0.62%
N/A
12.21%

Balanced Fund(2)

15.19
8.17
8.95

 (1)	The Fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
(2) The Fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.

	The average annual total returns (with fees waived) of the Fund's Class Y shares were as follows for the periods indicated:


Fund

One-Year
Period

Five-Year
Period

Since Inception
Convertible Fund(1)

2.42%
N/A
11.09%

Diversified Strategic
Income Fund (2)

7.96
N/A
9.35

High Income Fund (3)

9.18
N/A
11.56

Balanced Fund(4)

16.67
N/A
12.22

 (1)	The Fund commenced selling Class Y shares on February 7, 1996.
(2)	The Fund commenced selling Class Y shares on October 10, 1995.
(3)	The Fund commenced selling Class Y shares on April 28, 1995.
(4)	The Fund commenced selling Class Y shares on October 9, 1995.


	The average annual total returns (with fees waived) of the Fund's Class Z shares were as follows for the periods indicated:


Fund

One-Year
Period

Five-Year
Period

Since Inception

Diversified Strategic
Income Fund (1)

7.78%
8.05%
8.68%

High Income Fund (2)
9.33
9.88
11.65

Balanced Fund(3)

17.08
9.01
10.84

 (1)	The Fund commenced selling Class Z shares on November 6, 1992.
(2)	The Fund commenced selling Class Z shares on November 6, 1992.
(3)	The Fund commenced selling Class Z shares on November 6, 1992.

	A Class' total return figures calculated in accordance with the above formula assume that the maximum sales charge or maximum applicable CDSC, as the case may be, has been deducted for the hypothetical $1,000 initial investment at the time of purchase.

	It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

	A Class' performance will vary from time to time depending upon market conditions, the composition of the relevant Fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Trust and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in any Fund of the Trust.

Tax Status of the Funds

Each Fund will be treated as a separate taxable entity for Federal income tax purposes.

	Each Fund has qualified and the Trust intends that each Fund continue to qualify separately each year as a "regulated investment company" under the Code. A qualified Fund will not be liable for Federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Fund distributes at least 90% of its net investment income. One of the several requirements for qualification is that a Fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of equity or debt securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's investment in such stock, securities, or currencies. The Trust does not expect any Fund to have difficulty meeting this test.

Taxation of Investment by the Funds

Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the Fund has held the securities for more than one year. Gains or losses on sales of securities held for not more than one year generally will be short-term. If a Fund acquires a debt security at a substantial discount, a portion of any gain upon sale or redemption will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued market discount.

	Options and Futures Transactions. The tax consequences of options transactions entered into by a Fund will vary depending on the nature of the underlying security, whether the option is written or purchased, and whether the "straddle" rules, discussed separately below, apply to the transaction. When a Fund writes a call or put option on an equity or convertible debt security, it will receive a premium that will, subject to the straddle rules, be treated as follows for tax purposes. If the option expires unexercised, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be a short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as a part of a straddle may be treated as long-term capital loss. If a call option written by a Fund is exercised, the Fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a Fund is exercised, the amount of the premium will reduce the tax basis of the security that the Fund then purchases.

	If a put or call option that a Fund has purchased on an equity or convertible debt security expires unexercised, the Fund will realize capital loss equal to the cost of the option. If the Fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term, depending on the Fund's holding period in the option. If the Fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the Fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the Fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

	One or more Funds may invest in section 1256 contracts, and the Code imposes a special "mark-to-market" system for taxing these contracts. These contracts generally include options on non-convertible debt securities (including United States government securities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency and options on foreign currency futures will qualify as "section 1256" contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. Generally, most of the foreign currency options and foreign currency futures and related options in which certain Funds may invest will qualify as section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes. Provided that section 1256 contracts are held as capital assets and are not part of a straddle, both the realized and the unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions actually are held by a Fund.

	Straddles. While the mark-to-market system is limited to section 1256 contracts, the Code contains other rules applicable to transactions which create positions which offset positions in section 1256 or other investment contracts. Those rules, applicable to "straddle" transactions, are intended to eliminate any special tax advantages for such transactions. "Straddles" are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a Fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the Fund, such as the underlying security (or vice versa) and, therefore, whether the Fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a Fund may be treated as not creating a straddle). Also, the forward currency contracts entered into by a Fund may result in the creation of "straddles" for Federal income tax purposes.

	If two (or more) positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to re-characterize long-term gain as short-term gain, or to re-characterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by a Fund, losses realized by the Fund may be either deferred or re-characterized as long-term losses, and long-term gains realized by the Fund may be converted to short-term gains.

	If a Fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If a Fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the "60%/40%" mark-to-market rules. If any such election is made, the amount, the nature (as long-or short-term) and the timing of the recognition of the Fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

	Constructive Sales. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") at the time it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

	Section 988. Foreign currency gain or loss from transactions in
(a) bank forward contracts not traded in the interbank market and (b) futures contracts traded on a foreign exchange may be treated as ordinary income or loss under the Code section 988. A Fund may elect to have section 988 apply to section 1256 contracts. Pursuant to that election, foreign currency gain or loss from these transactions would be treated entirely as ordinary income or loss when realized. A Fund will make the election necessary to gain such treatment if the election is otherwise in the best interests of the Fund.

Taxation of the Trust's Shareholders

Dividends paid by a Fund from investment income and distributions of short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the shareholder has held his or her shares of the Fund. A portion of long-term capital gains (including such gains attributable to the 60% long-term gains portion of gains on Section 1256 contracts) may be designated as eligible for the 20% maximum capital gains tax rate on gains realized by individuals from capital assets held for more than 18 months.

	Dividends of investment income (but not capital gains) from any Fund generally will qualify for the Federal dividends-received deduction for domestic corporate shareholders to the extent that such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations. If securities held by a Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

	If a shareholder (a) incurs a sales charge in acquiring or redeeming Fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, or (c) acquires within 90 days of the redemption, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

	Capital Gains Distribution. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on such redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

	Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of Trust shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

	Municipal High Income Fund. Because the Municipal High Income Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes. If a shareholder redeems or exchanges shares of the Fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the dividend received. Also, that portion of any dividend from the Fund which represents income from private activity bonds other than those issued for charitable, educational and certain other purposes held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a person "related" to a substantial user. Investors should consult their own tax advisors to see whether they may be substantial users or related persons with respect to a facility financed by bonds in which the Fund may invest. Moreover, investors receiving social security or certain other retirement benefits should be aware that tax-exempt interest received from the Fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to tax. If the Fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the actual taxable income bears to the total investment income earned during the period for which the dividend is paid. The percentage of each dividend designated as taxable, if any, may, therefore, vary. Dividends derived from interest from Municipal Securities which are exempt from Federal tax also may be exempt from personal income taxes in the state where the issuer is located, but in most cases will not be exempt under the tax laws of other states or local authorities. Annual statements will set forth the amount of interest from Municipal Securities earned by the Fund in each state or possession in which issuers of portfolio securities are located.


ADDITIONAL INFORMATION

	The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the "Trust Agreement"). The Trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH
Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively.

	PNC Bank is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, and serves as the custodian for each of the Funds, except Diversified Strategic Income Fund. Chase, located at Chase MetroTech Center, Brooklyn, NY 11245, serves as the custodian for Diversified Strategic Income Fund. Under their respective custodian agreements with the respective Funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate Fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

	First Data is located at Exchange Place, Boston, Massachusetts 02109, and serves as the Trust's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by each Fund. For these services First Data receives from each Fund a monthly fee computed on the basis of the number of shareholder accounts maintained during the year for each Fund and is reimbursed for certain out-of-pocket expenses.


VOTING RIGHTS

	The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the Trustees have been elected by the shareholders of the Fund. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Fund may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class O, Class L and Class Y shares of a Fund, if any, represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a Fund would be voted upon only by shareholders of the Fund involved. Additionally, approval of each Fund's Investment Advisory Agreement is a matter to be determined separately by that Fund. Approval of a proposal by the shareholders of one Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As of November 6, 1998, the following shareholders beneficially owned 5% or more of a class of shares of a Fund:

High Income Fund - Class Y

Smith Barney Concert Series, Inc.
Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 6,702,935.779 (33.98%) shares

Smith Barney Concert Series, Inc.
High Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 5,148,496.717 (26.10%) shares

Byrd & Co.
First Union National Bank
Taxable Account
Attn: Diane Pilegg
Mutual Funds DVD Proc. #PA4905
530 Walnut Street
Philadelphia, PA 19106-3620
Owned 2,271,447.367 (11.52%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,371,711.234 (6.95%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,230,335.484 (6.24%) shares

Byrd & Co.
First Union National Bank
Taxable Account
Attn: Diane Pilegg
Mutual Funds DVD Proc. #PA4905
530 Walnut Street
Philadelphia, PA 19106-3620
Owned 1,099,252.743 (5.57%) shares

High Income Fund- Class Z

Ennis D. Robertson
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884-3225
owned 4,219.858 (45.75%) shares


Ennis D. Robertson
Smith Barney Inc. IRA Custodian
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884-3225
owned 4,032.265 (43.71%) shares

Michael A. Blum
Smith Barney Inc. Rollover Custodian
235 East 22nd Street, Apt. 101
New York, NY 10010-4637
owned 967.568 (10.49%) shares

Municipal High Income Fund - Class L

Margaret C. Glass
311 Louise Drive
Lafayette, LA 70506-3239
owned 8,933.416 (6.90%) shares

Joann Donovan
Separate Property
5302 Yarwell Dr.
Houston, TX 77096
owned  8,210.854 (6.35%) shares

Avery Brighton
Mason Flinn Trustees
Larsen Flinn TR 12/16/76
852 Navesink River Road
Locust, NJ 07760
owned 7,143.188 (5.52%) shares

Avery Brighton
Larsen Flinn Trustees
Mason Flinn TR 12/16/76
852 Navesink River Road
Locust, NJ 07760
owned 7,143.188 (5.52%) shares

Mason Flinn
Larsen Flinn Trustees
Avery Flinn Family TR 12/16/76
852 Navesink River Road
Locust, NJ 07760
owned 7,143.188 (5.52%) shares


Terrance Winkler TTEE
FBO Terrance Winkler
UAD 5/29/87
C/o Insurance Brokers Ser. Inc.
20 N. Wacker Drive, 40th  Floor
Chicago, Il 60606
Owned 6,904.292 (5.34%) shares

Katherine C. Ellis TTEE
UWD Robert J. Ellis
7580 Spalding Lane
Atlanta, GA 30350
Owned 6,802.927 (5.26%) shares

Balanced Fund- Class L

Roy G. Childers Sr.
Smith Barney Inc. IRA Custodian
559 Vaughan Drive
Satsuma, AL 36572-2861
Owned 23,843.047 (16.05%) shares

Dorothy M Burns
Smith Barney Inc. IRA custodian
21257 Westover Circle
Riverside, CA 92518-2922
Owned 15,916.06 (10.71%) shares

Balanced Fund Class Z

Citibank NA, Custodian
Smith Barney Shearson 401(k) Savings Plan
Smith Barney Account
Attn: Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 877,093.853 (95.53%) shares

Convertible Fund - Class L

Harold Egon Gottschalk Jr.
And Barbara Gottschalk
Community Property
11603 Osage Trail
Lakeside, CA 92040
Owned 3,409.697 (15.32%) shares

Raymond Trudeau
Smith Barney Inc. IRA Custodian
99 Plummer Hill Road
Belmont, NH 03220-5811
Owned 2,906.239(13.06%) shares

James Kononuk
Smith Barney Inc. Rollover Cust.
130 K 6th Street
North Arlington, NJ 07031
Owned 2,783.765 (12.51%) shares

Harold A. Savage
Smith Barney Inc. IRA Custodian
2108 Ludwick Drive
Maryville, TN 37803
Owned 1,727.101 (7.76%) shares

Wilmer L. Keiser
Betty L. Keiser TTEES
The Keiser Family Trust
UAD 4/1/97
13060 Metcalf, Apt. 303
Overland Park, KS 66213
Owned 1,641.497(7.38%) shares

Rudolph B. and Helen E. Grom
UAD 5/11/92
Rudolph B. & Helen Grom Trust
13627 W. Pyracantha Dr.
Sun City West, AZ 85375
Owned 1,601.537 (7.20%) shares

George K. Stoltenberg
Smith Barney Inc. KEO PS Cust.
44 Church St.
Apt. 3
Burlington, VT 05401
Owned 1,372.171(6.17%) shares

Jay Burgess TRS
FBO Jay G. Burgess
UAD 7/23/85
3061 N. Southern Hills Ave.
Wadsworth, IL 60083
Owned 1,151.401 (5.17%)shares

Marjorie C. Gilmore
Smith Barney Inc. IRA Custodian
1055 West River Road
Grand Island, NY 14072
Owned 1,115.854(5.01%) shares




Convertible Fund - Class O

Norman O. Davis and Karen J. Davis, Trustees
Davis Trust 1995 u/a/d 10/18/95
5280 Via Ester
Yorba Linda, CA 92686-4530
owned 6,862.065 (8.74%) shares

C. Travis Hedemann
2115 Lexington
Houston, TX 77254-0303
owned 4,447.162 (5.66%) shares

Convertible Fund - Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 3,123,029.234 (61.01%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 863,496.605 (16.87%) shares

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 671,129.248 (13.11%) shares

Diversified Strategic Income Fund Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 9,225,586.838(52.88%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 3,302,383.059 (18.93%) shares


Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,992,220.376 (11.42%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,833,945.945 (10.51%) shares


Diversified Strategic Income Fund Class Z

Citibank NA, Custodian
Smith Barney Shearson 401(k) Savings Plan
Smith Barney Account
Attn: Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 2,631,963.692 (99.99%) shares


FINANCIAL STATEMENTS

The Funds' Annual Reports for the fiscal year ended July 31, 1998
(accompany this Statement of Additional Information and are incorporated herein by reference in their entirety.


APPENDIX

Description of Ratings

Description of S&P Corporate Bond Ratings

AAA

	Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC

	Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

Aaa

	Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

	Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B

	Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

	Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA

	Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

	General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

	Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

	High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

	Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

	General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

	Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

	Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

	General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

	Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.



BB, B, CCC and CC

	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C

	The rating C is reserved for income bonds on which no interest is being paid.

D

	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

	S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.


Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

Aaa

	Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterize bonds in this class.

B

	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade
(VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

	The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

	Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic and financial conditions.

	Thomson BankWatch employs the rating "TBW-1" as its highest category, which indicates that the degree of safety regarding timely repayment of principal and interest is very strong. "TBW-2" is its second highest rating category. While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

	Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

	Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

	Various NRSROs utilize rankings within ratings categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.




						Smith Barney
						INCOME FUNDS





						Statement of
   						Additional Information
November 27, 1998


Convertible Fund

Diversified Strategic Income Fund

Exchange Reserve Fund

High Income Fund

Municipal High Income Fund

Total Return Bond Fund

Balanced Fund




Smith Barney
Income Funds
388 Greenwich Street
New York, New York 10013					SALOMON SMITH BARNEY
								A Member of  CitiGroup


FD 01217     11/98



The Statement of Additional Information of the Premium Total Return Fund, a Series of the Smith Barney Income Funds, filed on April 24, 1998 with Post-Effective Amendment No. 48 to the Fund's Registration Statement on form N-1A (Accession No. 0000091155-98-000282) is incorporated by reference in its entirety.


SMITH BARNEY INCOME FUNDS

PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Included in Part A:

Financial Highlights

	Included in Part B:

The Registrant's Annual Reports for the fiscal year ended July 31, 1998 and the Report of Independent Auditors dated September 16, 1998 are incorporated by reference to the Definitive 30b2-1 filed on October 19, 1998 as Accession #0000091155-98-000627.


The Registrant's Annual Report (Smith Barney Premium Total Return Fund) for the fiscal year ended December 31, 1997 and the Report of Independent Auditors dated February 10, 1998 are incorporated by reference to the Definitive 30b2-1 filed on March 26, 1998 as Accession #0000091155-98-000200.


Included in Part C:

	Consent of Independent Auditors is filed herein.

(b)	Exhibits:

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the
Securities and Exchange Commission (the "SEC") on March 13, 1985
(File Nos. 2-96408 and 811-4254).

(1)	Registrant's First Amended and Restated Master Trust
Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No.
36.

(a)	Amendment to Registrant's Master Trust Agreement dated June
12, 1998 filed herein.


(2)	Registrant's By-Laws are incorporated by reference to the
Registration Statement.

(3)	Not Applicable.

(4)	Registrant's form of stock certificate for Smith Barney
Total Return Bond Fund Class A, Class B, Class C and Class
Y shares of beneficial interest is filed herewith.

(5)(a)    Transfer of Investment Advisory Agreements between the
Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund,
Smith Barney Utilities Fund, Smith Barney Convertible
Securities Fund, Smith Barney High Income Fund, Smith
Barney Tax-Exempt Income Fund and Smith Barney Exchange
Reserve Fund are incorporated by reference to Post-
Effective Amendment No. 40.

(b)	Investment Advisory Agreement between Registrant and Smith
Barney Strategy Advisers Inc. with respect to Smith Barney
Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration
Statement.

(c)	Form of Investment Management Agreement between Registrant
and Mutual Management Corp. with respect to Smith Barney
Total Return Bond Fund is filed herewith.

(d)	Sub-Investment Advisory Agreement among the Registrant,
Smith Barney Strategy Advisers, Inc. and Boston Partners
Asset Management, L.P. with respect to Smith Barney Premium
Total Return Fund is incorporated by reference to Post-
Effective Amendment No. 41 to the Registration Statement.

(e)	Sub-Investment Advisory Agreement between the Registrant
and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment
No. 40.

(6)(a)	Distribution Agreement between the Registrant and
Smith
Barney Inc. is incorporated by reference to the Post-
Effective Amendment No. 40.

(b)	Distribution Agreement between the Registrant and PFS
Distributors, Inc. is incorporated by reference to Post-
Effective Amendment No. 43 to the Registration Statement.

(c)	Distribution Agreement between the Registrant and
CFBDS, Inc. dated October 8, 1998 is filed herein.


(7)	Not Applicable.

(8)(a)   Custodian Agreement between the Registrant and PNC Bank,
National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(b)	A form of Custodian Agreement between the Registrant and
Chase Manhattan Bank is incorporated by reference to Post-
Effective Amendment No. 43 to the Registration Statement.

(9)(a) Administration Agreement between the Registrant and MMC is incorporated by reference to Post-Effective Amendment No.
40.

(b)	Transfer Agency and Registrar Agreement between the
Registrant and First Data Investor Services Group, Inc.,
(formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No.
40 to the Registration Statement.

(10)	Opinion of Counsel was filed with Registrant's 24f-2
Notice on February 25, 1997 as accession number
0000091155-97-000095.

(11)	Consent of Independent Auditors is filed herein.

(12)	Not applicable.

(13)	Not applicable.

(14)	Not applicable.

(15)(a)	Services and Distribution Plans pursuant to Rule
12b-1 between the Registrant on behalf of Smith Barney
Diversified Strategic Income Fund, Smith Barney Utilities
Fund, Smith Barney Convertible Securities Fund, Smith
Barney High Income Fund, Smith Barney Premium Total Return
Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney
Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(b)	Form of Amended and Restated Shareholder Services and
Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc.

(16)	Performance Data for Registrant is incorporated by
reference to Post-Effective Amendments No. 14, 15 and 30 to the Registration Statement filed on September 30, 1988,
December 30, 1988 and January 29, 1992, respectively.

(17)	Financial Data Schedule is filed herein.

(18)	Amended Plan pursuant to Rule 18f-3(d) is filed herein.

Item 25.  Persons Controlled by or Under Common Control with
Registrant

None.

Item 26.  Number of Holders of Securities


(1) Title of Class			(2) 	Number of Record
Holders
			 			by Class as of November 20,
1998

Beneficial Interest par value
$.001 per share


Fund	   Class A	  Class B	Class L	Class O	Class Y 	Class Z

Balanced
Fund 	   20,507	  47,968	168		492		2		3

Convertible
Fund	    3,022	   2,734	31		88		7		N/A

Diversified
Strategic
Income
Fund	  18,327	  95,624	6,518		N/A		8		3

Exchange
Reserve
Fund	     N/A	  5,951	785		N/A		N/A		N/A

High Income
Fund	    23,209	  36,895	4,904		N/A		11		4

Municipal
High Income
Fund	    7,329	  11,503	  79		N/A		1		N/A

Premium
Total
Return
Fund	    46,456	  156,310	1,874		8,005		9		N/A


Total Return
Bond Fund	1,864	   5,103	  1,347	N/A 		1		N/A




Item 27.  Indemnification

The response to this item is incorporated by reference to Registrant's
Post-Effective Amendment No. 2 to the Registration Statement.

Item 28.  (a)  Business and Other Connections of Investment
Adviser


Investment Adviser - Mutual Management Corp. ("MMC")

MMC, formerly known as Smith Barney Mutual Funds Management
Inc., was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon
Smith Barney Holdings Inc. ("Holdings") (formerly known as Smith
Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup ("Citigroup"). MMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 28 of officers and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by MMC pursuant to the Advisers Act (SEC File No. 801-14437).


Investment Adviser - Smith Barney Strategy Advisers Inc. ("Strategy Advisers") Strategy Advisers was incorporated on October 22, 1986 under the laws of the State of Delaware. On June 1, 1994, Strategy
Advisers changed its name from Smith Barney-Shearson Strategy
Advisers Inc. to its current name. Strategy Advisers is a wholly owned subsidiary of MMC. Strategy Advisers is registered as an investment adviser under the Investment Advisers Act of 1940
(the "Advisers Act"). Strategy Advisers is also registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator under the Commodity Exchange Act (the
"CEA"), and is a member of the National Futures Association (the
"NFA").

The list required by this Item 28 of officers and directors of MMC and Strategy Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, in incorporated b reference to Schedules A and D of FORM ADV filed by MMC on behalf of Strategy Advisers pursuant to the Advisers Act (SEC File No. 801-8314).


Sub-Investment Adviser - Boston Partners Asset Management, L.P.
("Boston Partners")

Boston Partners was organized in April, 1995 under the laws of the State of Delaware as a Limited Partnership and provides a comprehensive range of financial products and services in domestic and selected international markets. Boston Partners is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act") and provides investment advice to endowment plans, Taft Hartley Health and Welfare Plans, VEBAS and institutional clients. It also serves as investment adviser and sub-investment adviser to other investment companies.

The list required by this Item 28 of officers and directors of Boston Partners, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by Boston Partners pursuant to the Advisers Act (SEC File No. 801-49059).

Sub-Investment Adviser - Smith Barney Global Capital Management
Inc. ("SBGCM") SBGCM was incorporated on January 22, 1988 under the laws of the State of Delaware. SBGCM is an indirect wholly owned subsidiary of Holdings. SBGCM is an investment adviser registered with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organization Limited in the United Kingdom. SBGCM conducts its operations primarily in the United Kingdom.

The list required by this Item 28 of officers and directors of SBGCM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBGCM pursuant to the Advisers Act (SEC File No. 801-31824).

Item 29.  Principal Underwriters

(a) CFBDS, Inc. the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Concert Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, CFBDS, Inc. is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Cash Reserves, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Balanced Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500, CitiFunds(SM) Small Cap Growth VIP Portfolio, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, and CitiSelect(R) Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

In addition, CFBDS Inc. is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc, Salomon Brothers Variable Series Funds Inc

(b)	The information required by this Item 29 with respect to
each director and officer of CFBDS, Inc. is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

(c)	not applicable


Item 30.  Location of Accounts and Records

(1)	Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013


(2)	Smith Barney Income Funds
388 Greenwich Street
New York, New York  10013


(3)	Mutual Management Corp.
388 Greenwich Street
New York, New York  10013


(4)	Boston Partners Asset Management, L.P.
One Financial Center
43rd floor
Boston, Massachusetts  02111

(5)	Smith Barney Global Capital Management Inc.
10 Piccadilly
London W1V 9LA
England

(6)	PNC Bank, National Association
17th and Chestnut Streets
Philadelphia, PA  19103

(7)	First Data Investor Services Group, Inc.
One Exchange Place
Boston, Massachusetts  02109

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

(a) Not applicable.

(b) Not applicable.

(c)	Registrant undertakes to furnish each person to whom a
prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INCOME FUNDS, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 24th day of November, 1998.

	SMITH BARNEY INCOME FUNDS

	By:/s/ Heath B. McLendon
	Heath B. McLendon, Chairman of
	the Board, President and
	Chief Executive Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature	                   Title                           Date




/s/Heath B. McLendon         Chairman of the Board,           11/24/98
Heath B. McLendon            President and Chief
                             Executive Officer

/s/Lewis E. Daidone          Senior Vice President,           11/24/98
Lewis E. Daidone             Treasurer, Chief Financial
                             and Accounting Officer

/s/Lee Abraham*               Trustee                         11/24/98
Lee Abraham

/s/ Allan J. Bloostein*        Trustee                        11/24/98
Allan J. Bloostein

/s/ Richard E. Hanson*         Trustee                        11/24/98
Richard E. Hanson

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 4, 1996.


/s/Heath B. McLendon
Heath B. McLendon


EXHIBITS

Exhibit No.    Description of Exhibits

(1)(a)	Amendment to Master Trust Agreement

6(c)	      Distribution Agreement between the Registrant and
	CFBDS, Inc.

(11)	      Consent of KPMG Peat Marwick LLP

(15)(b)	Amended Services and Distribution Plan

(17)	Financial Date Schedule

(18)	Rule 18f-3(d) Multiple Class Plan

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